UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Amendment No. 1

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    X  .

Filed by a Party other than the Registrant        .

Check the appropriate box:

   X  . Preliminary Proxy Statement

        . Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

        . Definitive Proxy Statement

        . Definitive Additional Materials

        . Soliciting Material under Rule 14a-12

WORDLOGIC CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X .	No fee required.
.	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

.	Fee paid previously with preliminary materials.

.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

WORDLOGIC CORPORATION

1130 West Pender Street, Suite 230

Vancouver, British Columbia, Canada V6E 4A4

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on June 29, 2012

TO OUR SHAREHOLDERS:

Notice is hereby given that the 2012 Annual Meeting (the “Annual Meeting”) of WordLogic Corporation (“WLGC” or the “Company”) will be held at 1130 West Pender Street, Suite 230, Vancouver, British Columbia, Canada V6E 4A4, at 9:00am local time on June 29, 2012, for the following purposes:

1.

To elect the Directors of the Company to serve for a term of one (1) year until the next annual meeting of shareholders or until their successors are duly appointed and qualified;

2.

To confirm and ratify the appointment of the executive officers of the Company;

3.

To ratify the appointment of M&K CPAS, PLLC, as the independent auditor of the Company for the year ended December 31, 2012;

4.

To approve an increase in the number of authorized shares of Common Stock from one hundred million (100,000,000) to two hundred fifty million (250,000,000) shares;

5.

To approve the authorization of fifty million (50,000,000) Preferred Shares for issuance, with twenty five million (25,000,000) of the Preferred Shares to be designated as Class A Preferred Shares;

6.

To approve the Amended and Restated Articles of Incorporation (the “Amended Articles”);

7.

To adopt the Company’s 2012 Equity Incentive Plan and to reserve ten million (10,000,000) shares of Common Stock for issuance thereunder; and

8.

To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on May 23, 2012, as the Record Date for the determination of shareholders that are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.  Only shareholders of record, and holders of shares in street name as represented by a bank statement certifying the number of shares in their possession, as of the close of business on the Record Date are entitled to notice and to vote at this Annual Meeting or any postponements or adjournments.  A complete list of the shareholders entitled to vote at the meeting will be open to examination by any shareholder for any purpose germane to the meeting, during normal business hours for ten (10) days prior to the date of the Annual Meeting at the Company’s offices at 1130 West Pender Street, Suite 230, Vancouver, British Columbia, Canada V6E 4A4.  We intend to mail this Proxy Statement and accompanying Proxy Card to our shareholders on or about June 1 1, 2012.

Attendance at the Annual Meeting will be limited to shareholders of the Company.  Shareholders will be required to furnish proof of ownership of the Company’s Common Stock before being admitted to the meeting.  Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership in the Company’s Stock.

Whether or not you expect to attend in person, we urge you to sign, date and return the enclosed Proxy Card at your earliest convenience.  This will ensure the presence of a quorum and your representation at the Annual Meeting; promptly signing, dating and returning the Proxy Card will save the Company the expense and extra work of additional solicitation.

All properly executed proxies will be voted as directed by the shareholder on the Proxy Card. If no direction is given, Proxies will be voted in accordance with the Board of Directors’ recommendations and, in the discretion of the proxy holders, in the transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Any proxy may be revoked by a shareholder by delivering a later dated proxy to the Company, delivering written notice of revocation to the Company or giving notice of revocation in person at the Annual Meeting at any time prior to the voting thereof.

By order of the Board of Directors,

Date: June 1 , 2012

/s/ Franklin Evanshen______________

Franklin Evanshen

Chairman of the Board of Directors

/s/ T. Allen Rose__________________

T. Allen Rose

Director

WORDLOGIC CORPORATION

1130 West Pender Street, Suite 230

Vancouver, British Columbia, Canada V6E 4A4

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHARESHOLDERS

To Be Held on June 29, 2012

GENERAL INFORMATION

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of WordLogic Corporation for the 2012 Annual Meeting (the “Annual Meeting”) of our shareholders to be held on June 29, 2012, and any adjournment or postponement of the Annual Meeting.  In this Proxy Statement, we refer to WordLogic Corporation as “WLGC,” the “Company,” “we,” or “us.”

We are holding our Annual Meeting at the Company’s corporate office at 1130 West Pender Street, Suite 230, Vancouver, British Columbia, Canada V6E 4A4, on June 29, 2012, at 9:00am local time.  We intend to mail this Proxy Statement and accompanying Proxy Card to our shareholders on or about June 11 , 2012.   A proposed form of the Proxy Card is attached hereto as Appendix A.   Our annual report for the year ended December 31, 2011 is being sent to each shareholder of record along with this Proxy Statement.

ABOUT THE MEETING

At our Annual Meeting, our shareholders will act upon the matters outlined in the accompanying notice of meeting.  In addition, our management will report on our performance during the 2011 year and respond to questions from shareholders.

ABOUT THE COMPANY

WordLogic Corporation develops, markets, licenses and sells advanced predictive platform software designed to accelerate information discovery and text input. The Company's innovations operate on a wide variety of devices, including smartphones, PCs, cell phones, Smart TV, media players, automotive navigational systems, infotainment and game consoles. The Company's intellectual property portfolio includes six issued U.S. and European patents and three pending U.S. patent applications.

VOTING INFORMATION

All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the holder’s directions specified on the proxy.  If no directions have been specified by marking the appropriate places on the accompanying Proxy Card, the shares will be voted in accordance with the Board’s recommendations which are:

1.

FOR the election of Franklin Evanshen and T. Allen Rose as Directors of the Company to serve for a term of one (1) year until the next annual meeting of shareholders or until their successors are duly appointed and qualified.

2.

FOR confirmation and ratification of the appointment of the executive officers of the Company.

3.

FOR ratification of the appointment of M&K CPAS, PLLC as the independent auditor of the Company for the year ended December 31, 2012.

4.

FOR approval of an increase in the number of authorized shares of Common Stock from one hundred million (100,000,000) to two hundred fifty million (250,000,000) shares.

5.

FOR approval of the authorization of fifty million (50,000,000) Preferred Shares for issuance, with twenty five million (25,000,000) of the Preferred Shares to be designated as Class A Preferred Shares.

6.

FOR approval of the Amended and Restated Articles of Incorporation (the “Amended Articles”).

7.

FOR adoption of the Company’s 2012 Equity Incentive Plan and to reserve ten million (10,000,000) shares of Common Stock for issuance thereunder.

A shareholder signing and returning the accompanying proxy has power to revoke it at any time prior to its exercise by delivering to the Company a later dated proxy or by giving notice to the Company in writing or at the Annual Meeting, but without affecting any vote previously taken.

Record Date

You may vote all shares that you owned as of May 23, 2012, which is the Record Date for the Annual Meeting.  The Company has one class of stock outstanding, Common Stock, valued at $0.001 par value per share.  The Company is currently authorized to issue up to one hundred million (100,000,000) shares of Common Stock.  The Company is not currently authorized to issue shares of Preferred Stock.  As of May 22, 2012, we had 83,735,606 shares of Common Stock outstanding held of record by approximately 121 shareholders.  Each share of Common Stock is entitled to one vote on each matter properly brought before the meeting.

Ownership of Shares

If your shares are registered directly in your name, you are the holder of record of these shares, and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us or to vote in person at the Annual Meeting.  If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record is sending these proxy materials to you.  As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.  Regardless of how you hold your shares, we invite you to attend the Annual Meeting.

How to Vote

Your Vote Is Important.  We encourage you to vote promptly. You may vote in the following way:

By Mail: If you are a holder of record, you can vote by marking, dating, and signing your Proxy Card and returning it by mail in the enclosed postage-paid envelope.  If you hold your shares in street name, please complete and mail the voting instruction card.

At the Annual Meeting: If you vote your shares now it will not limit your right to change your vote at the Annual Meeting if you attend in person.  If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote your shares at the Annual Meeting.

All shares that have been properly voted and not revoked will be voted at the meeting.  If you sign and return your Proxy Card without any voting instructions, your shares will be voted as the Board of Directors recommends.

Revocation Of Proxies: You can revoke your proxy at any time before your shares are voted if you: (1) send a written notice to our Secretary indicating that you want to revoke your proxy; or (2) deliver to our Secretary a duly executed proxy (or voting instructions if you hold your shares in street name) bearing a later date, which revokes all previous proxies; or (3) attend the Annual Meeting in person, give written notice of revocation to the Secretary of the Annual Meeting prior to the voting of your proxy and vote your shares in person, although your attendance at the meeting will not by itself revoke your proxy.

Quorum and Required Vote

Quorum: We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of a majority of the votes that shareholders are entitled to cast are present at the meeting, either in person or by proxy.

Vote Required for Proposals:

Directors are elected by a plurality of the shares of Common Stock that are present in person or represented by proxy, meaning the nominees receiving the highest number of votes will be elected to the Board of Directors.

The ratification of the appointment of the Company’s executive officers requires the approval of a majority of the outstanding shares of Common Stock entitled to vote.

The ratification of M&K as the Company’s independent auditor for the year ended December 31, 2012 requires the approval of a majority of the outstanding shares of Common Stock entitled to vote.

The approval of an increase in the number of authorized shares of Common Stock from one hundred million (100,000,000) to two hundred fifty million (250,000,000) shares requires the approval of a majority of the outstanding shares of Common Stock entitled to vote.

The approval of the authorization of fifty million (50,000,000) Preferred Shares for issuance, with twenty five million (25,000,000) of the Preferred Shares to be designated as Class A Preferred Shares, requires the approval of a majority of the outstanding shares of Common Stock entitled to vote.

The approval of the Amended and Restated Articles of Incorporation requires the approval of a majority of the outstanding shares of Common Stock entitled to vote.

The adoption of the 2012 Equity Incentive Plan requires the approval of a majority of the outstanding shares of Common Stock entitled to vote.

How We Count Votes: In determining whether we have a quorum, we count abstentions and broker non-votes as present and entitled to vote.

In counting votes on the proposals:

•

Because directors are elected by a plurality, this means that the nominees receiving the highest number of “FOR” votes will be elected.  Neither abstentions nor broker non-votes will have any effect in determining the outcome of the election of directors.

•

In tabulating whether the other proposals are ratified by a majority of votes of the Company’s outstanding shares, it should be noted that abstentions are counted in tabulations of the votes cast and thus have the same effect as a vote against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Dissenter's Rights

Under Nevada law, shareholders are not entitled to dissenter's rights of appraisal on any proposal referred to herein.

Cumulative Voting

With respect to voting on the election of directors, shareholders shall not be entitled to cumulate votes.

Solicitation

The cost of solicitation will be borne by the Company.  In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.  Proxies may be solicited by the Company’s directors, officers and employees, without additional compensation, personally or by telephone, facsimile or telegram.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

AND THE CORPORATE GOVERNANCE OF THE COMPANY

Our business is managed by the Company’s Board of Directors.  Our Board members are informed of our business through discussions with management, materials provided to them, visits to the Company’s offices and facilities, and their participation in Board and committee meetings.  Directors are not reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors and the committees.

Corporate Governance Practices and Policies

Our Board of Directors has been carefully following the corporate governance developments that have been taking place as a result of the adoption of the Sarbanes-Oxley Act of 2002, the rules adopted thereunder by the Securities and Exchange Commission (SEC), and other corporate governance recommendations.  Our Board addresses, among other things, the Board’s composition, qualifications and responsibilities, director education and shareholder communication with directors.

Nominating Procedures

The Board will consider candidates for the Board of Directors from any reasonable source, including shareholder recommendations.  The Board will not evaluate candidates differently based on who has made the proposal.  The Board has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates.  No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms in the past fiscal year.  The Board will consider many factors when considering candidates for election to the Board of Directors, including that the proper skills and experiences are represented on the Board of Directors and its committees and that the composition of the Board of Directors and each such committee satisfies applicable legal requirements.  Depending upon the current needs of the Board of Directors, certain factors may be weighed more or less heavily by the Board.

Shareholders who wish to suggest qualified candidates should write to the Board at 1130 West Pender Street, Suite 230, Vancouver, British Columbia, Canada V6E 4A4, specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Board.  A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation.

Shareholder Communications

The Board of Directors encourages shareholders to send communications to the Board or to individual members of the Board.  Such communications, whether by letter, e-mail or telephone, should be directed to the Chairman of the Company who will forward them to the intended recipients.  However, unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the Chairman or his designee, may not be forwarded to the directors.

If a shareholder wishes to communicate to the Board about a concern relating to the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Board in care of the Chairman at the Company’s headquarters.  If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern likewise should be submitted in writing to the Chairman at the Company’s headquarters address.  If the shareholder is unsure as to which category his or her concern relates, he or she may communicate it to any one of the directors in care of the Company’s Secretary.  The Company’s “whistleblower” policy prohibits the Company or any of its employees from retaliating or taking any adverse action against anyone for raising a concern.  If a shareholder or employee nonetheless prefers to raise his or her concern in a confidential or anonymous manner, the concern may be directed to the Chairman at the Company’s headquarters.

Shareholders who wish to contact our Board members either individually or as a group may do so by writing to c/o Corporate Secretary, WordLogic Corporation, 1130 West Pender Street, Suite 230, Vancouver, British Columbia, Canada V6E 4A4, or by telephone at (604) 257-3660 specifying whether the communication is directed to the entire Board or to a particular director.  Shareholder letters are screened by Company personnel to filter out improper or irrelevant topics, such as solicitations, and to confirm that that such communications relate to matters that are within the scope of responsibilities of the Board or a Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our Common Stock, owned beneficially as of May 22, 2012 by: (i) each of our directors; (ii) each of our named executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our outstanding shares of Common Stock.  Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

As of May 22, 2012, there were 83,735,606 common shares, 4,540,000 shares issuable upon exercise of stock purchase options, and 11,709,100 shares issuable upon exercise of stock purchase warrants issued and outstanding.

Name and Address of Beneficial Owner	Title of Class	Amount &Nature of Beneficial Ownership (1)	Percent of Class (2)(%)
Franklin R. Evanshen (3) 1280 Braeside Street W. Vancouver BC Canada V7T 2L2	Common	9,864,059 (4)	9.87%
Darrin McCormack (5) 1729 Pavenham Rd. Cowichan Bay BC, Canada V0R 1N1	Common	470,000 (6)	0.47%
T. Allen Rose (7) 2400 – 650 W. Georgia St. Vancouver, BC Canada V6B 4N7	Common	260,000 (8)	0.26%
All Officers and Directors as a Group (3 Persons)	Common	10,594,059	10.60%
Harold Gunn 1116 Ironwork Passage Vancouver British Columbia V6H 3P1	Common	6,054,836	6.06%

(1)

The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2)

Based on 83,735,606 issued and outstanding shares of Common Stock as of May 22, 2012 plus 4,540,000 shares issuable upon exercise of stock purchase options, and 11,709,100 shares issuable upon exercise of stock purchase warrants issued and outstanding.

(3)

Franklin R. Evanshen is the President, Chief Executive Officer, and a Director of the Company.

(4)

Includes 9,858,383 common shares held under his own name, and 5,676 common shares held by MCC Meridian Capital Corp., a company controlled by Franklin R. Evanshen.

(5)

Darrin McCormack is the Chief Financial Officer of the Company.

(6)

Includes 70,000 common shares and options to purchase 400,000 shares of our C ommon S tock.

(7)

T. Allen Rose is the Secretary, Treasurer and a Director of the Company.

(8)

Includes 10,000 common shares and options to purchase 250,000 shares of our C ommon S tock.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(e) during the year ended December 31, 2011, Forms 5 and any amendments thereto furnished to us with respect to the year ended December 31, 2011, and the representations made by the reporting persons to us, we believe that during the year ended December 31, 2011, our executive officers and directors and all persons who own more than ten percent of a registered class of our equity securities complied with all Section 16(a) filing requirements.

Code of Ethics

Our Board of Directors has not adopted a code of ethics due to the fact that we presently only have two directors and we are in the development stage of our operations. We anticipate that we will adopt a code of ethics when we increase either the number of our directors and officers or the number of our employees.

Audit Committee

We established a separately-designated standing audit committee on February 19, 2008.  The committee consists of Darrin McCormack, our Chief Financial Officer and T. Allen Rose, a Director, Secretary and Treasurer.  However, Darrin McCormack, the financial expert serving on our audit committee, is also our Chief Financial Officer; therefore, he is not an independent member of our committee.  Further, T. Allen Rose is not an independent member of our committee, as he is also an officer of the Company.  Due to the lack of an independent member, the Company’s audit committee does not function as an audit committee should since there is a lack of independent directors on the committee and the Board of Directors has not identified an audit committee financial expert (as defined in Item 407 of Regulation S-K), who is knowledgeable about reporting and financial statements requirements, to serve on the audit committee due to the Company’s inability to attract such a person.

The Company intends to establish a new audit committee of the Board of Directors that shall consist of independent directors.  The audit committee’s duties will be to recommend to the Company’s board of directors the engagement of an independent registered public accounting firm to audit the Company’s financial statements and to review the Company’s accounting and auditing principles.  The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls.  The audit committee shall at all times be composed exclusively of directors who are, in the opinion of the Company’s board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Director Independence

For purposes of determining director independence, we have applied the definitions set forth in NASDAQ Rule 5605(a)(2). The OTCBB on which shares of our C ommon S tock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Officer” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, neither Frank R. Evanshen nor T. Allen Rose is an independent director because they are also executive officers of the Company.

Related Party Transactions

The Company entered into an agreement with a private company controlled by a director to provide management services requiring monthly payments of $CAD 30,000, expiring December 31, 2012. Management fees incurred by the Company totaled $365,202 ($CAD 360,000) and $193,132 ($CAD 200,000) for the years ended December 31, 2011 and 2010, respectively.  As at December 31, 2011 the amount owing to this private company totaled $105,100.

During the years ended December 31, 2011 and 2010 the Company incurred accounting fees of $32,970 and $32,520 with a private company of which an officer is also an officer, respectively. As at December 31, 2011, the amount owing to this private company totaled $42,337.

During the years ended December 31, 2011 and 2010, the Company incurred $146,081 and $98,176 with a former officer for wages and salaries, respectively.

Other than the foregoing, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past fiscal year, or in any proposed transaction, which has materially affected or will affect the Company.

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

•

disclosing such transactions in reports where required;

•

disclosing in any and all filings with the SEC, where required;

•

obtaining disinterested directors consent; and

•

obtaining shareholder consent where required.

Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide this information.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the compensation paid to our executive officers during the years ending December 31, 2011 and 2010.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Franklin Evanshen President, CEO and Director	2011	nil	nil	nil	nil	nil	nil	$365,202	$365,202
	2010	nil	nil	$780,000 (1)	$669,263 (2)	nil	nil	$193,132(3)	$1,532,961
Darrin McCormack CFO	2011	nil	nil	$41,000	Nil	nil	nil	$32,970	$73,970
	2010	nil	nil	$12,000	nil	nil	Nil	$20,520(4)	$32,520
Peter Knaven Former Senior Vice President, Chief Technology Officer and Director (5)	2011	$146,081	nil	nil	nil	nil	nil	nil	$146,081
	2010	$98,175	nil	$36,000	$509,379 (6)	nil	nil	nil	$562,527
T. Allen Rose Secretary, Treasurer, Director and Former CFO	2011	nil	nil	nil	Nil	nil	nil	nil	nil
	2010	nil	nil	nil	Nil	nil	nil	nil	nil
James P. Yano Chief Operations Officer (7)	2011	nil	nil	$18,000	nil	nil	nil	nil	$18,000
	2010	nil	nil	$30,500	nil	nil	nil	nil	$30,500

(1)						In September 2010, the Company issued 3,000,000 shares of its C ommon S tock at $0.26 per share, valued at $780,000 based on the price on the date of grant, to Mr. Evanshen for services rendered.
(2)

On October 13, 2010, the Company granted to Mr. Evanshen options to purchase a total of 2,000,000 shares of the Company’s C ommon S tock. The options carry an exercise price of $0.30 per share and vested immediately. The options expire October 13, 2013. The fair value for options granted was estimated at the date of grant using the Black-Scholes option-pricing model and the weighted average fair value of stock options granted was $0.33. During the year ended December 31, 2010, the Company recorded stock-based compensation of $669,263 as a general and administrative expense in connection with these options.

On October 27, 2011, the Company entered into a Cancellation Agreement with Mr. Evanshen, pursuant to which one hundred percent (100%) of Mr. Evanshen’s outstanding and unexercised Accrued Options to purchase shares of C ommon S tock of the Company were terminated and cancelled in their entirety.

(3)

Represents management consulting fees paid to Meridian Capital Corp. (“MCC”). MCC, a company controlled by Franklin R. Evanshen, has a management agreement with the Company for services provided personally by Mr. Evanshen in his role as our President and Chief Executive Officer. The agreement currently requires monthly payments of approximately $30,433 ($30,000 CAD) for services rendered.

(4)

Represents amounts incurred with D. McCormack & Company Inc., a company of which Darrin McCormack is an officer, for accounting and financial management services provided personally by Mr. McCormack in his role as Chief Financial Officer.  Under the agreement, fees are charged at approximately $111 ($110 CAD) per hour.

(5)

Peter Knaven is our former Senior Vice President, Chief Technology Officer and Director.  Mr. Knaven had an Employment Agreement with the Company for his employment as a Software Programmer and Developer. The Agreement provided for Mr. Knaven to be paid approximately $16,231 ($16,000 CAD) per month in exchange for his services.  During the year ended December 31, 2010, Mr. Knaven resigned as a Director of the Company.  During the year ended December 31, 2011, Mr. Knaven resigned as Senior Vice President, Chief Technology Officer.

(6)

On November 1, 2010, the Company granted options to Mr. Knaven to purchase a total of 2,000,000 shares of the Company’s C ommon S tock. The options carry an exercise price of $0.30 per share and vested immediately. The options expire November 1, 2013. The fair value for options granted was estimated at the date of grant using the Black-Scholes option-pricing model and the weighted average fair value of stock options granted was $0.25. During the year ended December 31, 2010, the Company recorded stock-based compensation of $509,379 as a general and administrative expense in connection with these options.

During the year ended December 31, 2011, the Company entered into a Cancellation Agreement with Mr. Knaven, pursuant to which one hundred percent (100%) of Mr. Knaven’s outstanding and unexercised Accrued Options to purchase shares of C ommon S tock of the Company were terminated and cancelled in their entirety.

(7)

James P. Yano is our former Chief Operations Officer.  According to that certain Consulting Agreement entered into by and between the Company and Mr. Yano, Mr. Yano shall serve as Chief Operations Officer of the Company from October 1, 2008 until September 30, 2011 in exchange for a monthly salary of $18,000 and options to purchase 1,500,000 shares of the Company’s Common Stock (the “Options”) with the following conditions:

a.  The Options will vest at a rate of 40,000 per month, with any remainder vesting on September 30, 2011.

b.  The Options are exercisable at $0.80 per share and contain cashless exercise provisions.

c.  Vested Options will expire 24 months after vesting.  All Options, whether vested or unvested, will expire upon the delivery of notice of the termination of the Consulting Agreement.

d.  The Consulting Agreement may be terminated by either Mr. Yano or the Company with 7 days written notice.

Mr. Yano’s Consulting Agreement was amended on October 1, 2009. According to the amended agreement, the monthly salary of $18,000 was cancelled; however, Mr. Yano was to continue his services and will remain entitled to the above Options. Subsequently, Mr. Yano resigned as the Company’s Chief Operations Officer.

Narrative Disclosure to Summary Compensation Table

There are no compensatory plans or arrangements, including payments to be received from the Company with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes the outstanding equity awards to our executive officers as of December 31, 2011.

OPTION AWARDS
Name	Number of Common Shares Underlying Unexercised Options (#) Exercisable	Number of Common Shares Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Franklin R. Evanshen	Nil	Nil	Nil	Nil	n/a

Darrin McCormack	100,000 200,000 100,000	Nil Nil Nil	Nil Nil Nil	$0.27 $0.52 $0.30	Mar. 6, 2014 Apr. 27, 2014 Oct. 29, 2012
Peter Knaven	Nil	Nil	Nil	Nil	n/a
James P. Yano	200,000 1,100,000	Nil Nil	Nil 900,000	$0.80 $0.40	Sep 30, 2013 Sep. 30, 2013 (1)
T. Allen Rose	250,000	Nil	Nil	$0.80	Aug. 18, 2013

(1)  The options will vest at a rate of 40,000 per month, with any remainder vesting on September 30, 2011.  Vested Options will expire 24 months after vesting.  All options, whether vested or unvested, will expire upon the delivery of notice of the termination of the Consulting Agreement with Mr. Yano.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers.

Compensation Committee

We currently do not have a compensation committee of the Board of Directors. The Board of Directors as a whole determines executive compensation.

Compensation of Directors

We do not pay members of the Board of Directors any set fees for attendance at the Board meetings or similar remuneration or reimburse them for any out-of-pocket expenses incurred by them in connection with our business.

INDEPENDENT PUBLIC ACCOUNTANTS

The Company’s independent accountants for the fiscal year ended December 31, 2011 was M&K CPAS, PLLC.  As set forth below in Proposal 3, the Company has appointed M&K CPAS, PLLC as the Company's independent accountants for the fiscal year ending December 31, 2012.

PROPOSAL 1.

ELECTION OF DIRECTORS

Nominees

Our current Bylaws provide for a Board of Directors consisting of not less than one (1), nor more than nine (9), directors.  The number of directors has been set as two (2) who will be elected at the Annual Meeting.  The elected directors will hold offices for a term of one (1) year or until their successors are elected (which should occur at the next Annual Meeting) and qualified, unless they die, resign or are removed from office prior to that time.  In the absence of specific instructions, executed proxies which do not indicate for whom votes should be cast will be voted “FOR” the election of the nominees named below as directors.  Votes withheld will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting but have no other legal effect upon the election of directors under Nevada law.  In the event that any nominee is unable or declines to serve as a director (which is not anticipated), the proxyholders will vote for such substitute nominee as the Board of Directors recommends or vote to allow the vacancy to remain open until filled by the Board of Directors, as the Board of Directors recommends.

Set forth below is information as to each nominee for director.

DIRECTORS WHO ARE NOMINEES FOR ELECTION

Name of Nominee	Age	Position (Proposed Term as Director)
Franklin Evanshen	63	Director – 1 Year
T. Allen Rose	55	Director – 1 Year

Franklin R. Evanshen has been the President, Chief Executive Officer and a Director of the Company since May 27, 2003.  Mr. Evanshen has been a venture capitalist and merchant banker for over 25 years and has extensive experience in raising capital for private and public ventures. He received his Bachelor of Arts from Loyola College in Montreal in 1970.

T. Allen Rose has served as a Director and the Chief Financial Officer, Secretary and Treasurer of the Company since May 27, 2003.  Mr. Rose resigned as our Chief Financial Officer on August 13, 2007. Mr. Rose is a Chartered Accountant and has been in senior financial management for numerous private and public companies since 1983. He received his Bachelor of Commerce in Finance & Accounting from McMaster University in Hamilton, Ontario in 1979.

VOTE REQUIRED

Directors are elected by a plurality of the votes cast by the shares of Common Stock represented at the Annual Meeting, meaning the nominees receiving the highest number of votes will be elected to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

THE NOMINEES AS SET FORTH ABOVE.

PROPOSAL 2.

CONFIRMATION AND RATIFICATION OF APPOINTMENT OF EXECUTIVE OFFICERS

Each of our officers is elected by the Board of Directors to a term of one (1) year and serves until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed from office.

Identification of Executive Officers of the Company

Our current executive officers are as follows:

Name and Age	Position(s) Held	Tenure	Other Public Company Directorships
Franklin R. Evanshen, 63	President, Chief Executive Officer, and Director	May 27, 2003 to present	None
Darrin McCormack, 46	Chief Financial Officer	August 13, 2007 to present	None
T. Allen Rose, 55	Secretary, Treasurer and Director	May 27, 2003 to present	None

Background and Business Experience

The business experience during the past five years of each of the persons presently listed above as an Officer of the Company is as follows:

Franklin R. Evanshen has been the President, Chief Executive Officer and a Director of the Company since May 27, 2003. Mr. Evanshen has been a venture capitalist and merchant banker for over 25 years and has extensive experience in raising capital for private and public ventures. He received his Bachelor of Arts from Loyola College in Montreal in 1970.

Darrin McCormack has been our Chief Financial Officer since August 13, 2007. Mr. McCormack is a Certified General Accountant and Certified Fraud Examiner and is the managing partner in the firm D. McCormack & Company Inc, CGA’s from July 1995 to present. D. McCormack & Company Inc. is a registered participant with the Canadian Public Accountability Board. Mr. McCormack has been a CGA in public practice since 1988. He received his diploma in Financial Accounting from Malaspina College in Nanaimo, BC in 1986.

T. Allen Rose has served as a Director and the Chief Financial Officer, Secretary and Treasurer of the Company since May 27, 2003.  Mr. Rose resigned as our Chief Financial Officer on August 13, 2007. Mr. Rose is a Chartered Accountant and has been in senior financial management for numerous private and public companies since 1983. He received his Bachelor of Commerce in Finance & Accounting from McMaster University in Hamilton, Ontario in 1979.

Significant Employees

Other than the officers and directors described above, we do not expect any other individuals to make a significant contribution to our business.

Family Relationships

There are no family relationships among our officers, directors or persons nominated for such positions.

Involvement in Certain Legal Proceedings

During the past ten years no director, executive officer, promoter or control person of the Company has been involved in the following:

(1)

A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)

Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.

Engaging in any type of business practice; or

iii.

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5)

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.

Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.

Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

VOTE REQUIRED

The confirmation and ratification of the appointment of the Company’s executive officers requires the approval of a majority of the outstanding shares of Common Stock entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

THE RATIFICATION OF THE EXECUTIVE OFFICERS OF THE COMPANY AS SET FORTH ABOVE.

PROPOSAL 3.

RATIFICATION OF APPOINTMENT OF AUDITOR

The Company has appointed M&K CPAS, PLLC (“M&K”) as the independent auditor of the Company for the year ending December 31, 2012.  M&K has served as the Company’s independent auditor since February 17, 2009.  M&K provides services to the Company including examination of the Company’s annual and quarterly financial statements.

Audit and Non-Audit Fees

		Year Ended December 31, 2011		Year Ended December 31, 2010
Audit fees		$26,434		$30,909
Audit-related fees	$	nil	$	nil
Tax fees	$	nil	$	nil
All other fees	$	nil	$	nil
Total		$26,434		$30,909

Audit Fees

During the fiscal year ended December 31, 2011, we incurred approximately $26,434 in fees to our principal independent accountants for professional services rendered in connection with the audit and review of our financial statements for fiscal year ended December 31, 2011.

During the fiscal year ended December 31, 2010, we incurred approximately $30,909 in fees to our principal independent accountants for professional services rendered in connection with the audit and review of our financial statements for fiscal year ended December 31, 2010.

Audit-Related Fees

The aggregate fees billed during the fiscal years ended December 31, 2011 and 2010 for assurance and related services by our principal independent accountants that are reasonably related to the performance of the audit or review of our financial statements (and are not reported under Item 9(e)(1) of Schedule 14A) was $0 and $0, respectively.

Tax Fees

The aggregate fees billed during the fiscal years ended December 31, 2011 and 2010 for professional services rendered by our principal accountant tax compliance, tax advice and tax planning were $0 and $0, respectively.

All Other Fees

The aggregate fees billed during the fiscal years ended December 31, 2011 and 2010 for products and services provided by our principal independent accountants (other than the services reported in Items 9(e)(1) through 9(e)(3) of Schedule 14A) was $0 and $0, respectively.

VOTE REQUIRED

The ratification of M&K as the Company’s independent auditors for the year ended December 31, 2012 requires the approval of a majority of the outstanding shares of Common Stock entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2012 AS SET FORTH ABOVE.

PROPOSAL 4.

APPROVAL OF THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

On May 22, 2012, the Company’s Board of Directors approved the Amended and Restated Articles of Incorporation (the “Amended Articles”), substantially in the form attached hereto as Appendix B, which will effect an increase in the number of authorized shares of Common Stock from one hundred million (100,000,000) to two hundred fifty million (250,000,000) shares.

The Company’s Board of Directors believes that the increase in authorized common stock will allow the Company to maintain sufficient shares of common stock for future business and financial purposes.  Authorized but unissued shares of common stock may be used by the Company for any purpose permitted under Nevada law, including but not limited to, raising capital, providing equity incentives to employees, officers and directors, and entering into transactions that the Company’s Board believes provide the potential for growth and profit and that are in the best interests of the Company and its shareholders.  The Company currently has no plans, arrangements, agreements or understandings for the issuance or use of the additional shares of common stock proposed to be authorized.

The additional shares of common stock for which authorization is sought would be part of the Company’s existing class of common stock and accordingly, the terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock.  Further, the relative rights and limitations of the shares of common stock will remain unchanged.  The creation of additional shares of authorized common stock will not alter the current number of issued shares.  However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, any issuance of additional shares of common stock will reduce the current shareholders’ percentage ownership interest in the total outstanding shares of common stock.

The issuance of a substantial amount of common stock or the granting of an option or warrant to purchase a substantial amount of common stock could have a potential anti-takeover effect with respect to the Company which may make it more difficult to effect a change in control of the Company (for example, by decreasing the percentage of share ownership of those persons seeking to obtain control), although the Board is not presenting the proposal for that reason and does not anticipate using the newly authorized shares for such a purpose.  We are not increasing our authorized common stock to construct or enable any anti-takeover defense or mechanism on behalf of the Company.  While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent shareholders, the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.  Under applicable law, the Board is required to make any determination to issue such shares based on its judgment at the time of such issuance as to the best interests of the Company.

VOTE REQUIRED

The approval of an increase in the number of authorized shares of Common Stock from one hundred million (100,000,000) to two hundred fifty million (250,000,000) shares requires the approval of a majority of the outstanding shares of Common Stock entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “ FOR” THE APPROVAL OF THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AS SET FORTH ABOVE.

PROPOSAL 5.

APPROVAL OF THE AUTHORIZATION OF PREFERRED SHARES FOR ISSUANCE

On May 22, 2012, the Company’s Board of Directors approved the Amended and Restated Articles of Incorporation (the “Amended Articles”), substantially in the form attached hereto as Appendix B, which shall effect the authorization of fifty million (50,000,000) Preferred Shares for issuance with twenty five million (25,000,000) of the Preferred Shares to be designated as Class A Preferred Shares.

The Company’s Articles of Incorporation do not presently authorize the issuance of shares other than Common Stock.  The proposal authorizes the issuance of fifty million (50,000,000) shares of Preferred Stock with a par value of $0.001 which may be issued from time to time in one or more series.  Additionally, twenty five million (25,000,000) of the Preferred Shares shall be designated as Class A Preferred Shares.

Under this proposal, the Board of Directors shall have the authority, by resolution adopted and filed in accordance with law, to provide for the issue of such series of shares of preferred stock including the preferences, rights and limitations of each series. Each series of shares of preferred stock may have full, limited or no voting powers, be subject to redemption, be entitled to receive dividends, have rights upon the dissolution of or distribution of the assets of the Company, be convertible into or exchangeable for shares of any other class or series of class of stock, be entitled to the benefit of a sinking fund, be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Company, or have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, in each case as shall be stated in said resolution or resolutions providing for the issue of such shares of preferred stock.  No holder of any preferred shares of the Company shall have preemptive rights to purchase or subscribe for any unissued shares of the Company or for any additional shares of stock, of any class or series, which may at any time be issued, whether now or hereafter authorized, or for any rights, options, or warrants to purchase or receive shares.

Shares of preferred stock of any series that have been redeemed or repurchased by the Corporation (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted or exchanged in accordance with their terms shall be retired and have the status of authorized and unissued shares of preferred stock of the same series and may be reissued as a part of the series of which they were originally a part or may, upon the filing of an appropriate certificate with the Secretary of State of the State of Nevada be reissued as part of a new series of shares of preferred stock to be created by resolution(s) of the Board of Directors or as part of any other series of shares of preferred stock, subject to the conditions or restrictions on issuance set forth in the resolution(s) adopted by the Board of Directors.

Class A Preferred Shares

Under this proposal, the total number of shares of Class A Preferred Shares that the Company shall have the authority to issue is twenty five million (25,000,000), with a stated par value of $0.001 per share.

Liquidation Preference

In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company, holders of Class A Preferred Shares shall be entitled to receive out of the assets of the Company an amount equal to the stated par value less the aggregate amount of all prior distributions to holders of all classes of preferred shares, plus any accrued previously declared but unpaid dividends (“liquidation preference”).  No distribution shall be made to the holders of common shares upon liquidation, dissolution, or winding up until after the full liquidation preference has been distributed to the preferred shareholders.  If the assets of the Company are insufficient to pay the liquidation preference in full to the preferred shareholders, the entire assets of the Company shall be distributed ratably among all preferred shareholders.  If the Company is able to distribute the liquidation preference in full to the preferred shareholders, the Class A Preferred Shares shall be considered to have been redeemed and thereafter, the remaining assets of the Company shall be paid in equal amounts on all outstanding shares of common stock.

Conversion Rights

Class A Preferred Shareholders shall be entitled, at any time, to convert Class A Preferred Shares and receive five (5) shares of common stock for each preferred share being converted, subject to certain adjustments, terms and conditions set forth in the Amended Articles.  Converted preferred shares shall not be re-issued by the Company.

Voting Rights

With respect to each matter submitted to a vote of stockholders of the Company, the holder of Class A Preferred Shares shall be entitled to cast that number of votes which is equivalent to the number of shares of Class A Preferred Shares owned by such holder times one hundred (100).  Further, holders of the Company’s common stock and holders of Class A Preferred Shares shall vote as a single class on all matters submitted to the stockholders.

Effect of Proposal

The Board believes that authorization of the preferred stock in the manner proposed is in the best interests of the Company and its shareholders. Authorization of the preferred stock will provide the Company with greater flexibility in meeting future capital requirements by creating series of preferred stock customized to meet the needs of particular transactions at then prevailing market conditions. Series of preferred stock would also be available for issuance from time to time for any other proper corporate purposes, including in connection with strategic alliances, joint ventures, or acquisitions.  The Company currently has no plans, arrangements, agreements or understandings for the issuance or use of the Preferred Shares or Class A Preferred Shares proposed to be authorized.

The rights of the holders of the Company’s common stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. To the extent that dividends will be payable on any issued shares of preferred stock, the result may be to reduce the amount otherwise available for payment of dividends on outstanding shares of common stock and there might be restrictions placed on the Company’s ability to declare dividends on the common stock or to repurchase shares of common stock. The issuance of preferred stock having voting rights would dilute the voting power of the holders of common stock. To the extent that preferred stock is made convertible into shares of common stock, the effect, upon such conversion, would also be to dilute the voting power and ownership percentage of the holders of common stock. In addition, holders of preferred stock would normally receive superior rights in the event of any dissolution, liquidation, or winding-up of the Company, thereby diminishing the rights of the holders of common stock to distribution of the Company’s assets.

Potential Anti-Takeover Effects

The Board of Directors may issue preferred stock for capital-raising activities, acquisitions, joint ventures or other corporate purposes that have the effect of making a takeover of the Company more difficult or costly (for example, by decreasing the voting power and share ownership percentage of persons seeking to obtain control), as could also be the case if the Board of Directors were to issue additional common stock for such purposes.  The ability of our Board of Directors to designate the rights of, and issue, preferred stock could be used to make a takeover or change in control of the Company more difficult, however, we do not intend to use the preferred stock in this manner.

While the issuance of preferred stock may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by the preferred stock outweighs any disadvantages.  To the extent that the authorization of the preferred stock may have anti-takeover effects, the preferred stock may encourage persons seeking to acquire our Company to negotiate directly with the Board of Directors, enabling the Board of Directors to consider the proposed transaction in a manner that best serves the shareholders’ interests.  The Board of Directors believes that, as it is currently structured, the preferred stock is in the best interests of the Company and its shareholders because it is consistent with sound corporate governance principles and provides flexibility for future capital-raising transactions, acquisitions and joint ventures.

VOTE REQUIRED

The approval of the authorization of the issuance of fifty million (50,000,000) preferred shares with twenty five million (25,000,000) of the preferred shares to be designated as Class A Preferred Shares, requires the approval of a majority of the outstanding shares of Common Stock entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “ FOR” THE APPROVAL OF THE AUTHORIZATION OF THE ISSUANCE OF PREFERRED SHARES AS SET FORTH ABOVE.

PROPOSAL 6.

APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

On May 22, 2012, the Company’s Board of Directors approved the Amended and Restated Articles of Incorporation (the “Amended Articles”), substantially in the form attached hereto as Appendix B.  The Company is seeking approval of the Amended Articles as our existing Articles of Incorporation and amendments thereto are inadequate for our current needs and lack comprehensive provisions found in more sophisticated and modern articles of incorporation.  A description of the material changes to the Company’s existing Articles of Incorporation, as proposed by the Amended Articles, is set forth below.

An affirmative vote for this Proposal 6 is only a vote for the amendments addressed by this section and shall not be counted for or against Proposals 4 or 5 as those Proposals must be independently affirmed prior to their inclusion in the Amended and Articles.

DESCRIPTION OF THE PROPOSED AMENDMENTS

Old Article No.	New Article No.	Material Change	Anti-Takeover Implications	Effect on Shareholders
3	3	New Article 3 indicates where the Company may maintain its corporate offices and hold meetings of directors and shareholders, and what kind of business may be conducted by the Company.	None	None
5	4

Old Article 5 sets forth the initial Board of Directors consisting of one member.

New Article 4 indicates that the Board of Directors of the Company shall consist of such number of members as determined in accordance with the Company’s Bylaws and from time to time, but shall not consist of less than one member.

			None	None
4	5

See Proposals 4 and 5

New Article 5 sets forth the proposed authorized capital stock of the Company consisting of three hundred million (300,000,000) shares, which shall include two hundred fifty million (250,000,000) common shares and fifty million (50,000,000) preferred shares with twenty five million (25,000,000) of the preferred shares to be designated as Class A Preferred Shares.

Further, New Article 5 includes a description of the classes of authorized shares and the relative rights, voting power, and preferences granted to and restrictions imposed upon the shares of each class.

			See Proposals 4 and 5	See Proposals 4 and 5
N/A	6

New Article 6, which previously did not exist, states that the capital stock of the Company, once paid for, shall be subject to no further assessment to pay the debts of the Company and no capital stock issued as fully paid shall ever be assessable or assessed.

			None	New Article 6 sets forth the default provision under Nevada law and accordingly, there shall be no effect on the Company’s shareholders.
N/A	7

New Article 7, which previously did not exist, states that no shares of the Company shall carry any preemptive rights to acquire additional or other shares of the Company and no shareholder of the Company shall be entitled, as of right, to purchase or subscribe for any part of any unissued shares of the Company’s stock or for any additional shares of stock which may at any time be issued.

			None	New Article 7 sets forth the default provision under Nevada law and accordingly, there shall be no effect on the Company’s shareholders.
N/A	9

New Article 9, which previously did not exist, states that the Company is electing not to be governed by those provisions of the Nevada Revised Statutes governing transactions with the Company’s shareholders.

			See “Anti-Takeover Provisions” Below	See “Anti-Takeover Provisions” Below
6	10

Old Article 6 states that Officers and Directors of the Company shall have no personal liability to the Company or its shareholders for damages for breach of fiduciary duty.

New Article 10 includes the same provisions of Old Article 6 and further states that the Company shall indemnify its Directors, Officers, Employees, Fiduciaries and Agents to the fullest extent allowable under Nevada law.

			None	None

Anti-Takeover Provisions

Nevada law restricts “business combinations” with “interested stockholders,” unless certain conditions are met, with respect to corporations which have at least 200 stockholders of record.  A “combination” includes (i) any merger or consolidation of the corporation or any of its subsidiaries with an “interested stockholder,” or any other entity which is, or after and as a result of the merger or consolidation would be, an affiliate or associate of the interested stockholder, (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with an “interested stockholder” , or any affiliate or associate thereof, of assets of the corporation or any of its subsidiaries having: an aggregate market value equal to more than five percent of the aggregate market value of all of the corporation’s assets; an aggregate market value equal to more than five percent of the aggregate market value of all the outstanding voting shares of the corporation; or representing more than ten percent of the earning power or net income of the corporation, (iii) any issuance or transfer by the corporation or any of its subsidiaries of any shares of the corporation or any of its subsidiaries, to the “interested stockholder,” or any affiliate or associate thereof, having an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding voting shares of the corporation, (iv) the adoption of any plan or proposal for the liquidation or dissolution of the corporation under any agreement, arrangement or understanding with the “interested stockholder,” or affiliate or associate thereof, (v) certain transactions under an agreement, arrangement or understanding with the “interested stockholder” which would have the immediate and proximate effect of increasing the proportionate share of the outstanding shares of the corporation of any of its subsidiaries, which is beneficially owned by the “interested stockholder,” or affiliate or associate thereof, or (vi) the receipt by the “interested stockholder” of the benefit, except proportionately as a stockholder of the corporation, of any loan, advance, guarantee, pledge or other financial assistance or ay tax credit or advantage provided by or through the corporation.  An “interested stockholder” is a person who is (i) a beneficial owner of ten percent or more of the corporation’s voting stock; or (ii) an affiliate or associate of the corporation who at any time within two years immediately before the date in question, was a beneficial owner of ten percent or more of the corporation’s voting stock.

A corporation to which this statute applies may not engage in a “combination” within two years after the person first became an “ interested stockholder” , unless (i) the combination or transaction by which the person first became an “interested stockholder” is approved by the board of directors; or (ii) the combination is approved by the board of directors and approved at an annual or special meeting of the stockholders of the corporation representing at least sixty percent of the voting power of the corporation not beneficially owned by the “interested stockholder” or affiliates or associates thereof.

We believe that the effect of these statutory provisions is to prevent a business combination or change of control transaction.  The Company has opted not to be governed by these provisions, which precludes a mandatory approval by the stockholders of any such combination; however, under applicable law, our Board of Directors must still approve all issuances of stock and determine that such issuances are in the best interests of our Company and stockholders.

VOTE REQUIRED

The approval of the Amended and Restated Articles of Incorporation requires the approval of a majority of the outstanding shares of Common Stock entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION AS SET FORTH ABOVE.

PROPOSAL 7 ..

ADOPTION OF THE COMPANY’S 2012 EQUITY INCENTIVE PLAN

On May 22, 2012, the Company’s Board of Directors adopted the 2012 Equity Incentive Plan (the “Plan”) , substantially in the form attached hereto as Appendix C.   Our Board of Directors adopted the Plan to permit us to offer to our employees, officers, directors, and consultants whose contributions to our Company have been, are or likely to be, important to our success, an opportunity to acquire a proprietary interest in the Company.  We believe that the types of awards that may be provided under the Plan will enable us to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of our business.  Awards granted under the Plan shall collectively be referred to hereinafter as “Awards”.  The Company currently has no plans, arrangements, agreements or understandings for the grant of any Awards under the Plan.

We intend to reserve ten million (10,000,000) of our authorized but unissued shares of Common Stock for issuance under the Plan.  The Plan shall become effective upon its adoption by the Board of Directors, however, no Awards may be granted under the Plan until it has been approved by the stockholders of the Company.  The term of the Plan shall be for ten (10) years from the date of the Plan’s adoption by the Board unless earlier terminated.  The term of each Award shall be determined by the Administrator (as such term is defined below).

Persons eligible to receive Awards under the Plan shall include employees, officers, directors or consultants of the Company who provide bona fide services to us in connection with our business.  Under federal securities laws, these services cannot be in connection with the offer of sale of our securities in a capital raising transaction nor directly or indirectly promote or maintain a market for our securities.

The Plan shall be administered by our Board of Directors or an underlying committee (the “Administrator”). The Administrator shall determine from time to time to whom Awards are to be granted, the type of Award to be granted, the number of shares of common stock to be covered by each Award, the forms of the Award Agreements and the terms and conditions of the Award, consistent with the terms of the Plan, such as the time or times at which an Award shall be granted, the vesting schedule, the dates such Awards become exercisable, and the acceptable forms of consideration.  Further, the Administrator shall have the authority to construe and interpret the terms of the Plan, prescribe, amend and rescind rules and procedures relating to the operation and administration of the Plan, modify or amend each Award, impose restrictions, conditions or limitations on each Award, and to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted thereunder.

The Administrator may amend, suspend or terminate the Plan at any time, but such action shall be subject to the approval of the stockholders of the Company.  No amendment, suspension or termination of the Plan shall materially impair the rights of any Award, unless agreed otherwise between the awardee and the Administrator.

The Plan authorizes the grant of the following Awards:

•	options which quality as “incentive stock options” (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”);
•	options which do not qualify as ISOs (“non-qualified options” or “NSOs”);

•	awards of our Common Stock and stock units;
•	stock appreciation rights;

•	grants of restricted stock; and
•	other stock-based awards, subject to limitations under applicable law.

Options

The Administrator may grant an option from time to time in its discretion or automatically upon the occurrence of specified events.  The term of the option shall be ten (10) years from the grant date or such shorter term as may be determined by the Administrator.  The term of an ISO granted to a 10% stockholder shall not exceed five (5) years.

Each option agreement made pursuant to the Plan shall contain provisions regarding (i) the number of shares that may be issued upon exercise of the option; (ii) the type of option; (iii) the exercise price of the shares and the means of payment for the shares; (iv) the term of the option; (v) such terms and conditions on the vesting or exercisability of an option, or both, as may be determined from time to time by the Administrator; (vi) restrictions on the transfer of the option and forfeiture provisions; and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator.

The exercise price per share for the shares to be issued pursuant to the exercise of an option shall be determined by the Administrator, subject to the following:  (i) for ISOs, the per share exercise price shall be no less than 100% of the fair market value per share on the grant date.  Notwithstanding the foregoing, if any ISO is granted to a 10% stockholder, then the exercise price shall not be less than 110% of the fair market value of a share of common stock on the grant date; (ii) for NSOs, the per share exercise price shall be no less than 100% of the fair market value per share on the grant date.  The per share exercise price for NSOs may also vary according to a predetermined formula; provided, that the exercise price never falls below 100% of the fair market value per share on the grant date.

If an awardee under the Plan ceases to be an employee, director, officer or consultant of the Company, as a result of his or her death, disability, or otherwise, the awardee may exercise his or her option within such period as is specified in the award agreement or as otherwise set forth under the Plan.

ISO Limitations

Only employees of the Company may be granted ISOs. An employee who is granted an ISO may not have a leave of absence exceeding three months, unless the right to reemployment upon expiration of such leave is provided by statute or contract.

If the aggregate fair market value of the shares with respect to which ISOs are exercisable for the first time by the awardee during any calendar year exceeds $100,000, then the portion of such options that exceeds $100,000 shall be treated as NSOs.  The fair market value of the shares shall be determined as of the grant date.

The option agreement that grants an ISO must provide that the ISO cannot be transferable by the awardee other than by will or the laws of descent and distribution, and, must not be exercisable by any other person during the lifetime of the awardee.  Notwithstanding the foregoing, the Administrator, in its sole discretion, may allow the awardee to transfer the ISO to a trust under Section 671 of the Code and other applicable law.  If the terms of the ISO are amended to permit transferability, the option shall be treated for tax purposes as a NSO.

Stock Awards

Each stock award agreement made under the Plan shall contain provisions regarding (i) the number of shares subject to such stock award or a formula for determining such number; (ii) the purchase price, if any, of the shares, and the means of payment for the shares; (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of shares granted, issued, retained, or vested, as applicable; (iv) such terms and conditions on the grant, issuance, vesting, or forfeiture of the shares, as applicable, as may be determined from time to time by the Administrator; (v) restrictions on the transferability of the stock award; and (vi) such further terms and conditions in each case not inconsistent with the Plan as may be determined from time to time by the Administrator.

Unless otherwise provided by the Administrator, upon the awardee’s termination of services with the Company, the unvested stock award and the shares subject thereto shall be forfeited, subject to certain conditions.  Unless otherwise provided by the Administrator, the awardee shall have rights equal to those of a stockholder and shall be a stockholder of the Company only after shares are issued.  An awardee holding Stock Units shall be entitled to receive dividend payments as if he or she were an actual stockholder.

Other Provisions Generally Applicable to Awards

Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised during the lifetime of the awardee and only by the awardee.

Adjustments to Awards upon Changes in Capitalization, Dissolution, Merger or Asset Sale

The number and kind of shares covered by each outstanding Award, and the price per share subject to each outstanding Award shall be proportionally adjusted to prevent dilution or enlargement of rights under the Plan for any change in the outstanding common stock subject to the Plan, or subject to any Award, resulting from any stock splits, combination or exchange of shares, consolidation, spin-off or recapitalization of shares or any capital adjustment or transaction similar to the foregoing or any distribution to holders of common stock other than regular cash dividends.  The Administrator shall make such adjustment in such manner as it deems equitable and appropriate, subject to compliance with applicable laws.

In the event of the proposed dissolution or liquidation of the Company, the Administrator in its discretion may provide for an option to be fully vested and exercisable until ten days before such proposed transaction or may provide that any restrictions on any Award shall lapse before the proposed transaction.   To the extent it has not been previously exercised, an Award will terminate immediately before the consummation of such proposed transaction.

If there is a change in control of the Company, the Administrator may, in its discretion, provide for the assumption, continuation or substitution, adjustment, modification, or cancellation of all or any part of the Awards.

VOTE REQUIRED

The adoption of the Company’s 2012 Equity Incentive Plan requires the approval of a majority of the outstanding shares of Common Stock entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

THE ADOPTION OF THE 2012 EQUITY INCENTIVE PLAN AS SET FORTH ABOVE.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or officer of the Company, proposed nominee for election as a director of the Company or associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting other than the election of directors, except as otherwise disclosed herein.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Shareholders are hereby notified that if they wish for a proposal to be included in our Proxy Statement and form of proxy relating to the 2013 annual meeting of shareholders, they must deliver a written copy of their proposal no later than January 31, 2013. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to shareholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Mailing Instructions

Proposals should be delivered to WordLogic Corporation, 1130 West Pender Street, Suite 230, Vancouver, British Columbia, Canada V6E 4A4, Attention: T. Allen Rose, Corporate Secretary.  To avoid controversy and establish timely receipt by the Company, it is suggested that shareholders send their proposals by certified mail, return receipt requested.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that the Company can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this document or in any other subsequently filed document that also is incorporated by reference herein.

This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed previously with the SEC on April 13, 2012 and contains important information about the Company and its financial condition, including information contained in our 2011 Annual Report under the captions “Financial Statements and Supplementary Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.”  A copy of the 2011 Annual Report is attached hereto as Appendix D ..

Additionally, this Proxy Statement incorporates by reference our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2012, which was filed previously with the SEC on May 18, 2012 and contains important information about the Company and its financial condition, including information contained in our Quarterly Report under the captions “Financial Statements,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  A copy of the Quarterly Report is attached hereto as Appendix E ..

The Company will provide, without charge, to each person to whom this Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference in this Proxy Statement (not including exhibits). You may obtain a copy of these documents and any amendments thereto by writing to c/o Corporate Secretary, WordLogic Corporation, 1130 West Pender Street, Suite 230, Vancouver, British Columbia, Canada V6E 4A4.  These documents are also included in our SEC filings, which you can access electronically at the SEC’s web site, www.sec.gov.

WHERE YOU CAN GET ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy our reports or other filings made with the SEC at the SEC’s Public Reference Room, located at 100 F Street, N.W., Washington, DC 20549.  You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  You can also access these reports and other filings electronically on the SEC’s web site, www.sec.gov.

OTHER BUSINESS

The Company knows of no other matters to be submitted at this Annual Meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

APPENDIX

Appendix A – Proposed Form of Proxy Card

Appendix B – Proposed Form of Amended and Restated Articles of Incorporation

Appendix C – Proposed Form of 2012 Equity Incentive Plan

Appendix D – Copy of Annual Report on Form 10-K for the Year Ended December 31, 2011

Appendix E – Copy of Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2012

By order of the Board of Directors,

Date: June 1 , 2012

/s/ Franklin Evanshen______________

Franklin Evanshen

Chairman of the Board of Directors

/s/ T. Allen Rose___________________

T. Allen Rose

Director

APPENDIX A

WORDLOGIC CORPORATION

1130 West Pender Street, Suite 230

Vancouver, British Columbia, Canada V6E 4A4

PROXY CARD

Annual Meeting of Shareholders

June 29, 2012

The undersigned hereby appoints the Board of Directors, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote ALL of the shares of the Common Stock in WordLogic Corporation (the “Company”), standing in the name of the undersigned at the Annual Meeting of Shareholders to be held on                                June 29, 2012, and upon such other matters as may properly come before the meeting.  Any prior proxy or voting instructions are hereby revoked.

The Directors recommend a vote FOR all Proposals.

1.

Election of Directors – Nominees:

FOR  ALL        .      WITHHOLD ALL         .      FOR ALL EXCEPT        .

To withhold authority to vote for any individual nominee(s), mark

a.

Franklin Evanshen

“For All Except” and write the Name of the Nominee on the line below:

b.

T. Allen Rose

__________________________________

2.

To confirm and ratify the appointment of the executive officers of the Company.

FOR          .

AGAINST         .

ABSTAIN        .

3.

To ratify the appointment of M&K CPAS, PLLC, as the independent auditor of the Company for the year ended December 31, 2012.

FOR          .

AGAINST         .

ABSTAIN        .

4.

To approve an increase in the number of authorized shares of common stock from one hundred million (100,000,000) to two hundred fifty million (250,000,000) shares.

FOR          .

AGAINST         .

ABSTAIN        .

5.

To approve the authorization of fifty million (50,000,000) preferred shares for issuance, with twenty five million (25,000,000) of the preferred shares to be designated as Class A Preferred Shares;

FOR          .

AGAINST         .

ABSTAIN        ..

6.

To approve the Amended and Restated Articles of Incorporation.

FOR          .

AGAINST         .

ABSTAIN        .

7.

To adopt the Company’s 2012 Equity Incentive Plan and to reserve ten million (10,000,000) shares of Common Stock for issuance thereunder.

FOR          .

AGAINST         .

ABSTAIN        .

Appendix A

1

PROXY/VOTING INSTRUCTIONS

Annual Meeting of Shareholders

June 29, 2012

The shares represented by this proxy will be voted as directed by the Shareholder. If no specification is made, the shares will be voted FOR ALL proposals.   When signing as attorney, executor, administrator, trustee or guardian, give full title as such, and when stock has been issued in the names of two or more persons, all should sign unless evidence of authority to sign on behalf of the others is attached.

Dated:

_______________________________________

Number of Shares Represented by this Proxy:

______________________________________

_______________________________________

Signatures

Signatures

______________________________________

_______________________________________

Name of Shareholder

Name of Shareholder

PLEASE RETURN ALL PROXIES TO:

WordLogic Corporation

1130 West Pender Street, Suite 230

Vancouver, British Columbia, Canada V6E 4A4

Appendix A

2

APPENDIX B

Proposed Form of

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

WORDLOGIC CORPORATION

a Nevada Corporation

Franklin Evanshen hereby certifies that:

1.

He is the President of WordLogic Corporation, a Nevada corporation.

2.

The Articles of Incorporation of this Corporation are amended and restated in their entirety to read as follows and supersede and take the place of the existing Articles of Incorporation and all prior amendments thereto and restatements thereof:

ARTICLE 1.

Company Name

1.1

The name of this corporation is WordLogic Corporation.

ARTICLE 2.

Duration

2.1

The Corporation shall continue in existence perpetually unless sooner dissolved according to law.

ARTICLE 3.

Purpose

3.1

Purpose. The purpose for which the Corporation is organized is to engage in any lawful activity within or outside of the State of Nevada.

3.2

Corporate Offices. The Corporation may also maintain offices at such other places within or outside of the State of Nevada as it may from time to time determine.  Corporate business of every kind and nature may be conducted, and meetings of directors and shareholders may be held outside the State of Nevada with the same effect as if held in the State of Nevada.

ARTICLE 4.

Board of Directors

4.1.

The Board of Directors of the Corporation shall consist of such number of persons, not less than one, as shall be determined in accordance with the bylaws from time to time.

ARTICLE 5.

Capital Stock

5.1

Authorized Capital Stock.  The aggregate number of shares which this Corporation shall have authority to issue is three hundred million (300,000,000) shares, consisting of (a) two hundred fifty million (250,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”) and (b) fifty million (50,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided.  A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted to and restrictions imposed upon the shares of each class are as follows:

Appendix B

1

5.2

Common Stock.  Each share of Common Stock shall have, for all purposes one (1) vote per share. Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore.  The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders’ meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested.

5.3

Preferred Stock.  The Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized, by resolution adopted and filed in accordance with law, to provide for the issue of such series of shares of Preferred Stock. Each series of shares of Preferred Stock:

(a)

may have such voting powers, full or limited, or may be without voting powers;

(b)

may be subject to redemption at such time or times and at such prices as determine by the Board of Directors;

(c)

may be entitled to receive dividends (which may be cumulative or non-cumulative) at  such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(d)

may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

(e)

may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation or such other corporation or other entity at such price or prices or at such rates of exchange and with such adjustments;

(f)

may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(g)

may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation; and

(h)

may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, in each case as shall be stated in said resolution or resolutions providing for the issue of such shares of Preferred Stock. Shares of Preferred Stock of any series that have been redeemed or repurchased by the Corporation (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted or exchanged in accordance with their terms shall be retired and have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may, upon the filing of an appropriate certificate with the Secretary of State of the State of Nevada be reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock.

5.4

Class A Preferred Shares.  The total number of shares of Class A Preferred Shares the Corporation shall have the authority to issue is Twenty Five Million (25,000,000), with a stated par value of $0.001 per share. The designations, powers, preferences, rights and restrictions granted or imposed upon the Class A Preferred Shares and holders thereof are as follows:

Appendix B

2

(a)

Liquidation Preference.

(i)

In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of Class A Preferred Shares shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount equal to the stated par value less the aggregate amount of all prior distributions to its Preferred Shareholders made to holders of all classes of Preferred Shares, plus any accrued previously declared but unpaid dividends (the amount so determined being hereinafter referred to as the “liquidation Preference”). No distribution shall be made to the holders of the Common Shares upon liquidation, dissolution, or winding up until after the full amount of the Liquidation Preference has been distributed or provided to the holders of the Preferred Shares.

(ii)

If, upon such liquidation, dissolution or winding up the assets thus distributed among the Preferred Shareholders shall be insufficient to permit payment to such shareholders of the full amount of the Liquidation Preference, the entire assets of the Corporation shall be distributed ratably among the holders of all classes of Preferred Shares.

(iii)

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, when the Corporation has completed distribution of the full Liquidating Preference to the holders of the Class A Preferred Shares, the Class A Preferred Shares shall be considered to have been redeemed, and thereafter, the remaining assets of the Corporation shall be paid in equal amounts on all outstanding shares of Common Stock.

(iv)

A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation shall not be deemed a liquidation, dissolution or winding up within the meaning of this subsection 5.4(a).

(b)

Conversion Rights. At any time holders of the Class A Preferred Shares who endorse the share certificates and deliver them together with a written notice of their intent to convert to the Corporation at its principal office, shall be entitled to convert such shares and receive five (5) shares of Common Stock for each share being converted. Such conversion is subject to the following adjustments, terms, and conditions:

(i)

If the number of outstanding shares of Common Stock has been decreased since the initial issuance of the Class A Preferred Shares (or series having conversion rights (by reason of any split, stock dividend, merger, consolidation or other capital change or reorganization affecting the number of outstanding shares of Common Stock), the number of shares of Common Stock to be issued on conversion to the holders or Class A Preferred Shares shall not be adjusted unless by appropriate amendment of this article. If the number of outstanding shares of Common Stock has been increased since the initial issuance of the Class A Preferred Shares (or series having conversion rights (by reason of any split, stock dividend, merger, consolidation or other capital change or reorganization affecting the number of outstanding shares of Common Stock), the number of shares of Common Stock to be issued on conversion to the holders or Class A Preferred Shares shall equitably be adjusted by appropriate amendment of this article, and other articles as applicable.

(ii)

Shares converted under this article shall not be reissued. The Corporation shall at all times reserve and keep available a sufficient number of authorized but unissued common shares, and shall obtain and keep in effect any required permits to enable it to issue and deliver all common shares required to implement the conversion rights granted herein.

(iii)

No fractional shares shall be issued upon conversion, but the Corporation shall pay cash for any fractional shares of Common Stock to which shareholders may be entitled at the fair value of such shares at the time of conversion. The Board of Directors shall determine such fair value.

Appendix B

3

(c)

Voting Rights.

(i)

Voting. With respect to each matter submitted to a vote of stockholders of the Corporation, each holder of Class A Preferred Shares shall be entitled to cast that number of votes which is equivalent to the number of shares of Class A Preferred Shares owned by such holder times one hundred (100). The Company shall not, without the affirmative vote or written consent of the holders of at least a majority of the outstanding Class A Preferred Shares (i) authorize or create any additional class or series of stock ranking prior to or on a parity with the Class A Preferred Shares as to the dividends or the distribution of assets upon liquidation, or (ii) change any of the rights, privileges or preferences of the Class A Preferred Shares.

(ii)

Class Vote. Except as otherwise required by law or by this Section 5.4(c), holders of the Corporation's Common Stock and Class A Preferred Shares shall vote as a single class on all matters submitted to the stockholders.

ARTICLE 6.

No Further Assessments

6.1

The capital stock, after the amount of the subscription price determined by the Board of Directors has been paid in money, property, or services, as the Directors shall determine, shall be subject to no further assessment to pay the debts of the Corporation, and no stock issued as fully paid up shall ever be assessable or assessed, and these Articles of Incorporation shall not and cannot be amended, regardless of the vote therefore, so as to amend, modify or rescind this Article 6.

ARTICLE 7.

No Preemptive Rights

7.1

Except as otherwise set forth herein, none of the shares of the Corporation shall carry with them any preemptive right to acquire additional or other shares of the Corporation and no holder of any stock of the Corporation shall be entitled, as of right, to purchase or subscribe for any part of any unissued shares of stock of the Corporation or for any additional shares of stock, of any class or series, which may at any time be issued, whether now or hereafter authorized, or for any rights, options, or warrants to purchase or receive shares of stock or for any bonds, certificates of indebtedness, debentures, or other securities.

ARTICLE 8.

No Cumulative Voting

8.1

There shall be no cumulative voting of shares.

ARTICLE 9.

Election Not to be Governed By Provisions of NRS 78.411 to 78.444.

9.1

The Corporation, pursuant to NRS 78.434, hereby elects not to be governed by the provisions of NRS 78.411 to 78.444, inclusive.

ARTICLE 10.

Indemnification of Officers and Directors

10.1

Indemnification of Officers and Directors. The Corporation shall indemnify its directors, officers, employee, fiduciaries and agents to the fullest extent permitted under the Nevada Revised Statutes.

Appendix B

4

10.2

Indemnification Rights. Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person for whom he is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him  in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person.  Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any By-Law, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

10.3

Changes to Indemnification Rights; Insurance. Without limiting the application of the foregoing, the Board of Directors may adopt By-Laws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the law of the State of Nevada and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation as a director of officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

10.4

Exemption for Private Property. The private property of the Stockholders, Directors and Officers shall not be subject to the payment of corporate debts to any extent whatsoever.

10.5

No Personal Liability. No director, officer or shareholder shall have any personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this provision does not eliminate nor limit in any way the liability of a director or officer for:

(a)

Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b)

The payment of dividends in violation of Nevada Revised Statutes (N.R.S.) 78.300.

3.

The foregoing Amended and Restated Articles of Incorporation have been duly approved by the Board of Directors in accordance with Section 78.207 of the Nevada Revised Statutes.

4.

The foregoing Amended and Restated Articles of Incorporation have been duly approved by the required written consent of Shareholders in accordance with Section 78.390 of the Nevada Revised Statues. The number of shares voting in favor of the Amended and Restated Articles of Incorporation were ____________ shares, representing ________% of the issued and outstanding Common Stock of the Corporation. The percentage of vote required was more than 50%.

IN WITNESS WHEREOF, I have hereunto set my hands this _____ day of May, 2012, hereby declaring and certifying that the facts stated hereinabove are true.

/s/ Franklin Evanshen

By: Franklin Evanshen

Its:  President

Appendix B

5

APPENDIX C

Proposed Form of

WORDLOGIC CORPORATION

2012 EQUITY INCENTIVE PLAN

1.

Purpose of the Plan. The purpose of this Plan is to encourage ownership in the Company by key personnel whose long-term service the Company considers essential to its continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success.

2.

Definitions. As used herein, the following definitions shall apply:

“Act” shall mean the Securities Act of 1933, as amended.

“Administrator” shall mean the Board, any Committees, or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

“Affiliate” shall mean any entity that is directly or indirectly in control of or controlled by the Company, or any entity in which the Company has a significant ownership interest as determined by the Administrator.

“Applicable Laws” shall mean the requirements relating to the administration of stock plans under federal and state laws; any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system; and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, to the laws of such jurisdiction.

“Award” shall mean, individually or collectively, a grant under the Plan of an Option or other such Stock Award.

“Awardee” shall mean a Service Provider who has been granted an Award under the Plan.

“Award Agreement” shall mean an Option Agreement or Stock Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall mean any of the following, unless the Administrator provides otherwise:

(i)

any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose stockholders did not own all or substantially all of the Common Stock in substantially the same proportions as immediately before such transaction);

(ii)

the sale of all or substantially all of the Company’s assets to any other person or entity (other than a wholly-owned subsidiary of the Company);

(iii)

the acquisition of beneficial ownership of a controlling interest (including power to vote) in the outstanding shares of Common Stock by any person or entity (including a “group” as defined by or under Section 13(d)(3) of the Exchange Act);

(iv)

the dissolution or liquidation of the Company;

(v)

a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees cease to constitute a majority of the Board; or

(vi)

any other event specified, at the time an Award is granted or thereafter, by the Board or a Committee.

Notwithstanding the foregoing, the term “Change in Control” shall not include any underwritten public offering of Shares registered under the Act.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

Appendix C

1

“Committee” shall mean a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

“Common Stock” shall mean the common stock of the Company.

“Company” shall mean WordLogic Corporation, a Nevada corporation, or its successor.

“Consultant” shall mean any natural person, other than an Employee or Director, who performs bona fide services for the Company or an Affiliate as a consultant or advisor.

“Conversion Award” has the meaning set forth in Section 4(b)(xii) of the Plan.

“Director” shall mean a member of the Board.

“Disability” shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

“Employee” shall mean an employee of the Company or any Affiliate, and may include an Officer or Director. Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual’s status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise; (ii) any leave of absence approved by the Company or an Affiliate; (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates; (iv) any change in the Awardee’s status from an employee to a Consultant or Director; and (v) an employee who, at the request of the Company or an Affiliate, becomes employed by any partnership, joint venture, or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, unless the Administrator determines otherwise, as of any date, the closing price for such Common Stock as of such date (or if no sales were reported on such date, the closing price on the last preceding day for which a sale was reported), as reported in such source as the Administrator shall determine.

“Grant Date” shall mean the date upon which an Award is granted to an Awardee pursuant to this Plan.

“Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Nonstatutory Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.

“Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

“Option” shall mean a right granted under Section 8 of the Plan to purchase a certain number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

“Participant” shall mean the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

“Plan” shall mean this WordLogic Corporation 2012 Equity Incentive Plan.

“Qualifying Performance Criteria” shall have the meaning set forth in Section 14(b) of the Plan.

“Related Corporation” shall mean any parent or subsidiary (as those terms are defined in Section 424(e) and (f) of the Code) of the Company.

“Service Provider” shall mean an Employee, Officer, Director, or Consultant.

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“Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

“Stock Award” shall mean an award or issuance of Shares made under Section 11 of the Plan, the grant, issuance, retention, vesting, and transferability of which is subject during specified periods to such conditions (including continued service or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

“Stock Unit” shall mean a bookkeeping entry representing an amount equivalent to the fair market value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

“Ten-Percent Stockholder” shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Related Corporation).

“Termination Date” shall mean the date of a Participant’s Termination of Service, as determined by the Administrator in its sole discretion.

“Termination of Service” shall mean ceasing to be a Service Provider. However, for Incentive Stock Option purposes, Termination of Service will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Related Corporations. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Service.

3.

Stock Subject to the Plan.

(a)

Aggregate Limit. The maximum aggregate number of Shares that may be issued under the Plan through Awards is 10,000,000 Shares. The limitations of this Section 3(a) shall be subject to the adjustments provided for in Section 13 of the Plan.

(b)

Reduction and Replenishment. Upon payment for Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available to grant under the Plan. Notwithstanding the foregoing, the aggregate number of shares of Common Stock that may be issued under the Plan upon the exercise of Incentive Stock Options shall not be increased for restricted Shares that are forfeited or repurchased. Notwithstanding anything in the Plan, or any Award Agreement to the contrary, Shares attributable to Awards transferred under any Award transfer program shall not be again available for grant under the Plan. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

4.

Administration of the Plan.

(a)

Procedure.

(i)

Multiple Administrative Bodies. The Plan shall be administered by the Board or one or more Committees, including such delegates as may be appointed under paragraph (a)(iv) of this Section 4.

(ii)

Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, Awards to “covered employees” within the meaning of Section 162(m) of the Code or Employees that the Committee determines may be “covered employees” in the future shall be made by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)

Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made in such a manner to satisfy the requirement for exemption under Rule 16b-3.

(iv)

Other Administration. The Board or a Committee may delegate to an authorized Officer or Officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act; or (B) at the time of such approval, “covered employees” under Section 162(m) of the Code.

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(v)

Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b)

Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its sole discretion:

(i)

to select the Service Providers of the Company or its Affiliates to whom Awards are to be granted hereunder;

(ii)

to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iii)

to determine the type of Award to be granted to the selected Service Provider;

(iv)

to approve the forms of Award Agreements for use under the Plan;

(v)

to determine the terms and conditions, consistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include the exercise or purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(vi)

to correct administrative errors;

(vii)

to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

(viii)

to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures, and handling of stock certificates that vary with local requirements; and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

(ix)

to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(x)

to modify or amend each Award, including the acceleration of vesting, exercisability, or both; provided, however, that any modification or amendment of an Award is subject to Section 16 of the Plan and may not materially impair any outstanding Award unless agreed to by the Participant;

(xi)

to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued pursuant to an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xii)

to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights, or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

(xiii)

to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

Appendix C

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(xiv)

to determine whether Awards will be settled in Shares, cash, or in any combination thereof;

(xv)

to determine whether to provide for the right to receive dividends or dividend equivalents;

(xvi)

to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(xvii)

to impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

(xviii)

to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash, or a combination of both, the amount of which is determined by reference to the value of the Award; and

(xix)

to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c)

Effect of Administrator’s Decision. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

5.

Eligibility. Awards may be granted to Service Providers of the Company or any of its Affiliates.

6.

Effective Date and Term of the Plan. The Plan shall become effective upon its adoption by the Board. Options and  Stock Awards may be granted immediately thereafter; provided, that no Option may be exercised and no Stock Award may be granted under the Plan until it is approved by the stockholders of the Company, in the manner and to the extent required by Applicable Law, within 12 months after the date of adoption by the Board. The Plan shall continue in effect for a term of ten years from the date of the Plan’s adoption by the Board unless terminated earlier under Section 16 herein.

7.

Term of Award. The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option, the term shall be ten years from the Grant Date or such shorter term as may be provided in the Award Agreement.

8.

Options. The Administrator may grant an Option or provide for the grant of an Option, from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including the achievement of performance goals, and for the satisfaction of an event or condition within the control of the Awardee or within the control of others.

(a)

Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option; (ii) the type of Option; (iii) the exercise price of the Shares and the means of payment for the Shares; (iv) the term of the Option; (v) such terms and conditions on the vesting or exercisability of an Option, or both, as may be determined from time to time by the Administrator; (vi) restrictions on the transfer of the Option and forfeiture provisions; and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

(b)

Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)

In the case of an Incentive Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. Notwithstanding the foregoing, if any Incentive Stock Option is granted to a Ten-Percent Stockholder, then the exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

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(ii)

In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. The per Share exercise price may also vary according to a predetermined formula; provided, that the exercise price never falls below 100% of the Fair Market Value per Share on the Grant Date.

(iii)

Reserved.

(iv)

Notwithstanding the foregoing, at the Administrator’s discretion, Conversion Awards may be granted in substitution or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution or conversion.

(c)

Vesting Period and Exercise Dates. Options granted under this Plan shall vest, be exercisable, or both, at such times and in such installments during the Option’s term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued service, the passage of time, or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

(d)

Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. The consideration, determined by the Administrator (or pursuant to authority expressly delegated by the Board, a Committee, or other person), and in the form and amount required by applicable law, shall be actually received before issuing any Shares pursuant to the Plan; which consideration shall have a value, as determined by the Board, not less than the par value of such Shares. Acceptable forms of consideration may include:

(i)

cash;

(ii)

check or wire transfer;

(iii)

subject to any conditions or limitations established by the Administrator, other Shares that have a Fair Market Value on the date of surrender or attestation that does not exceed the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)

consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator to the extent that this procedure would not violate Section 402 of the Sarbanes-Oxley Act of 2002, as amended;

(v)

cashless exercise, subject to any conditions or limitations established by the Administrator;

(vi)

such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(vii)

any combination of the foregoing methods of payment.

9.

Incentive Stock Option Limitations.

(a)

Eligibility. Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Related Corporations may be granted Incentive Stock Options.

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(b)

$100,000  Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Related Corporations) exceeds $100,000, then the portion of such Options that exceeds $100,000 shall be treated as Nonstatutory Stock Options. An Incentive Stock Option is considered to be first exercisable during a calendar year if the Incentive Stock Option will become exercisable at any time during the year, assuming that any condition on the Awardee’s ability to exercise the Incentive Stock Option related to the performance of services is satisfied. If the Awardee’s ability to exercise the Incentive Stock Option in the year is subject to an acceleration provision, then the Incentive Stock Option is considered first exercisable in the calendar year in which the acceleration provision is triggered. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. However, because an acceleration provision is not taken into account before its triggering, an Incentive Stock Option that becomes exercisable for the first time during a calendar year by operation of such provision does not affect the application of the $100,000 limitation with respect to any Incentive Stock Option (or portion thereof) exercised before such acceleration. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c)

Leave of Absence. For purposes of Incentive Stock Options, no leave of absence may exceed three months, unless the right to reemployment upon expiration of such leave is provided by statute or contract. If the period of leave exceeds three months and the Awardee’s right to reemployment is not provided by statute or contract, the Awardee’s employment with the Company shall be deemed to terminate on the first day immediately following such three-month period, and any Incentive Stock Option granted to the Awardee shall cease to be treated as an Incentive Stock Option and shall terminate upon the expiration of the three-month period starting on the date the employment relationship is deemed terminated.

(d)

Transferability. The Option Agreement must provide that an Incentive Stock Option cannot be transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. Notwithstanding the foregoing, the Administrator, in its sole discretion, may allow the Awardee to transfer his or her Incentive Stock Option to a trust where under Section 671 of the Code and other Applicable Law, the Awardee is considered the sole beneficial owner of the Option while it is held in the trust. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.

(e)

Exercise Price. The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

(f)

Ten-Percent Stockholder. If any Incentive Stock Option is granted to a Ten-Percent Stockholder, then the Option term shall not exceed five years measured from the date of grant of such Option.

(g)

Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify as Incentive Stock Options, to the extent determined desirable by the Administrator, under the applicable provisions of Section 422 of the Code.

10.

Exercise of Option.

(a)

Procedure for Exercise; Rights as a Stockholder.

(i)

Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement.

(ii)

An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) with respect to Nonstatutory Stock Options, payment of all applicable withholding taxes.

(iii)

Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iv)

The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

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(b)

Effect of Termination of Service on Options.

(i)

Generally. Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period as is specified in the Award Agreement to the extent that the Option is vested on the Termination Date (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). Notwithstanding the foregoing, upon a Participant’s Termination of Service during any California Qualification Period, other than due to death, Disability, or cause, the Participant may exercise his or her Option (A) at any time on or before the date determined by the Administrator, which date shall be at least 30 days after the Participant’s Termination Date (but in no event later than the expiration of the term of such Option); and (B) only to the extent that the Participant was entitled to exercise such Option on the Termination Date. In the absence of a specified time in the Award Agreement, the vested portion of the Option will remain exercisable for three months following the Participant’s Termination Date. Unless otherwise provided by the Administrator, if on the Termination Date the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will automatically revert to the Plan. If after the Termination of Service the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will automatically terminate, and the Shares covered by such Option will revert to the Plan.

(ii)

Disability of Awardee. Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period as is specified in the Award Agreement to the extent the Option is vested on the Termination Date (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). Notwithstanding the foregoing, during any California Qualification Period, upon a Participant’s Termination of Service due to his or her Disability the Participant may exercise his or her Option (A) at any time on or before the date determined by the Administrator, which date shall be at least six months after the Termination Date (but in no event later than the expiration date of the term of his or her Option); and (B) only to the extent that the Participant was entitled to exercise such Option on the Termination Date. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following the Participant’s Termination Date. Unless otherwise provided by the Administrator, if at the time of Disability the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will automatically revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will automatically revert to the Plan.

(iii)

Death of Awardee. Unless otherwise provided for by the Administrator, if a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated before the Participant’s death in a form acceptable to the Administrator. Notwithstanding the foregoing, during any California Qualification Period, if the Participant dies before his or her Termination of Service, the Participant’s Option may be exercised by the Participant’s designated beneficiary (A) at any time on or before the date determined by the Administrator, which date shall be at least six months after the date of death (but in no event later than the expiration date of the term of his or her Option); and (B) only to the extent that the Participant was entitled to exercise the Option at the date of death. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person or persons to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

11.

Stock Awards.

(a)

Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number; (ii) the purchase price, if any, of the Shares, and the means of payment for the Shares; (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retained, or vested, as applicable; (iv) such terms and conditions on the grant, issuance, vesting, or forfeiture of the Shares, as applicable, as may be determined from time to time by the Administrator; (v) restrictions on the transferability of the Stock Award; and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

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Notwithstanding the foregoing, during any California Qualification Period, the purchase price for restricted Shares shall be determined by the Administrator, but shall not be less than 85% (or 100% in the case of a person who is a Ten-Percent Stockholder on the date of grant of such restricted stock) of the Fair Market Value of a share of Common Stock on the date of grant of such restricted stock.

(b)

Restrictions and Performance Criteria. The grant, issuance, retention, and vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations, or completion of service by the Awardee. Notwithstanding the foregoing, during any California Qualification Period, restricted stock awarded to anyone other than an Officer, Director, or Consultant of the Company shall vest at a rate of at least 20% per year.

Notwithstanding anything to the contrary herein, the performance criteria for any Stock Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing.

(c)

Forfeiture. Unless otherwise provided for by the Administrator, upon the Awardee’s Termination of Service, the unvested Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased any Shares pursuant to such Stock Award, the Company shall have a right to repurchase the unvested portion of such Shares at the original price paid by the Participant, provided that during any California Qualification Period, the Company must exercise such right to repurchase (i) for either cash or cancellation of purchase money indebtedness for such unvested Shares; and (ii) within 90 days of such Termination of Service.

(d)

Rights as a Stockholder. Unless otherwise provided by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant.  Unless otherwise provided by the Administrator, a Participant holding Stock Units shall be entitled to receive dividend payments as if he or she were an actual stockholder.

12.

Other Provisions Applicable to Awards.

(a)

Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be bound by such terms upon acceptance of such transfer. Notwithstanding the foregoing, during any California Qualification Period, an Award may not be transferred in any manner other than by will, by the laws of descent and distribution, or as permitted by Rule 701 of the Securities Act of 1933, as amended, as the Administrator may determine.

(b)

Qualifying Performance Criteria. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, applied to either the Company as a whole or to a business unit, Affiliate, Related Corporations, or business segment, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified in the Award by the Committee: (i) cash flow, (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings), (iii) earnings per share, (iv) growth in earnings or earnings per share, (v) stock price, (vi) return on equity or average stockholders’ equity, (vii) total stockholder return, (viii) return on capital, (ix) return on assets or net assets, (x) return on investment, (xi) revenue, (xii) income or net income, (xiii) operating income or net operating income, (xiv) operating profit or net operating profit, (xv) operating margin, (xvi) return on operating revenue, (xvii) market share, (xviii) contract awards or backlog, (xix) overhead or other expense reduction, (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index, (xxi) credit rating, (xxii) strategic plan development and implementation, (xxiii) improvement in workforce diversity, (xxiv) EBITDA, and (xxv) any other similar criteria.

(c)

Certification. Before payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

Appendix C

9

(d)

Discretionary Adjustments Pursuant to Section 162(m). Notwithstanding satisfaction or completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of Shares, Options or other benefits granted, issued, retained, or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

(e)

Section 409A. Notwithstanding anything in the Plan to the contrary, it is the Company’s intent that all Awards granted under this Plan comply with Section 409A of the Code, and each Award shall be interpreted in a manner consistent with that intention.

13.

Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)

Changes in Capitalization.

(i)

The limitations set forth in Section 3, the number and kind of Shares covered by each outstanding Award, and the price per Share (but not the total price) subject to each outstanding Award shall be proportionally adjusted to prevent dilution or enlargement of rights under the Plan for any change in the outstanding Common Stock subject to the Plan, or subject to any Award, resulting from any stock splits, combination or exchange of Shares, consolidation, spin-off or recapitalization of Shares or any capital adjustment or transaction similar to the foregoing or any distribution to holders of Common Stock other than regular cash dividends.

(ii)

The Administrator shall make such adjustment in such manner as it deems equitable and appropriate, subject to compliance with Applicable Laws. Any determination, substitution or adjustment made by the Administrator under this Section shall be conclusive and binding on all persons. The conversion of any convertible securities of the Company shall not be treated as a transaction requiring any adjustment under this Section. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

(b)

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable before the effective date of such proposed transaction. The Administrator in its discretion may provide for an Option to be fully vested and exercisable until ten days before such proposed transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse before the proposed transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately before the consummation of such proposed transaction.

(c)

Change in Control. If there is a Change in Control of the Company, as determined by the Board or a Committee, the Board or Committee, or board of directors of any surviving entity or acquiring entity may, in its discretion, (i) provide for the assumption, continuation or substitution (including an award to acquire substantially the same type of consideration paid to the stockholders in the transaction in which the Change in Control occurs) of, or adjustment to, all or any part of the Awards; (ii) accelerate the vesting of all or any part of the Options and SARs and terminate any restrictions on all or any part of the Stock Awards or Cash Awards; (iii) provide for the cancellation of all or any part of the Awards for a cash payment to the Participants; and (iv) provide for the cancellation of all or any part of the Awards as of the closing of the Change in Control; provided, that the Participants are notified that they must exercise or redeem their Awards (including, at the discretion of the Board or Committee, any unvested portion of such Award) at or before the closing of the Change in Control.

14.

Amendment and Termination of the Plan.

(a)

Amendment and Termination. The Administrator may amend, alter, or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law.

(b)

Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially impair the rights of any Award, unless agreed otherwise between the Participant and the Administrator. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan before the date of such termination.

Appendix C

10

(c)

Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

15.

Designation of Beneficiary.

(a)

An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b)

The Awardee may change such designation of beneficiary at any time by written notice. If an Awardee dies and no beneficiary is validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law.

16.

No Right to Awards or to Service. No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the service of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Service Provider or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

17.

Preemptive Rights. No Shares will be issued under the Plan in violation of any preemptive rights held by any stockholder of the Company.

18.

Legal Compliance. No Share will be issued pursuant to an Award under the Plan unless the issuance and delivery of such Share, as well as the exercise of such Award, if applicable, will comply with Applicable Laws. Issuance of Shares under the Plan shall be subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding anything in the Plan to the contrary, the Plan is intended to comply with the requirements of Section 409A of the Code and shall be interpreted in a manner consistent with that intention.

19.

Inability to Obtain Authority. To the extent the Company is unable to or the Administrator deems that it is not feasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.

Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

21.

Notice. Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

22.

Governing Law; Interpretation of Plan and Awards.

(a)

This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Nevada.

(b)

If any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.

(c)

The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

Appendix C

11

(d)

The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors, and assigns.

(e)

All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. If the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Awardee shall as a condition to the receipt of an Award be deemed to waive explicitly any right to judicial review.

23.

Limitation on Liability. The Company and any Affiliate or Related Corporation that is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee, or any other persons as to:

(a)

The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b)

Tax Consequences. Any tax consequence expected, but not realized, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

24.

Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Administrator be deemed a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations that may be created by the Plan; no such obligation of the Company shall be deemed secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Plan, effective as of May ______, 2012.

WORDLOGIC CORPORATION

By:

/s/ Franklin Evanshen

Franklin Evanshen

President and Chief Executive Officer

Appendix C

12

APPENDIX D

Copy of Form 10-K of

WORDLOGIC CORPORATION

For The Year Ended December 31, 2011

Appendix D

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

   X .   ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year Ended December 31, 2011

       .   TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE EXCHANGE ACT

For the Transition Period from ________ to _________

WORDLOGIC CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-32865	88-0422023
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1130 West Pender St., Suite 230 Vancouver, BC Canada V6E 2P4
(Address of principal executive offices)
(604) 257-3600
(Registrant’s Telephone Number)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes      . No  X .

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes      . No  X .

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.  Yes  X . No      .

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes  X . No      .

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.       .

Appendix D

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer	.	Accelerated filer	.
Non-accelerated filer	. (Do not check if a smaller reporting company)	Smaller reporting company	X .

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes      . No  X .

The aggregate market value of the voting and non-voting common equity held by non-affiliates of the registrant as of June 30, 2011 was $11,279,381 based upon the price ($0.19) at which the common stock was last sold as of the last business day of the most recently completed second fiscal quarter, multiplied by the approximate number of shares of common stock held by persons other than executive officers, directors and five percent stockholders of the registrant without conceding that any such person is an “affiliate” of the registrant for purposes of the federal securities laws. Our common stock is traded in the over-the-counter market and quoted on the Over-The-Counter Bulletin Board under the symbol “WLGC.OB”

As of April 10, 2012, there were 83,535,606 shares of the registrant’s $0.001 par value common stock issued and outstanding.

Documents incorporated by reference: None

Appendix D

Appendix D

FORWARD-LOOKING STATEMENTS

This Annual Report on Form 10-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are not historical facts but rather are based on current expectations, estimates and projections. We may use words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “foresee,” “estimate” and variations of these words and similar expressions to identify forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted. These risks and uncertainties include the following:

•

The availability and adequacy of our cash flow to meet our requirements;

•

Economic, competitive, demographic, business and other conditions in our local and regional markets;

•

Changes or developments in laws, regulations or taxes in our industry;

•

Actions taken or omitted to be taken by third parties including our suppliers and competitors, as well as legislative, regulatory, judicial and other governmental authorities;

•

Competition in our industry;

•

The loss of or failure to obtain any license or permit necessary or desirable in the operation of our business;

•

Changes in our business strategy, capital improvements or development plans;

•

The availability of additional capital to support capital improvements and development; and

•

Other risks identified in this report and in our other filings with the Securities and Exchange Commission or the SEC.

This report should be read completely and with the understanding that actual future results may be materially different from what we expect. The forward looking statements included in this report are made as of the date of this report and should be evaluated with consideration of any changes occurring after the date of this Report. We will not update forward-looking statements even though our situation may change in the future and we assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Term

Except as otherwise indicated by the context hereof, references in this report to “Company,” “WLGC,” “we,” “us” and “our” are references to WordLogic Corporation.  All references to “USD” or United States Dollars refer to the legal currency of the United States of America.

Appendix D

PART I

ITEM 1.

BUSINESS

Business Overview

We were incorporated in the State of Nevada on March 30, 1999 under the original name of The AmericanWest.com, Inc.  Pursuant to an agreement and plan of merger dated as of March 11, 2003, we merged with and acquired the assets of WordLogic Corporation, a Delaware corporation.  In anticipation of the closing of the merger, we changed our name to WordLogic Corporation.  WordLogic Corporation, the public Nevada company, was the surviving corporation after the merger.

We are a software company that develops, markets, licenses and sells advanced predictive text solutions designed to accelerate the entry and retrieval of text and information for personal computing devices ranging from small handheld Mobile Devices with touch screen and QWERTY keyboards to desktop computers and tablet PCs.  As efficient text input becomes more important due to the rapid expansion of data such as SMS, email, social networking, and search, the Company seeks to provide a natural input method that could reduce finger movements by over 50%, supply accurate multiple word predictions in just a gesture or two, and help users to control their input and enhance their communication.  The Company's Intelligent Input Platform™ represents a new method for text input that is not solely focused on typing or speaking with speed and accuracy. Rather, as people input, search, text, email, and compose, the Company seeks to help individuals communicate and control their message, enhancing both accuracy and semantics in order to help users create meaning.

Business Development

On January 9, 2007, we developed a new text entry/text messaging input solution for cell phones utilizing our patent pending prediction engine.  This new solution for cell phones is more efficient, user friendly and provides a more compelling text entry interface for users than our existing solutions.  In addition, the functionality and configuration of the technology can be expanded and/or modified to suit a user's or manufacturers' specific needs.

On March 15, 2007, we entered into a worldwide non-exclusive license with Cre8txt Limited of Bolton, United Kingdom.  Cre8txt has developed a keyboard which utilizes the skills of people who already use SMS (Short Message Service) texting on mobile phones.  Texting has become popular in Europe, North America and Asia.  Text message specific abbreviations have been developed which allow certain, experienced users to actually type text faster using a numerical keyboard layout rather than using a traditional computer QWERTY keyboard.  The Cre8txt keyboard is similar to a mobile phone keypad, and will utilize the WordLogic(TM) predictive text technology.  The WordLogic Prediction Engine is a powerful software tool which will predict text selected from a database of frequently used words, and will also be capable of translating SMS Text language into full text.  On July 5, 2007, we delivered the first 1,000 units of our software to Cre8txt Limited of Bolton, UK.

In March 2011, a new finger touchscreen prototype of the Company's WordLogic ™ Predictive Keyboard was nominated for a CTIA Wireless 2011 Emerging Technology Award. The CTIA E-Tech Award category covers new or yet-to-be introduced products that enhance productivity and organization.

In February 2012, the Company entered into an agreement with RPX Corporation (“RPX”), for RPX to license the Company’s advanced predictive input software patents.  Under the terms of the agreement, the Company will receive a $5 million non-dilutive cash payment, while retaining full ownership of its patent portfolio.  RPX Corporation is a provider of patent risk solutions, offering defensive buying, acquisition syndication, patent intelligence and advisory services.  By acquiring patents, RPX helps to mitigate and manage patent risk for its growing client network.

Technology Overview

The WordLogic Predictive Keyboard TM software provides a fast entry system that adapts to a user’s vocabulary and tendencies to predict the next most common letters, words, or phrases used by that individual.  This software incorporates a customizable dictionary, thesaurus, spellchecker, calculator, multilingual symbol capability and fast access to internet sites from within common software applications.  In addition, this software incorporates internet search engines by which a user can highlight a word, press the search key and get the Merriam Webster Dictionary definition of the word.  The Company’s predictive text entry software uses Intelligent Input PlatformTM Technology to make it intuitive, fast, accurate and helpful. The software uniquely features:

Appendix D

•

Intuitive drill-down prediction

•

Exclusive multi-word, phrase and fragment prediction

•

Probable next key color-highlighting

•

Predicts accurately and learns based on individual usage

•

Supports concurrent mixed languages (e.g. English/Spanish/industry terms)

•

Runs on finger touchscreens, QWERTY keyboard and keypads, as well as on some smartphones and feature phones

Below is an image of the software technology prototype.

The Company’s technology enables individuals to effectively input and retrieve text from computer based devices ranging from desktop PCs to handheld mobile devices (e.g. smartphones). The technology is ubiquitous and works completely independent of the primary application. Furthermore, the technology can be customized to meet the individual user's preferences as well as the individual business’ needs to provide access to company specific information and unique terminology. There are a number of features that make the technology unique.

These features include:

1.

Gesturing and WordChunking (advanced predictive input):  The Company’s technology incorporates proprietary Gesturing and WordChunking features developed to increase the speed at which people can type. Generally, users of handheld devices are only able to use their thumbs when typing, which can be limiting and time consuming on either a QWERTY keyboard or a touchscreen. Gesturing increases the ease of text entry, reducing it to a few slight gestures of the fingertip. Our internal testing has found that the use of gesturing may improve mobile text input by three to five times.

WordChunking provides access to longer forms of text and text strings from only a few characters or shorter forms of text. WordChunking can be used to quickly enter complete phrases.  When predicting complete sentences, the Company estimates that WordChunking can increase the speed of text entry by six to seven times.

2.

Dynamic Text:  Another benefit of our software is that formerly static text is turned into dynamic, interactive text. When a term that the software recognizes as being in its dictionary is typed into the device-such as in a document, an instant message, or an email-the text string (the term) is highlighted. If the user clicks or taps the highlighted term, such as "stationary" or "Paris," a menu of choices is presented containing more levels of information related to that term. This information is obtained from Internet and dictionary databases and could include contact information, dictionary definitions, Web searches, or Wikipedia entries, among other data. By default, the software is configured to access Dictionary.com, Thesaurus.com, Encyclopedia.com, and Google.com.

3.

Refined Search:  The Company aims to change the way people interact with the Internet by enabling fast multi-level and multi-word Internet searches. A key competitive advantage of our technology is that it performs deep Internet searches more rapidly, saving time and raising productivity for executives, their staff, and individual consumers. Our software code is built inside the keyboard and not the operating system, a feature that the Company believes is innovative for its industry. With the intelligence built into the keyboard, the software can immediately search databases for any information inputted on the device, bypassing several steps of the traditional search process.

Appendix D

The software incorporates a Web Portal, which functions as a smart Internet research assistant, performing browserless Web searches on highlighted text strings without the user having to open an Internet browser. Our refined searches occur dynamically and in the background without all of the "click-through frustrations" of Internet browsing on handheld devices. Search queries can be refined multiple times before results are returned. For example, typing "Cleve" would automatically suggest "Cleveland" as a possible text completion candidate. If the user selects "Cleveland," further search suggestions automatically appear, such as "hotels," "restaurants," and "automotive." Selecting "automotive" allows the user to further refine the search for "dealerships" and then even to specify which dealer ("Ford") before the search results are displayed. This type of intuitive search simplifies the user's ability to access Web information via mobile or handheld devices, smartphones, and tablet PCs.

The Company’s technology is unique in that it encompasses both the desk top PC and mobile device platforms. This patented technology can improve the way that mobile device users interact with their devices and open the door to new revenue streams as well as provide a competitive advantage against rival companies.

Intellectual Property

We own the copyright of all of the contents of our website, www.WordLogic.com.

On October 21, 2003 we received trademark approval for the mark “WordLogic” under Reg. No. 2,774,468 pending in the United States. A similar trademark application has been approved and registered in Canada under TMA576,700.

Our intellectual property portfolio includes six issued U.S. and European patents and five pending U.S. patent applications, one of which has received a Notice of Allowability from the U.S. Patent and Trademark Office (“USPTO”).

In conjunction with its wholly owned subsidiary, 602531 British Columbia Ltd., the Company holds U.S. patents 7,293,231, 7,681,124, 7,716,579, and 7,921,361, which relate to data entry for personal computing devices. U.S. patent 7,293,231, which the Company believes to be one of its pioneering patents, relates to various methods, systems, devices, and computer-readable media for use in connection with computer-assisted data entry.

Equivalent foreign patents include EP 1171813 (WO 0057265), published under the Patent Cooperation Treaty and accepted by the European Patent Office. EP 1171813 is also accepted in Germany, France, the UK, Italy, Finland, Spain, the Netherlands, and Portugal. Additionally, a patent for a data entry method and system for personal computer and corresponding computer-readable medium is published by the World Intellectual Property Organization as WO 0233527 and by the European Patent Office as EP 1356368.

In addition, the Company has five U.S. patent applications filed in connection with its U.S. patent 7,293,231 related to various aspects of computer-assisted data entry. These entail three divisional patent applications (#11/133,779, #11/134,759, and #11/134,810) and two continuation applications (#11/871,900 and #11/871,904). These applications are also in the name of the Company's subsidiary 602531 British Columbia.

For the Company's pending applications, the USPTO has recently issued a Notice of Allowability for application #11/871,900 related to keyboard prediction and search utilizing gesturing software technology.

We will principally rely upon trademark, copyright, patent, trade secret and contract law to protect our proprietary rights.  We generally intend to enter into confidentiality agreements, “work-made-for-hire” contracts and intellectual property licenses with our employees, consultants and corporate partners, respectively, as part of our efforts to control access to and distribution of our products, content and other proprietary information.

Appendix D

Summary of the Company’s Patents and Patent Applications

ISSUED PATENTS
Issued Patent Number	Location	Issue Date	Description
1356368	Europe	Jan. 2008	Data Entry Method and System for Personal Computer, and Corresponding Computer Readable Medium
1171813	Europe	Mar. 2004	Data Entry for Personal Computing Devices
7,293,231	U.S.	Nov. 2007	Data Entry for Personal Computing Devices
7,681,124	U.S.	Mar. 2010	Data Entry for Personal Computing Devices
7,716,579	U.S.	May 2010	Data Entry for Personal Computing Devices
7,921,361	U.S.	April 2011	Data Entry for Personal Computing Devices
PATENT APPLICATIONS
Application Number	Location	Type	Recent USPTO Action
#11/133,779	U.S.	Divisional Patent Application
#11/134,759	U.S.	Divisional Patent Application
#11/134,810	U.S.	Divisional Patent Application
#11/871,900	U.S.	Continuation Application	Notice of Allowability
#11,871,904	U.S.	Continuation Application

A copy of our patents can be obtained from the USPTO web site located at www.uspto.gov or from our website located at www.WordLogic.com, which provides a direct link to the patents.

Product Availability

At present, any platform with a Windows®-based operating system is compatible with our technology, including PCs outfitted with Windows® Vista, Windows® XP, Windows® 2000, or Windows® 7. The Company is also developing software to support Android™-based devices, as Android™ became a market leader with a more than 33% share by the end of 2010 (Source: New York Times January 2011).

Our software is available for licensing by original equipment manufacturers (OEMs) for use in consumer products. In addition, the WordLogic™ Predictive Keyboard can be provided to consumers directly as software hosted on a USB drive. Customers can visit the Store section of our corporate website (http://www.wordlogic.com/store.html) to order the software or to obtain more details of the portable USB product. The product can also be ordered through www.wordlogicusb.com or a call center.

The Company further supplies a CD version, which is designed for installation on one PC desktop. In contrast, the USB drive allows the user to run the software on any PC without requiring an installation. As the software can be accessed from a CD or USB flash drive, it is portable for transport and installation on devices worldwide.

Target Customers

The Company’s target customers will likely include Tier 1 wireless operators in the U.S. as well as smartphone original equipment manufacturers (OEMs). In the telecommunications industry, a Tier 1 wireless carrier entails a company that is the sole operator of its network, indicating that this provider offers a direct connection to the networks it uses to deliver voice and data as well as to the Internet. AT&T Inc. (T-NYSE), Verizon Communications Inc. (VZ-NYSE), Sprint Nextel Corp. (S-NYSE), and T-Mobile USA, Inc. are examples of Tier 1 operators. Conversely, Tier 2 companies may procure a portion of their networks from the Tier 1 carriers, and Tier 3 operators are wholly reliant on the networks of the Tier 1 and Tier 2 firms. In addition to targeting the Tier 1 carriers, the Company intends to market its technology to smartphone OEMs. Examples of smartphone OEMs include Samsung Electronics Co., Ltd., HTC Corp. (2498-TPE), Motorola Mobility Holdings Inc. (MMI-NYSE), and LG Electronics Inc. Customers this size may have the potential to apply the Company’s technology in up to 25 million units annually.

Marketing Strategy

The Company created a new logo in December 2010 and has begun using it on www.wordlogic.com as well as on social networking pages, including the Company's Twitter and Facebook profiles. Integration of the logo into current product demonstrations is also underway.

Appendix D

In January 2011, the Company re-launched its online retail store as part of its website redesign. The goal of the store is to allow customers to buy the desktop version of the product quickly without leaving our website. Additional desktop products are expected to become available for purchase as they are developed in the future.

The Company further refined its website design in March 2011. Aside from increased vibrancy, the new website features email sign-up options to enable customers and other interested parties, such as potential investors and promoters, to receive product updates and Company news via email.

Future retail-based marketing plans include customer email campaigns featuring corporate news and updated product information, external email marketing campaigns to attract new customers, and affiliate marketing. The Company is planning to build a new product demo and potentially a new infomercial that could be utilized for future television advertising campaigns.

Growth Strategy

In addition to further developing its current product offering, much of the Company’s strategy for growth going forward is based on its U.S. and European patents.  As well as leveraging its intellectual property, the Company seeks to increase emphasis on its Intelligent Input PlatformTM, which the Company believes can offer predictive input with a broad range of Internet-enabled control and communication applications.  Other projects in development include expanding and enhancing the Company’s retail product offerings.  Ultimately, the Company believes that it may become an acquisition target for larger companies within the technology sector due to the breadth of its patent portfolio and the novel characteristics of its technology.

The Industry

Smartphones and mobile devices have become a necessity for many professional and non-professional individuals. Touchscreens, email, 3G, 4G, and power-packed mobile applications have resulted in considerable growth of new devices. To this extent, the Company estimates that nearly 75% of phones shipped in the U.S. contain either a QWERTY or touchscreen keyboard. Smartphones in particular are sold at a rate of roughly 300 million per year, which the Company believes could grow by as much as 50% versus 20% for all phones collectively.

Likewise, the PC market represents billions of dollars of equipment that uses text input and millions of consumers who could benefit from refined input and search options. In 2010, 346 million desktop PCs, portable computers, and mini-notebooks were shipped to consumers, a nearly 14% increase over 2009 (Source: International Data Corporation, a provider of market intelligence for the IT, telecommunications, and consumer technology markets). The Company may be of value to PC manufacturers that are seeking innovative advancements to the PC experience in order to remain competitive. Likewise, future versions of the Company's technology could also be incorporated into the growing number of tablet computers entering the marketplace (estimated at over 44 million for 2011).

Further, the information technology (IT) industry is experiencing several related trends: (1) rapid growth of mobile devices; (2) tablets gaining in popularity over netbooks; (3) smartphones becoming more advanced; (4) enterprise workers seeking to use their phones for both business and personal tasks; and (5) increasing developer activity online. Accordingly, there will likely be even greater emphasis on mobile apps going forward, particularly for tablets, and targeted toward enterprise. In many cases, large enterprises are expected to launch apps specific for their workforces, as these companies seek to reduce costs and leverage time and cost efficiencies (Source: The New Wave of App Development from TechNewsWorld™, February 1, 2011).

Outsell, Inc., a research and advisory firm for the publishing and information industries, estimates that the global information industry is valued at $366 billion (Source: 2010 Information Industry Market Size, Share & Forecast Report December 17, 2010). The Company believes that there is considerable unmet need within this market for improved enterprise search tools and, consequently, an opportunity for our technology operating as either a front-end application or as a standalone product.

Competition

The Company believes that speed, ease of use, and a relatively small footprint are advantages of its technology that could further establish the Company as a provider of text input and manipulation software, particularly for mobile phones. However, as the demand for text-savvy phones accelerates, competition among text input solution providers is also increasing. Introducing technology and user interface enhancements is crucial to maintaining a competitive advantage.

Appendix D

Altogether, the predictive technology landscape is considered to be relatively competitive. Yet, within the refined search area, the Company believes that there are fewer competitors because although many developers would like to build the next new application, many do not possess the existing technology and code to do so.

To the Company's knowledge, the most relevant other firm with comparable expertise was Siri (acquired by Apple during 2010), although Google Instant has created considerable interest in the space. The Company expects companies such as Sony Erickson and Nokia to begin accelerating development of innovative applications in order to maintain market share and remain competitive. Additionally, the Company may compete with several product offerings from Nuance Communications, Inc. for mid-priced phones and with makers of predictive input and refined search applications for Google's Android™ devices, Research in Motion Ltd.'s (RIMM-NASDAQ) BlackBerry® products, and any other Windows®-based equipment.

We believe that our software will be competitive in the industry due to its predictive text and advanced search features as well as its application to a range of electronic devices since it is not designed for use solely in one class of phone or for only desktop computers.

Government Regulation

Because we sell products through the Internet, we may be subject to rules and regulations around the world, which will affect our business.  The laws and regulations that govern Internet commerce change rapidly.  Also, because we carry on business in Canada, we are subject to laws regarding employment, taxes and other regulatory issues for our Canadian operations.  The following laws and regulations applicable to Internet commerce and are relevant to our business:

Privacy Law.  The state of privacy law is unsettled, and rapidly changing.  Current and proposed federal, state and foreign privacy regulations and other laws restricting the collection, use and disclosure of personal information could limit our ability to use the information in our databases to generate revenues.  In late 1998, COPPA was enacted, mandating that measures be taken to safeguard minors under the age of 13.  The FTC promulgated regulations implementing COPPA on October 21, 1999, which became effective on April 21, 2000.  The principal COPPA requirement is that individually identifiable information about minors under the age of 13 not be collected, used or displayed without first obtaining informed parental consent that is verifiable in light of present technology.

The FTC final regulations create a “sliding scale” of permissible methods for obtaining such consent.  Consent for internal use of the individually identifiable information of children under the age of 13 can be obtained through e-mail plus an additional safeguard, such as confirming consent with a delayed e-mail, telephone call, or letter.  Obtaining verifiable consent from a child’s parent to share that child’s information with a third party or enable the child to publicly distribute the information by, for example, allowing unrestricted access to a chat room or message board is significantly more burdensome.  While the temporary “sliding scale implementation was due to expire on April 21, 2002, on October 31, 2001, the FTC extended the implementation period through April 21, 2005.  On April 21, 2005, the “sliding scale” mechanism was extended indefinitely.

The FTC has required that parental consent for such higher risk activities be verified by more secure methods than e-mail, such as a credit card in connection with a transaction, print-and-sign forms, toll-free numbers staffed by trained operators, or digital signatures.  Complying with the new requirements is costly and may dissuade some of our customers from using our products.  While we will attempt to be fully compliant with the FTC requirements, our efforts may not be entirely successful.  In addition, at times, we rely upon outside vendors to maintain data-collection software, and there can be no assurance that they will at all times comply with our instructions to comply with COPPA.  If our methods of complying with COPPA are inadequate, we may face litigation with the FTC or individuals, which would adversely affect our business.

Moreover, we have posted a privacy policy pertaining to all users and visitors to our web site.  By doing so, we will subject ourselves to the jurisdiction of the FTC.  Should any of our business practices be found to differ from our privacy policy, we could be subject to sanctions and penalties from the FTC.  It is also possible that users or visitors could try to recover damages in a civil action as well.

Appendix D

The European Union recently enacted its own privacy regulations that may result in limits on the collection and use of certain user information.  The laws governing the Internet, however, remain largely unsettled, even in areas where there has been some legislative action.  It may take years to determine whether and how existing laws such as those governing intellectual property, privacy, libel and commerce may prompt calls for more stringent consumer protection laws, both in the United States and abroad, that may impose additional burdens on companies conducting business on the Internet.  Furthermore, the Federal Trade Commission has recently investigated the disclosure of personal identifying information obtained from individuals by Internet companies.  Evolving areas of law that are relevant to our business include privacy law, regulation on what websites contain, and sales and use tax.  Because of this rapidly evolving and uncertain regulatory environment, we cannot predict how these laws and regulations might affect our business.  In addition, these uncertainties make it difficult to ensure compliance with the laws and regulations governing the Internet.  These laws and regulations could harm us by subjecting us to liability or forcing us to change how we do business.

Conformance to E-Commerce Statutory Requirements for Formation of Contracts.  We intend to conduct e-commerce on our web site, and through affiliated web sites.  The applicable law on online formation of contracts has been unsettled and is evolving.  On June 30, 2000, the federal government enacted the “E-Sign” statute, which in limited cases permits online formation of contracts.  Similarly, on January 1, 2000, California adopted a standard version of the Uniform Electronic Transactions Act (“UETA”), which also permits electronic signatures and record-keeping for certain types of contracts.  We attempt to comply with these laws, but there is no guarantee that we will be successful.  Judicial interpretation of the applicability of these laws could result in customer contracts being set aside or modified.  In that case, our e-commerce revenue could be materially adversely affected.

Sales Tax.  The tax treatment of goods sold over the Internet is currently unsettled.  A number of proposals have been made at the state and local level that would impose additional taxes on the sale of goods through the Internet.  Such proposals, if adopted, could substantially impair the growth of electronic commerce and could adversely affect our opportunity to derive financial benefit from electronic commerce.  While the Internet Tax Freedom Act (ITFA) has placed a moratorium on new state and local taxes on Internet commerce, the tax moratorium expired on November 1, 2003, and has not been re-enacted.  On November 1, 2007, the "Internet Tax Freedom Act Amendment Acts of 2007" was signed into law.  It extends the prohibitions against multiple and discriminatory taxes on electronic commerce until November 1, 2014.

WHERE YOU CAN GET ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy our reports or other filings made with the SEC at the SEC’s Public Reference Room, located at 100 F Street, N.W., Washington, DC 20549.  You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  You can also access these reports and other filings electronically on the SEC’s web site, www.sec.gov.

ITEM 1A.

RISK FACTORS

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 1B.

UNRESOLVED STAFF COMMENTS

None.

ITEM 2.

PROPERTIES

On June 23, 2010, we entered into a lease agreement for office space located at 1130 West Pender St., Suite 230, Vancouver, BC Canada V6E 4A4.  Since that time, we have not sought to move or change our office site.  Our telephone number remains (604) 257-3600.  Under the lease, we pay a total of $5,919 CAD per month on a month to month basis for 2113ft of corporate office space.  The space we lease is utilized for general office purposes.  It is our belief that the space is adequate for our immediate needs.  Additional space may be required as we expand our operations.  We do not foresee any significant difficulties in obtaining any required additional space.  We do not own any real property.

ITEM 3.

LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against our Company, nor are we involved as a plaintiff in any material proceeding or pending litigation.  There are no proceedings in which our director, officer or any affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

Appendix D

ITEM 4.

MINE SAFETY DISCLOSURES

Not Applicable.

PART II

ITEM 5.

MARKET FOR THE COMPANY’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Common Stock

Our Common Stock is currently quoted on the OTC Bulletin Board.  Our Common Stock has been quoted on the OTC Bulletin Board trading under the symbol “WLGC.OB” since since April 14, 2003.  Because we are quoted on the OTCBB, our securities may be less liquid, receive less coverage by security analysts and news media, and generate lower prices than might otherwise be obtained if they were listed on a national securities exchange.

The following table sets forth the high and low bid prices for our Common Stock per quarter as reported by the OTCBB for the period from January 1, 2010 through December 31, 2011, based on our fiscal year end December 31. These prices represent quotations between dealers without adjustment for retail mark-up, markdown or commission and may not represent actual transactions.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2011 – High	$0.36	$0.28	$0.21	$0.15
2011 – Low	$0.12	$0.15	$0.10	$0.08
2010 – High	$0.31	$0.208	$0.41	$0.54
2010 – Low	$0.092	$0.08	$0.042	$0.15

Record Holders

As of April 10, 2012, an aggregate of 83,535,606  shares of our Common Stock were issued and outstanding and were owned by approximately 121 holders of record, based on information provided by our transfer agent.

Recent Sales of Unregistered Securities

None.

Re-Purchase of Equity Securities

None.

Dividends

We have not paid any cash dividends on our Common Stock since inception and presently anticipate that all earnings, if any, will be retained for development of our business and that no dividends on our Common Stock will be declared in the foreseeable future. Any future dividends will be subject to the discretion of our Board of Directors and will depend upon, among other things, future earnings, operating and financial condition, capital requirements, general business conditions and other pertinent facts.  Therefore, there can be no assurance that any dividends on our Common Stock will be paid in the future.

Securities Authorized for Issuance Under Equity Compensation Plans

On May 14, 2010, the Company registered on Form S-8 the 2010 Share Incentive Plan, under which the Company is authorized to issue up to ten million (10,000,000) shares of the Company’s Common Stock to the Company’s employees, executives and consultants.

ITEM 6.

SELECTED FINANCIAL DATA

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Appendix D

ITEM 7.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This Annual Report on Form 10-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  These forward-looking statements are not historical facts but rather are based on current expectations, estimates and projections.  We may use words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “foresee,” “estimate” and variations of these words and similar expressions to identify forward-looking statements.  These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted.  You should read this report completely and with the understanding that actual future results may be materially different from what we expect.  The forward-looking statements included in this report are made as of the date of this report and should be evaluated with consideration of any changes occurring after the date of this Report.  We will not update forward-looking statements even though our situation may change in the future and we assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

RESULTS OF OPERATIONS

Working Capital

	December 31, 2011	December 31, 2010
Current Assets	$ 52,979	$120,060
Current Liabilities	$686,878	$852,358
Working Capital (Deficit)	$(633,899)	$(732,298)

Cash Flows

	December 31, 2011	December 31, 2010
Cash Flows from (used in) Operating Activities	$(917,798)	$(681,105)
Cash Flows from (used in) Financing Activities	$848,238	$890,549
Net Increase (decrease) in Cash During Period	$(61,165)	$ 65,024

Operating Revenues

Operating revenues for the twelve months ended December 31, 2011 were $4,076 and is comprised of product sales totaling $4,076.

Operating revenues for the twelve months ended December 31, 2010 were $1,022 and is comprised of product sales totaling $1,022.

Operating Expenses and Net Loss

Operating expenses for the twelve months ended December 31, 2011 were $1,987,410 and is comprised of $71,164 in rent, $1,556,967 in selling, general and administrative and $359,279 in research and development.

Operating expenses for the twelve months ended December 31, 2010 were $5,021,017 and is comprised of $103,180 in rent, $4,624,567 in selling, general and administrative and $293,270 in research and development.

Net loss for the twelve months ended December 31, 2011 was $2,132,373 and is comprised of $1,983,334 loss from operations, $11,250 bad debts, $7,689 in interest expense and $130,100 loss on settlement of debt.

Net loss for the twelve months ended December 31, 2010 was $4,745,811 and is comprised of $5,019,995 loss from operations and $16,036 in interest expense and $290,220 gain on settlement of debt.

Appendix D

Liquidity and Capital Resources

As at December 31, 2011, the Company’s cash and current asset balance was $52,979 compared to $120,060 as at December 31, 2010.  The decrease in current assets of $67,081 is attributed to decreases of $34,680 in cash, $37 in accounts receivable, $5,598 in HST/GST refund receivable, $276 in prepaid expenses, $5 in other current assets and $26,485 in restricted cash.

As at December 31, 2011, the Company had current and total liabilities of $686,878 compared with current and total liabilities of $852,358 as at December 31, 2010.  The decrease in total liabilities of $165,480 is attributed to decreases of $37,750 in accounts payable and accrued liabilities, $69,248 in indebtedness to related parties, interest payable of $13,996 and notes payable of $47,400, net of an increase in bank loans payable of $2,914.

As at December 31, 2011, the Company had a working capital deficit of $633,899 compared with a working capital deficit of $732,298 as at December 31, 2010.  The decrease in working capital deficit was primarily attributed to a reduction in accounts payable and accrued liabilities, indebtedness to related parties and notes payable.

Cashflow from Operating Activities

During the year ended December 31, 2011, the Company used $917,798 of cash for operating activities compared to the use of $681,105 of cash for operating activities during the year ended December 31, 2010.  The change in net cash used in operating activities is primarily attributed to an increase in operating costs (net of stock-based compensation).

Cashflow from Financing Activities

During the year ended December 31, 2011, the Company received $848,238 of cash from financing activities compared to $890,549 for the year ended December 31, 2010.  The change in cash flows from financing activities is primarily attributed to an increase in proceeds from sale of common stock net of repayment of promissory notes and related party advances.

Going Concern

We have not attained profitable operations and are dependent upon obtaining financing to pursue any extensive activities.  For these reasons, our auditors stated in their report on our audited financial statements that they have substantial doubt that we will be able to continue as a going concern without further financing.

Off-Balance Sheet Arrangements

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to stockholders.

Future Financings

We will continue to rely on equity sales of our common shares in order to continue to fund our business operations.  Issuances of additional shares will result in dilution to existing stockholders.  There is no assurance that we will achieve any additional sales of the equity securities or arrange for debt or other financing to fund our operations and other activities.

Critical Accounting Policies

Our financial statements and accompanying notes have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

We regularly evaluate the accounting policies and estimates that we use to prepare our financial statements.  A complete summary of these policies is included in the notes to our financial statements.  In general, management's estimates are based on historical experience, on information from third party professionals, and on various other assumptions that are believed to be reasonable under the facts and circumstances.  Actual results could differ from those estimates made by management.

Appendix D

Contractual Obligations

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Recently Issued Accounting Pronouncements

In September 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-08, Intangibles – Goodwill and Other (Topic 350): Testing Goodwill for Impairment. The guidance in ASU 2011-08 is intended to reduce complexity and costs by allowing an entity the option to make a qualitative evaluation about the likelihood of goodwill impairment to determine whether it should calculate the fair value of a reporting unit. The amendments also improve previous guidance by expanding upon the examples of events and circumstances that an entity should consider between annual impairment tests in determining whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Also, the amendments improve the examples of events and circumstances that an entity having a reporting unit with a zero or negative carrying amount should consider in determining whether to measure an impairment loss, if any, under the second step of the goodwill impairment test. The amendments in this ASU are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if an entity’s financial statements for the most recent annual or interim period have not yet been issued. The adoption of this guidance is not expected to have a material impact on the Company’s financial position or results of operations.

In June 2011, the FASB issued ASU 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income”, which is effective for annual reporting periods beginning after December 15, 2011. ASU 2011-05 will become effective for the Company on December 1, 2012. This guidance eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. In addition, items of other comprehensive income that are reclassified to profit or loss are required to be presented separately on the face of the financial statements. This guidance is intended to increase the prominence of other comprehensive income in financial statements by requiring that such amounts be presented either in a single continuous statement of income and comprehensive income or separately in consecutive statements of income and comprehensive income. The adoption of ASU 2011-05 is not expected to have a material impact on our financial position or results of operations.

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”, which is effective for annual reporting periods beginning after December 15, 2011. This guidance amends certain accounting and disclosure requirements related to fair value measurements. Additional disclosure requirements in the update include: (1) for Level 3 fair value measurements, quantitative information about unobservable inputs used, a description of the valuation processes used by the entity, and a qualitative discussion about the sensitivity of the measurements to changes in the unobservable inputs; (2) for an entity’s use of a nonfinancial asset that is different from the asset’s highest and best use, the reason for the difference; (3) for financial instruments not measured at fair value but for which disclosure of fair value is required, the fair value hierarchy level in which the fair value measurements were determined; and (4) the disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy. ASU 2011-04 will become effective for the Company on December 1, 2012. We are currently evaluating ASU 2011-04 and have not yet determined the impact that adoption will have on our financial statements.

In April 2011, the FASB issued ASU 2011-02, “Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring”. This amendment explains which modifications constitute troubled debt restructurings (“TDR”). Under the new guidance, the definition of a troubled debt restructuring remains essentially unchanged, and for a loan modification to be considered a TDR, certain basic criteria must still be met. For public companies, the new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructuring occurring on or after the beginning of the fiscal year of adoption. ASU 2011-02 has become effective for the Company on September 1, 2012. The Company does not believe that the guidance will have a material impact on its financial statements.

Appendix D

In December 2010, the FASB issued ASU 2010-29, “Business Combinations (Topic 805): Disclosure of supplementary pro forma information for business combinations.” This update changes the disclosure of pro forma information for business combinations. These changes clarify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. Also, the existing supplemental pro forma disclosures were expanded to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. This ASU is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. We are currently evaluating the impact of this ASU; however, we do not expect the adoption of this ASU to have a material impact on our financial statements.

In December 2010, the FASB issued ASU 2010-28, “Intangible –Goodwill and Other (Topic 350): When to perform Step 2 of the goodwill impairment test for reporting units with zero or negative carrying amounts.” This update requires an entity to perform all steps in the test for a reporting unit whose carrying value is zero or negative if it is more likely than not (more than 50%) that a goodwill impairment exists based on qualitative factors, resulting in the elimination of an entity’s ability to assert that such a reporting unit’s goodwill is not impaired and additional testing is not necessary despite the existence of qualitative factors that indicate otherwise. This ASU is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. We are currently evaluating the impact of this ASU; however, we do not expect the adoption of this ASU to have a material impact on our financial statements.

The Company has implemented all new accounting pronouncements that are in effect.  These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

ITEM 7A.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Appendix D

ITEM 8.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

WORDLOGIC CORPORATION

(A Development Stage Company)

For the Years Ended December 31, 2011 and 2010

Appendix D

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

WordLogic Corporation

(A Development Stage Company)

We have audited the accompanying balance sheets of WordLogic Corporation (A Development Stage Company) as of December 31, 2011 and 2010 and the related statements of operations, changes in stockholders' deficit and cash flows for each of the twelve month periods then ended.  Theses financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WordLogic Corporation as of December 31, 2011 and 2010, and the results of its operations and cash flows for the periods described above in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statement, the Company suffered a net loss from operations and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ M&K CPAS, PLLC

www.mkacpas.com

Houston, Texas

April 13, 2012

Appendix D

WORDLOGIC CORPORATION

(A Development Stage Company)

Consolidated Balance Sheets

(Expressed in US Dollars)

	December 31, 2011	December 31, 2010

Assets

Current Assets

Cash	$14,787	$49,467
Restricted cash (Note 3)	10,865	37,350
Accounts receivable	–	37
HST/GST refund receivable	14,840	20,438
Employee advances	216	221
Prepaid expenses	12,271	12,547

Total Current Assets	52,979	120,060

Property and equipment, net of accumulated depreciation (Note 4)	1,896	2,672

Total Assets	$54,875	$122,732

Liabilities and Stockholders’ Deficit

Current Liabilities

Accounts payable and accrued liabilities	$461,013	$498,763
Bank loans payable (Note 5)	38,074	35,160
Indebtedness to related parties (Note 6)	147,437	216,685
Accrued interest	34,354	48,350
Notes payable (Note 7)	6,000	53,400

Total Current Liabilities	686,878	852,358

Total Liabilities	686,878	852,358

Stockholders’ Deficit

Common stock, $.001 par value; 100,000,000 shares authorized, 82,500,606 and 67,798,786 shares issued and outstanding, respectively (Note 8)	82,501	67,799
Additional paid-in capital	22,946,272	20,729,373
Stock receivable	(10,000)	–
Accumulated deficit	(2,264,854)	(2,264,854)
Deficit accumulated during development stage	(20,759,962)	(18,627,589)
Accumulated other comprehensive loss	(625,960)	(634,355)

Total Stockholders’ Deficit	(632,003)	(729,626)

Total Liabilities and Stockholders’ Deficit	$54,875	$122,732

(The accompanying notes are an integral part of the consolidated financial statements.)

Appendix D

WORDLOGIC CORPORATION

(A Development Stage Company)

Consolidated Statements of Operations

(Expressed in US Dollars)

	Accumulated from May 27, 2003 (Date of Inception) to	For the Years Ended
	December 31, 2011 (Unaudited)	December 31, 2011	December 31, 2010

Revenues
Product sales	$25,757	$4,076	$1,022
Royalty revenue	32,962	–	–

Total Revenues	58,719	4,076	1,022

Operating expenses
Rent, related party (Note 6)	828,363	71,164	103,180
Selling, general and administrative (Note 6)	17,367,339	1,556,967	4,624,567
Research and development	2,925,737	359,279	293,270

Total Operating Expenses	21,121,439	1,987,410	5,021,017

Loss from Operations	(21,062,720)	(1,983,334)	(5,019,995)

Other income (expenses)

Bad debts	(11,250)	(11,250)	–
Interest income	1,760	–	–
Interest expense:
Related parties	(84,152)	–	(8,503)
Amortization of discount on convertible note	(145,243)	–	–
Other notes, advances and amounts	(443,258)	(7,689)	(7,533)
Gain on derivative liability	142,861	–	–
Gain (loss) on settled liabilities	(757,960)	(130,100)	290,220

Loss Before Income Taxes and Extraordinary Item	(22,359,962)	(2,132,373)	(4,745,811)

Income tax provision	–	–	–

Loss Before Extraordinary Item	(22,359,962)	(2,132,373)	(4,745,811)

Net extraordinary gain on litigation settlement, less applicable income taxes of $nil	1,600,000	–	–

Net Loss	$(20,759,962)	$(2,132,373)	$(4,745,811)

Other Comprehensive Income

Net Gain/(Loss) of Foreign Currency Translation	(625,960)	8,395	(144,420)

Net Comprehensive Income	$(21,385,922)	$(2,123,978)	$(4,890,231)

Basic and diluted loss per share		$(0.03)	$(0.10)

Weighted average common shares outstanding		73,623,959	48,048,274

(The accompanying notes are an integral part of the consolidated financial statements.)

Appendix D

WORDLOGIC CORPORATION

(A Development Stage Company)

Consolidated Statements of Cash Flows

(Expressed in US Dollars)

	Accumulated from May 27, 2003 (Date of Inception) to	For the Years Ended
	December 31, 2011 (Unaudited)	December 31, 2011	December 31, 2010
Cash flows from operating activities:
Net loss	$(20,759,962)	$(2,132,373)	$(4,745,811)
Adjustments to reconcile net loss to net cash used in operating activities:
Bad debts	11,250	11,250	–
Depreciation and amortization	61,781	667	5,617
Common stock issued for services and payables	986,092	938,635	–
Stock-based compensation	12,107,622	83,644	4,254,752
Amortization of debt discount	145,243	–	–
Loss (gain) on settled liabilities	822,600	130,100	(290,220)
Gain on derivative liability	(142,861)	–	–
Changes in current assets and liabilities:
Receivables	35,923	5,635	(14,500)
Employee advances	(15,584)	5	(12)
Prepaid expenses	(12,271)	276	(12,547)
Bank overdraft	–	–	–
Accounts payable and accrued liabilities	673,881	58,359	186,687
Accrued interest payable	65,117	(13,996)	(65,071)

Net cash used in operating activities	(6,021,169)	(917,798)	(681,105)

Cash flows from investing activities:
Purchases of equipment	(26,942)	–	–

Net cash used in investing activities	(26,942)	–	–

Cash flows from financing activities:
Proceeds from related party advances	1,318,126	–	123,869
Repayment of related party advances	(883,463)	(69,248)	–
Proceeds from promissory notes issued to related parties	411,509	–	7,279
Repayment of related party promissory notes	(493,941)	–	–
Proceeds from convertible promissory note	933,926	–	–
Repayment of convertible promissory notes	(947,462)	–	–
Proceeds from other promissory note	993,120	17,000	62,900
Repayment of other promissory notes	(443,220)	–	(17,511)
Payments on capital lease obligation	(12,071)	–	–
Proceeds from line of credit	60,659	17,058	–
Repayment of line of credit	(22,585)	(14,144)	(8,441)
Proceeds from stock options and warrants exercised	532,915	–	80,100
Proceeds from sale of common shares	5,250,680	897,572	642,353

Net cash provided by financing activities	6,698,193	848,238	890,549

Effect of exchange rate changes on cash	(625,960)	8,395	(144,420)

Net change in cash	24,122	(61,165)	65,024

Cash, beginning of period	1,530	86,817	21,793

Cash, end of period	$25,652	$25,652	$86,817

Non-Cash Information:
Cashless exercise of warrants	$275	$187	$–
Stock issued to settle notes payable plus accrued interest	$1,445,853	$160,400	$295,821
Line of credit converted to bank loan	$44,359	$–	$–

Supplemental disclosure of cash flow information:
Cash paid for income taxes	$–	$–	$–

Cash paid for interest	$212,931	$5,298	$3,534

(The accompanying notes are an integral part of the consolidated financial statements.)

Appendix D

WORDLOGIC CORPORATION

(A Development Stage Company)

Consolidated Statement of Stockholders’ Deficit

(Expressed in US Dollars)

	Common Stock		Additional Paid-In	Stock	Accumulated	Deficit Accumulated During Development	Accumulated Other Comprehensive
	Shares	Par Value	Capital	Receivable	Deficit	Stage	Loss	Total
		$	$	$	$	$	$	$
Balance, May 27, 2003 (inception), prior to reverse merger	19,016,657	19,017	1,504,366	-	(2,264,854)	–	3,806	(737,665)
Reverse merger with The American West.com, Inc. (Note 1)	2,907,007	2,907	(2,907)	-	–	–	–	–
Cancelled shares.	(60,000)	(60)	60	-	–	–	–	–
Comprehensive loss:
Net loss	–	–	–	-	–	(408,027)	–	(408,027)
Currency translation adjustment	–	–	–	-	–	–	(270,371)	(270,371)

Balance, December 31, 2003	21,863,664	21,864	1,501,519	-	(2,264,854)	(408,027)	(266,565)	(1,416,063)
Common stock issued in exchange for services and payables	88,000	88	47,369	-	–	–	–	47,457
Common stock options granted	–	–	10,344	-	–	–	–	10,344
Comprehensive income:
Net income	–	–	–	–	–	938,596	–	938,596
Currency translation adjustment	–	–	–	–	–	–	(97,095)	(97,095)

Balance, December 31, 2004	21,951,664	21,952	1,559,232	–	(2,264,854)	530,569	(363,660)	(516,761)
Sale of common stock ($0.65/share)	830,770	830	539,170	–	–	–	–	540,000
Common stock options granted	–	–	204,458	-	–	–	–	204,458
Comprehensive loss:
Net loss	–	–	–	–	–	(1,221,564)	–	(1,221,564)
Currency translation adjustment	–	–	–	–	–	–	(2,930)	(2,930)

Balance, December 31, 2005	22,782,434	22,782	2,302,860	–	(2,264,854)	(690,995)	(366,590)	(996,797)
Sale of units consisting of one share of common stock and one warrant ($0.60/share)	570,000	570	341,430	–	–	–	–	342,000
Common stock options exercised ($0.30/share)	100,000	100	29,900	-	–	–	–	30,000
Common stock options exercised ($0.60/share)	29,150	30	17,460	–	–	–	–	17,490
Sale of units consisting of one share of common stock and one warrant ($0.50/share)	1,000,000	1,000	499,000	–	–	–	–	500,000
Common stock options and warrants vested	–	–	1,132,512	-	–	–	–	1,132,512
Comprehensive loss:
Net loss	–	–	–	–	–	(2,214,823)	–	(2,214,823)
Currency translation adjustment	–	–	–	-	–	–	4,940	4,940

Balance, December 31, 2006	24,481,584	24,482	4,323,162	-	(2,264,854)	(2,905,818)	(361,650)	(1,184,678)

Balance, December 31, 2006 (continued)	24,481,584	24,482	4,323,162	-	(2,264,854)	(2,905,818)	(361,650)	(1,184,678)
Sale of units consisting of one share of common stock and one warrant ($0.65/share)	200,000	200	129,800	-	–	–	–	130,000
Sale of units consisting of one share of common stock and one warrant ($0.50/share)	821,000	821	409,679	-	–	–	–	410,500
Sale of units consisting of one share of common stock and one warrant ($0.40/share)	75,000	75	29,925	-	–	–	–	30,000
Sale of units consisting of one share of common stock and one warrant ($0.30/share)	2,377,297	2,377	710,812	-	–	–	–	713,189
Sale of units consisting of one share of common stock and one warrant ($0.25/share)	40,000	40	9,960	-	–	–	–	10,000
Exercise of warrants ($1.25/share)	20,000	20	24,980	-	–	–	–	25,000
Common stock options exercised (cashless)	87,736	88	(88)	-	–	–	–	–
Common stock options and warrants vested	–	–	439,393	-	–	–	–	439,393
Comprehensive loss:
Net loss	–	–	–	-	–	(1,634,324)	–	(1,634,324)
Currency translation adjustment	–	–	–	-	–	–	(103,990)	(103,990)

Balance, December 31, 2007	28,102,617	28,103	6,077,623	-	(2,264,854)	(4,540,142)	(465,640)	(1,164,910)
Sale of common stock ($0.351.00/share)	100,000	100	99,900	-	–	–	–	100,000
Sale of units consisting of one share of common stock and one-half warrant ($0.60/share)	800,000	800	479,200	-	–	–	–	480,000
Sale of units consisting of one share of common stock and one-half warrant ($1.00/share)	50,000	50	49,950	-	–	–	–	50,000

Continued

Appendix D

F-6

Sale of units consisting of one share of common stock and one warrant ($0.20/share)	112,500	112	22,388	-	–	–	–	22,500
Sale of units consisting of one share of common stock and one warrant ($0.25/share)	200,000	200	49,800		–	–	–	50,000
Exercise of warrants ($0.50/share)	125,000	125	62,375	-	–	–	–	62,500
Exercise of warrants ($0.75/share)	100,000	100	74,900	-	–	–	–	75,000
Common stock options exercised ($0.30/share)	10,000	10	2,990	-	–	–	–	3,000
Common stock options exercised ($1.00/share)	192,000	192	191,808	-	–	–	–	192,000
Common stock issued for services ($0.68/share)	200,000	200	135,800	-	–	–	–	136,000
Common stock issued for services ($0.65/share)	300,000	300	194,700	-	–	–	–	195,000
Common stock issued in settlement of debt	3,930,879	3,931	1,568,421	-	–	–	–	1,572,352
Common stock options and warrants vested	–	–	2,361,327	-	–	–	–	2,361,327
Comprehensive loss:				-
Net loss	–	–	–	-	–	(4,923,057)	–	(4,923,057)
Currency translation adjustment	–	–	–	-	–	–	91,309	91,309

Balance, December 31, 2008	34,222,996	34,223	11,371,182	-	(2,264,854)	(9,463,199)	(374,331)	(696,979)
Common stock issued for services ($0.30/share)	200,000	200	59,800	–	–	–	–	60,000
Common stock issued for services ($0.53/share)	30,500	31	16,134	–	–	–	–	16,165
Common stock issued for services ($0.68/share)	250,000	250	169,750	–	–	–	–	170,000
Common stock issued for services ($0.40/share)	300,000	300	119,700	–	–	–	–	120,000
Common stock issued for services ($0.49/share)	100,000	100	48,900	–	–	–	–	49,000
Common stock issued for services ($0.31/share)	240,000	240	74,160	–	–	–	–	74,400
Common stock issued for services ($0.45/share)	300,000	300	134,700	–	–	–	–	135,000
Common stock issued for services ($0.41/share)	55,000	55	22,495	–	–	–	–	22,550
Common stock issued for services ($0.62/share)	100,000	100	61,900	–	–	–	–	62,000
Common stock issued for services ($0.43/share)	30,000	30	12,870	–	–	–	–	12,900
Common stock issued for services ($0.36/share)	50,000	50	17,950	–	–	–	–	18,000
Common stock issued for services ($0.47/share)	100,000	100	46,900	–	–	–	–	47,000
Common stock issued for services ($0.44/share)	50,000	50	21,950	–	–	–	–	22,000
Common stock issued for services ($0.30/share)	100,000	100	29,900	–	–	–	–	30,000
Common stock issued for services ($0.33/share)	90,000	90	29,610	–	–	–	–	29,700
Common stock issued for services ($0.35/share)	120,000	120	41,880	–	–	–	–	42,000
Common stock issued for services ($0.37/share)	50,000	50	18,450	–	–	–	–	18,500
Common stock issued for services ($0.28/share)	100,000	100	27,900	–	–	–	–	28,000
Common stock issued for services ($0.26/share)	127,500	127	33,023	–	–	–	–	33,150
Common stock options exercised ($0.21/share)	10,000	10	2,090	–	–	–	–	2,100
Common stock issued for services ($0.20/share)	100,000	100	19,900	–	–	–	–	20,000
Common stock issued for services ($0.22/share)	40,000	40	8,760	–	–	–	–	8,800
Common stock options exercised ($0.35/share)	33,333	33	11,633	–	–	–	–	11,666
Common stock options exercised ($0.30/share)	76,000	76	22,724	–	–	–	–	22,800
Sale of units consisting of one share of common stock and one warrant ($0.20/share)	175,000	175	34,825	–	–	–	–	35,000
Sale of units consisting of one share of common stock and one warrant ($0.30/share)	456,055	456	136,360	–	–	–	–	136,816
Sale of common stock ($0.16/share)	3,025,000	3,025	480,975	–	–	–	–	484,000
Sale of common stock ($0.15/share)	265,000	265	39,485	–	–	–	–	39,750
Sale of common stock ($0.30/share)	100,000	100	29,900	–	–	–	–	30,000
Sale of common stock ($0.35/share)	20,000	20	6,980	–	–	–	–	7,000
Common stock options and warrants vested	–	–	2,275,961	–	–	–	–	2,275,961
Comprehensive loss:
Net loss	–	–	–	–	–	(4,418,579)	–	(4,418,579)
Currency translation adjustment	–	–	–	–	–	–	(115,604)	(115,604)

Balance, December 31, 2009	40,916,384	40,916	15,428,747	-	(2,264,854)	(13,881,778)	(489,935)	(1,166,904)
Common stock issued for services ($0.39/share)	133,332	133	51,867	-	–	–	–	52,000
Common stock issued for services ($0.35/share)	320,000	320	111,680	-	–	–	–	112,000
Common stock issued for services ($0.33/share)	150,000	150	49,350	-	–	–	–	49,500
Common stock issued for services ($0.31/share)	92,321	92	28,527	–	–	–	–	28,619
Common stock issued for services ($0.30/share)	110,000	110	32,890	–	–	–	–	33,000
Common stock issued for services ($0.29/share)	150,000	150	43,350	–	–	–	–	43,500
Common stock issued for services ($0.28/share)	200,000	200	55,800	–	–	–	–	56,000
Common stock issued for services ($0.26/share)	3,200,000	3,200	828,800	–	–	–	–	832,000
Common stock issued for services ($0.25/share)	10,000	10	2,490	–	–	–	–	2,500
Common stock issued for services ($0.24/share)	113,750	114	27,186	–	–	–	–	27,300
Common stock issued for services ($0.20/share)	150,000	150	29,850	–	–	–	–	30,000
Common stock issued for services ($0.19/share)	50,000	50	9,450	–	–	–	–	9,500
Common stock issued for services ($0.18/share)	172,500	173	30,877	–	–	–	–	31,050
Common stock issued for services ($0.17/share)	19,412	19	3,281	–	–	–	–	3,300
Common stock issued for services ($0.16/share)	2,500,000	2,500	397,500	–	–	–	–	400,000

Continued

Appendix D

F-7

Common stock issued for services ($0.14/share)	1,495,000	1,495	207,805	–	–	–	–	209,300
Common stock issued for services ($0.13/share)	710,000	710	91,590	–	–	–	–	92,300
Common stock issued for services ($0.12/share)	850,000	850	101,150	–	–	–	–	102,000
Common stock issued for services ($0.11/share)	500,000	500	54,500	–	–	–	–	55,000
Common stock issued for services ($0.10/share)	210,000	210	20,790	–	–	–	–	21,000
Common stock issued for services ($0.09/share)	200,000	200	17,800	–	–	–	–	18,000
Common stock issued for services ($0.08/share)	2,460,000	2,460	194,340	–	–	–	–	196,800
Common stock issued for services ($0.07/share)	3,300,000	3,300	227,700	–	–	–	–	231,000
Common stock issued for services ($0.05/share)	2,400,000	2,400	117,600	–	–	–	–	120,000
Common stock issued in settlement of debt	2,042,888	2,043	293,778	–	–	–	–	295,821
Sale of common stock ($0.33/share)	30,000	30	9,870	–	–	–	–	9,900
Sale of common stock ($0.15/share)	919,999	921	136,954	–	–	–	–	137,875
Sale of common stock ($0.14/share)	140,200	140	19,488	–	–	–	–	19,628
Sale of common stock ($0.10/share)	1,185,000	1,185	117,315	–	–	–	–	118,500
Sale of units consisting of one share of common stock and one warrant ($0.20/share)	125,000	125	24,875	–	–	–	–	25,000
Sale of units consisting of one share of common stock and one warrant ($0.15/share)	643,000	643	95,807	–	–	–	–	96,450
Sale of units consisting of one share of common stock and one warrant ($0.10/share)	1,600,000	1,600	158,400	–	–	–	–	160,000
Common stock options exercised ($0.40/share)	200,000	200	79,800	–	–	–	–	80,000
Common stock options exercised ($0.15/share)	500,000	500	74,500	–	–	–	–	75,000
Common stock options and warrants vested	–	–	1,553,666	–	–	–	–	1,553,666
Comprehensive loss:
Net loss	–	–	–	–	–	(4,745,811)	–	(4,745,811)
Currency translation adjustment	–	–	–	–	–	–	(144,420)	(144,420)

Balance, December 31, 2010	67,798,786	67,799	20,729,373	-	(2,264,854)	(18,627,589)	(634,355)	(729,626)
Common stock issued for services ($0.30/share)	10,000	10	2,990	–	–	–	–	3,000
Common stock issued for services ($0.265/share)	390,000	390	102,960	–	–	–	–	103,350
Common stock issued for services ($0.26/share)	100,000	100	25,900	–	–	–	–	26,000
Common stock issued for services ($0.25/share)	544,220	544	135,510	–	–	–	–	136,054
Common stock issued for services ($0.235/share)	40,000	40	9,360	–	–	–	–	9,400
Common stock issued for services ($0.23/share)	225,000	225	53,775	–	–	–	–	54,000
Common stock issued for services ($0.22/share)	40,000	40	8,760	–	–	–	–	8,800
Common stock issued for services ($0.21/share)	150,000	150	31,350	–	–	–	–	31,500
Common stock issued for services ($0.20/share)	305,000	305	60,695	–	–	–	–	61,000
Common stock issued for services ($0.19/share)	830,000	830	156,870	–	–	–	–	157,700
Common stock issued for services ($0.18/share)	583,000	583	104,357	–	–	–	–	104,940
Common stock issued for services ($0.15/share)	475,000	475	70,775	–	–	–	–	71,250
Common stock issued for services ($0.258/share)	110,000	110	28,270	–	–	–	–	28,380
Common stock issued for services ($0.259/share)	260,000	260	67,080	–	–	–	–	67,340
Common stock issued for services ($0.13/share)	10,000	10	1,290	–	–	–	–	1,300
Common stock issued for services ($0.16/share)	307,000	307	48,813	–	–	–	–	49,120
Common stock issued for services ($0.12/share)	125,000	125	14,875	–	–	–	–	15,000
Common stock issued for services ($0.105/share)	100,000	100	10,400	–	–	–	–	10,500
Common stock issued in settlement of debt	300,000	300	59,700	–	–	–	–	60,000
Common stock issued in settlement of debt	480,000	480	85,920	–	–	–	–	86,400
Common stock issued in settlement of debt	480,000	480	81,120	–	–	–	–	81,600
Common stock issued in settlement of debt	500,000	500	62,000	–	–	–	–	62,500
Sale of units consisting of one share of common stock and one warrant ($0.15/share)	625,000	625	93,125	–	–	–	–	93,750
Common stock options exercised (cashlessly)	187,500	187	(187)	–	–	–	–	–
Sale of common stock ($0.15/share)	100,000	100	14,900	–	–	–	–	15,000
Sale of common stock ($0.10/share)	712,500	713	70,537	–	–	–	–	71,250
Sale of units consisting of one share of common stock and one warrant ($0.18/share)	532,000	532	95,228	–	–	–	–	95,760
Sale of units consisting of one share of common stock and one warrant ($0.10/share)	6,430,600	6,431	636,629	–	–	–	–	643,060
Common stock options and warrants vested	–	–	83,647	–	–	–	–	83,647
Stock receivable	–	–	-	(10,000)	–	–	–	(10,000)
Cancellation of common stock	(250,000)	(250)	250	–	–	–	–	–
Comprehensive loss:
Net loss	–	–	–	–	–	(2,132,373)	–	(2,132,373)
Currency translation adjustment	–	–	–	–	–	–	8,395	8,395
Balance, December 31, 2011	82,500,606	82,501	22,946,272	(10,000)	(2,264,854)	(20,759,962)	(625,960)	(632,003)

(The accompanying notes are an integral part of the consolidated financial statements.)

Appendix D

F-8

WORDLOGIC CORPORATION

(A Development Stage Company)

Notes to the Consolidated Financial Statements

1.

NATURE OF OPERATIONS AND CONTINUANCE OF BUSINESS

Nature of Operations

WordLogic Corporation (the “Company” or “WLC”), formerly TheAmericanWest.com, Inc., was incorporated under the laws of the State of Nevada on March 30, 1999. The Company’s primary business is the development and commercialization of data entry software for handheld computing devices. Its headquarters is located in Vancouver, BC, Canada.

Reverse Merger

On March 11, 2003, WLC entered into an Agreement and Plan of Merger (the “Agreement”) with WordLogic Corporation-private company (“WCPC”), a British Columbia, Canada corporation. On May 27, 2003, WLC issued 19,016,658 shares of its common stock in exchange for all 19,016,658 outstanding common shares of WCPC, and the two companies merged. This merger has been treated as a recapitalization of WCPC, with WLC the legal surviving entity. Since WLC had, prior to the recapitalization, minimal assets and no operations, the recapitalization has been accounted for as the sale of 2,907,006 shares of WCPC’s common stock for the net assets of WLC. Following the closing, WLC remained the surviving corporation with 21,923,664 common shares outstanding, of which the former shareholders of WCPC owned approximately 86.74%.

In connection with the closing of the Agreement, WLC changed its name to “WordLogic Corporation” (formerly TheAmericanWest.com, Inc.) and changed its OTCBB symbol under which its common stock trades on the Over-The-Counter Bulletin Board to “WLGC”. WLC’s directors resigned their positions and the executive officers of WCPC were appointed to fill the vacancies created by the resignations, which resulted in a change in control.

Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company has incurred recurring losses, has used significant cash in support of its operating activities and, based upon current operating levels, requires additional capital or significant reconfiguration of its operations to sustain its operations for the foreseeable future. At December 31, 2011 the Company has a working capital deficiency of $633,899 and has incurred losses of $20,759,962 since inception. These factors, among others, raise significant doubt regarding the Company’s ability to continue as a going concern.

The financial statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company’s continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis and ultimately to attain profitability. The Company’s management intends to satisfy cash requirements with working capital acquired in exchange for debt and/or common stock. There is no assurance the cash infusions will continue in the future or that the Company will achieve profitable operations.

The Company’s future success will be dependent upon its ability to create and provide effective and competitive software products that meet customers changing requirements; including the effective use of leading technologies to continue to enhance its current products and to influence and respond to emerging industry standards and other technological changes on a timely and cost-effective basis.

Development Stage

Following its reverse merger on May 27, 2003, the Company entered the development stage and became a development stage enterprise.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)

Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars. The Company’s fiscal year-end is December 31.

Appendix D

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

b)

Basis of Consolidation

The consolidated financial statements include the accounts of WordLogic Corporation and its wholly-owned subsidiary 602531 British Columbia Ltd. (the “Subsidiary”), an entity incorporated under the laws of the Province of British Columbia, Canada. The Subsidiary does not have any operations. All significant intercompany balances and transactions have been eliminated in consolidation.

c)

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses in the reporting period. We regularly evaluate our estimates and assumptions related to the useful life and recoverability of long-lived assets, stock-based compensation and deferred income tax asset valuation allowances. We base our estimates and assumptions on current facts, historical experience and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by us may differ materially and adversely from our estimates. To the extent there are material differences between our estimates and the actual results, our future results of operations will be affected.

d)

Cash and Cash Equivalents

The Company considers all highly liquid instruments with original maturities of three months or less when acquired, to be cash equivalents.  The Company had no cash equivalents at December 31, 2011 and 2010, respectively.

e)

Allowance for Doubtful Accounts

The Company considers its receivables to be fully collectible; accordingly, no allowance for doubtful accounts is required. The Company recognizes an allowance for doubtful accounts on specific accounts identified at risk based on the age of the outstanding receivable and the inability or unwillingness of its customers to make the required payments.

f)

Property and Equipment

Property and equipment are stated at cost and are amortized over their estimated useful lives as follows:

Asset	Method	Rate

Computer equipment	Straight-line	33.3%
Computer software	Straight-line	100.0%
Furniture and fixtures	Declining balance	20.0%
Other equipment	Declining balance	20.0%

Amortization is recorded at one-half of the normal rate in the year of acquisition. We have compared the depreciation taken using the declining balance method to the straight-line method and have determined the difference to be immaterial for the years ended December 31, 2011 and 2010.

Upon retirement or disposition of equipment, the cost and accumulated amortization are removed from the accounts and any resulting gain or loss is reflected in operations. Repairs and maintenance are charged to expense as incurred and expenditures for additions and improvements are capitalized.

g)

Impairment of Long-Lived Assets

The Company evaluates the carrying value of its long-lived assets under the provisions issued by the FASB which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted future cash flows estimated to be generated by those assets are less than the assets’ carrying amount. If such assets are impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying value or fair value, less costs to sell.

Appendix D

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

h)

Software Development Costs

Software development costs are recorded in accordance with the provisions issued by the FASB as follows. Costs incurred to establish the technological feasibility of computer software to be sold, leased, or otherwise marketed are expensed as incurred as research and development costs. Once technological feasibility is established, the cost of producing product masters for the software is capitalized. Capitalization of the software development costs ceases and amortization of the capitalized costs commences when the product is available for general release to customers. Capitalized costs are amortized based on the greater of (a) the ratio of current gross revenues to the total current and anticipated future gross revenues, or (b) the straight-line method over the remaining estimated economic life of the product.

i)

Research and Development

Expenditures relating to the development of new products and processes, including significant improvements to existing products, are charged to operations as incurred.

j)

Income Taxes

The Company accounts for income taxes under the provisions issued by the FASB which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the consolidated financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The Company computes tax asset benefits for net operating losses carried forward. The potential benefit of net operating losses has not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

k)

Revenue Recognition

The Company recognizes revenue related to sales and licensing of data entry software in accordance with standards issued by the FASB; accordingly revenue will only be recognized when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectibility is reasonably assured.

The Company earns revenue from the sale of its software products and from royalties earned on software licensing agreements. Revenue from the sale of software products is recognized at the point of delivery, which occurs when customers either download the software or are shipped software products. Royalty revenue is recognized in accordance with the terms of licensing agreements and when collectibility is reasonably assured, which is usually on receipt of royalty payments.

The Company has not established a formal policy affecting warranty or returns.  No estimate of returns from sales has been made.

l)

Fair Value for Financial Assets and Financial Liabilities

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification (Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three levels of fair value hierarchy defined by Paragraph 820-10 35-37 are described below:

Level 1 Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Appendix D

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

l) Fair Value for Financial Assets and Financial Liabilities (Continued)

Level 2 Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3 Pricing inputs that are generally observable inputs and not corroborated by market data.

The carrying amounts of the Company’s financial assets and liabilities, such as cash and accrued expenses, approximate their fair values because of the short maturity of these instruments. The Company’s note payable approximates the fair value of such instrument based upon management’s best estimate of interest rates that would be available to the Company for similar financial arrangement at December 31, 2011. The Company does not have any assets or liabilities measured at fair value on a recurring or a non-recurring basis, consequently, the Company did not have any fair value adjustments for assets and liabilities measured at fair value at December 31, 2011, nor gains or losses are reported in the statement of operations that are attributable to the change in unrealized gains or losses relating to those assets and liabilities still held at the reporting date for the period ended December 31, 2011.

The Company’s operations are in Canada, which results in exposure to market risks from changes in foreign currency rates. The financial risk to the Company’s operations results from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

m)

Foreign Currency Translation

The Company’s functional currency is the Canadian dollar and these financial statements have been translated into U.S. dollars in accordance with standards issued by the FASB. The Canadian dollar based accounts of the Company’s foreign operations have been translated into United States dollars using the current rate method. Assets and liabilities of those operations are translated into U.S. dollars using exchange rates as of the balance sheet date; income and expenses are translated using the weighted average exchange rates for the reporting period. Translation adjustments are recorded as accumulated other comprehensive income (loss), a separate component of shareholders’ equity.

n)

Stock-based Compensation

On January 1, 2006, the Company adopted standards issued by the FASB, which requires the measurement and recognition of compensation expense for all share-based awards made to employees and directors, including employee stock options and shares issued through its employee stock purchase plan, based on estimated fair values. In March 2005, the Securities and Exchange Commission issued Staff Accounting Bulletin 107 (“SAB 107”) relating to this standard. The Company has applied the provisions of SAB 107 in its adoption of this standard. The Company adopted the FASB standard using the modified prospective transition method, which requires the application of the accounting standard as of the beginning in 2006. The Company’s financial statements as of and for the year ended December 31, 2007 reflect the impact of this standard. In accordance with the modified prospective transition method, the Company’s financial statements for prior periods do not include the impact of this standard.

The Company’s determination of estimated fair value of share-based awards utilizes the Black-Scholes option-pricing model. The Black-Scholes model is affected by the Company’s stock price as well as assumptions regarding certain highly complex and subjective variables. These variables include, but are not limited to the Company’s expected stock price volatility over the term of the awards and actual and projected employee stock option exercise behaviours.

o)

Loss per Common Share

The Company reports net loss per share in accordance with provisions of the FASB.  The provisions require dual presentation of basic and diluted loss per share. Basic net loss per share excludes the impact of common stock equivalents. Diluted net loss per share utilizes the average market price per share when applying the treasury stock method in determining common stock equivalents. As of December 31, 2011, there were 4,540,000 vested common stock options and warrants outstanding, which were excluded from the calculation of net loss per share-diluted because they were antidilutive.

Appendix D

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

p)

Comprehensive Income (Loss)

The Company reports its comprehensive income (loss) in accordance with provisions of the FASB.  For the years ended December 31, 2011 and 2010, the Company’s only component of comprehensive loss was foreign currency translation adjustments.

q)

Advertising Costs

Advertising costs are charged to operations as incurred.

r)

Recent Accounting Pronouncements

In September 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-08, Intangibles – Goodwill and Other (Topic 350): Testing Goodwill for Impairment. The guidance in ASU 2011-08 is intended to reduce complexity and costs by allowing an entity the option to make a qualitative evaluation about the likelihood of goodwill impairment to determine whether it should calculate the fair value of a reporting unit. The amendments also improve previous guidance by expanding upon the examples of events and circumstances that an entity should consider between annual impairment tests in determining whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Also, the amendments improve the examples of events and circumstances that an entity having a reporting unit with a zero or negative carrying amount should consider in determining whether to measure an impairment loss, if any, under the second step of the goodwill impairment test. The amendments in this ASU are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if an entity’s financial statements for the most recent annual or interim period have not yet been issued. The adoption of this guidance is not expected to have a material impact on the Company’s financial position or results of operations.

In June 2011, the FASB issued ASU 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income”, which is effective for annual reporting periods beginning after December 15, 2011. ASU 2011-05 will become effective for the Company on December 1, 2012. This guidance eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. In addition, items of other comprehensive income that are reclassified to profit or loss are required to be presented separately on the face of the financial statements. This guidance is intended to increase the prominence of other comprehensive income in financial statements by requiring that such amounts be presented either in a single continuous statement of income and comprehensive income or separately in consecutive statements of income and comprehensive income. The adoption of ASU 2011-05 is not expected to have a material impact on our financial position or results of operations.

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”, which is effective for annual reporting periods beginning after December 15, 2011. This guidance amends certain accounting and disclosure requirements related to fair value measurements. Additional disclosure requirements in the update include: (1) for Level 3 fair value measurements, quantitative information about unobservable inputs used, a description of the valuation processes used by the entity, and a qualitative discussion about the sensitivity of the measurements to changes in the unobservable inputs; (2) for an entity’s use of a nonfinancial asset that is different from the asset’s highest and best use, the reason for the difference; (3) for financial instruments not measured at fair value but for which disclosure of fair value is required, the fair value hierarchy level in which the fair value measurements were determined; and (4) the disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy. ASU 2011-04 will become effective for the Company on December 1, 2012. We are currently evaluating ASU 2011-04 and have not yet determined the impact that adoption will have on our financial statements.

In April 2011, the FASB issued ASU 2011-02, “Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring”. This amendment explains which modifications constitute troubled debt restructurings (“TDR”). Under the new guidance, the definition of a troubled debt restructuring remains essentially unchanged, and for a loan modification to be considered a TDR, certain basic criteria must still be met. For public companies, the new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructuring occurring on or after the beginning of the fiscal year of adoption. ASU 2011-02 has become effective for the Company on September 1, 2012. The Company does not believe that the guidance will have a material impact on its financial statements.

Appendix D

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

r) Recent Accounting Pronouncements

In December 2010, the FASB issued ASU 2010-29, “Business Combinations (Topic 805): Disclosure of supplementary pro forma information for business combinations.” This update changes the disclosure of pro forma information for business combinations. These changes clarify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. Also, the existing supplemental pro forma disclosures were expanded to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. This ASU is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. We are currently evaluating the impact of this ASU; however, we do not expect the adoption of this ASU to have a material impact on our financial statements.

In December 2010, the FASB issued ASU 2010-28, “Intangible –Goodwill and Other (Topic 350): When to perform Step 2 of the goodwill impairment test for reporting units with zero or negative carrying amounts.” This update requires an entity to perform all steps in the test for a reporting unit whose carrying value is zero or negative if it is more likely than not (more than 50%) that a goodwill impairment exists based on qualitative factors, resulting in the elimination of an entity’s ability to assert that such a reporting unit’s goodwill is not impaired and additional testing is not necessary despite the existence of qualitative factors that indicate otherwise. This ASU is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. We are currently evaluating the impact of this ASU; however, we do not expect the adoption of this ASU to have a material impact on our financial statements.

s)

Reclassifications

Certain reclassifications have been made to the prior period’s financial statements to conform to the current period’s presentation.

3.

RESTRICTED CASH

As of December 31, 2011 and 2010 we had restricted cash balances of $10,865 and $37,350, respectively.  This cash was held in trust by our attorneys for the payment of future legal invoices.

4.

PROPERTY AND EQUIPMENT

	Cost $	Accumulated Amortization as of December 31, 2011 $	Net Carrying Amount as of December 31, 2011 $	Net Carrying Amount as of December 31, 2010 $
Office equipment	3,795	3,531	264	337
Computer equipment	139,010	138,426	584	995
Computer software	6,972	6,972	-	-
Furniture and fixtures	14,996	13,948	1,048	1,340

	164,773	162,877	1,896	2,672

Depreciation expense totalled $667 and $5,617 for the years ended December 31, 2011 and 2010, respectively.

5.

BANK LOANS PAYABLE

Represents loans from the Royal Bank of Canada, repayable upon demand, as follows:

a.

In the amount of CDN$24,950 (US$24,533) as at December 31, 2011 (CDN$34,970 (US$35,160) as at December 31, 2010), requiring monthly blended payments of CDN$835 (US$821) including principal and interest at 4.25% per annum.  Proceeds of the loan were used to fully repay and discharge a line of credit in the amount of CDN$50,000 (US$49,165).  The loan is secured by a personal guarantee of an officer of the Company.

Appendix D

5.

BANK LOANS PAYABLE (Continued)

b.

In the amount of CDN$13,747 (US$13,541) as at December 31, 2011 (CDN$nil (US$nil) as at December 31, 2010), requiring monthly blended payments of CDN$1,540 (US$1,514) including principal and interest at 5.02% per annum.  Proceeds of the loan were used to fully repay and discharge a corporate visa in the amount of CDN$18,218 (US$17,914).  The loan is secured by a personal guarantee of an officer of the Company.

6.

RELATED PARTY TRANSACTIONS AND BALANCES

The Company incurred the following related party transactions:

a)

The Company entered into an agreement with a private company controlled by a director to rent office premises requiring monthly lease payments of $CAD 13,846, which expired June 30, 2010. Office rent incurred by the Company with this private company totaled $nil ($CAD nil) and $80,225 ($CAD 83,078) for the years ended December 31, 2011 and 2010, respectively.

b)

The Company has entered into an agreement with a private company controlled by a director to provide management services requiring monthly payments of $CAD 30,000, expiring December 31, 2012. Management fees incurred by the Company totaled $365,202 ($CAD 360,000) and $193,132 ($CAD 200,000) for the years ended December 31, 2011 and 2010, respectively.  As at December 31, 2011 the amount owing to this private company totaled $105,100.

c)

During the year ended December 31, 2008, the Company received proceeds of $150,810 ($CAD150,000) from a director on an unsecured promissory note.  During the year ended December 31, 2010, the Company settled the loan through the issuance of shares of its common stock. The note bears interest at 8% per annum, matures December 31, 2010 and includes $150,810 ($CAD 150,000) of principal and all related accrued interest.  Accrued interest payable on the note totalled $31,255 ($CAD 31,786) and $31,958 ($CAD 31,786) at December 31, 2011 and 2010, respectively. Interest expense on the note during the years ended December 31, 2011 and 2010 totalled $nil ($CAD nil) and $8,503 ($CAD 8,805), respectively.

d)

During the years ended December 31, 2011 and 2010 the Company incurred accounting fees of $32,970 and $32,520 with a private company of which an officer is also an officer, respectively.  As at December 31, 2011, the amount owing to this private company totaled $42,337.

e)

During the years ended December 31, 2011 and 2010, the Company incurred $146,081 and $98,176 with a former officer for wages and salaries, respectively.

7.

NOTES PAYABLE

Promissory Notes

During the year ended December 31, 2010, the Company received proceeds of $20,400 on an unsecured promissory note and repaid $9,500, leaving a balance owing of $10,900 at December 31, 2010. During the year ended December 31, 2011, the Company received further proceeds of $17,000 and settled $21,900 of loans through the issuance of shares of its common stock, leaving a balance owing of $6,000 at December 31, 2011.  The note bears interest at 10% per annum, which totaled $3,099, which remained outstanding at December 31, 2011.

Interest expense on the note during the years ended December 31, 2011 and 2010 totaled $2,331 and $nil, respectively.

During the year ended December 31, 2010, the Company received proceeds of $42,500 on an unsecured promissory note, which remained outstanding at December 31, 2010.  During the year ended December 31, 2011, the Company settled the loans through the issuance of shares of its common stock, leaving no balance owing at December 31, 2011.  The note bears interest at 10% per annum, with no interest outstanding at December 31, 2011.

Interest expense on the note during the years ended December 31, 2011 and 2010 totaled $nil and $nil, respectively.

Appendix D

8.

COMMON STOCK

For the year ended December 31, 2011:

a)

In January 2011, the Company issued 10,000 shares of its common stock at $0.30 per share for services rendered by a consultant valued at $3,000 based on the price on the date of grant.

b)

Also in January 2011, the Company conducted private placement offerings whereby it issued 570,000 units at a price of $0.15 per share for total proceeds of $85,500. Each unit consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.25 per share.

c)

Also in January 2011, the Company issued 390,000 shares of its common stock at $0.265 per share for services rendered by consultants valued at $103,350 based on the price on the date of grant.  140,000 of these shares were issued to an officer of the Company.

d)

Also in January 2011, the Company issued 200,000 shares of its common stock at $0.25 per share for services rendered by a consultant valued at $50,000 based on the price on the date of grant.

e)

Also in January 2011, the Company issued 100,000 shares of its common stock registered on a Form S-8 at $0.26 per share for services rendered by an officer valued at $26,000 based on the price on the date of grant.

f)

Also in January 2011, the Company issued 150,000 shares of its common stock at $0.21 per share for services rendered by consultants valued at $31,500 based on the price on the date of grant.

g)

In February 2011, the Company conducted private placement offerings whereby it issued 600,000 units at a price of $0.10 per share for total proceeds of $60,000.  Each unit consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.25 per share.

h)

Also in February 2011, the Company issued 85,000 shares of its common stock at $0.20 per share for services rendered by consultants valued at $17,000 based on the price on the date of grant.

i)

Also in February 2011, the Company issued 97,220 shares of its common stock at $0.25 per share for services rendered by an officer valued at $24,305 based on the price on the date of grant.

j)

In March 2011, the Company issued 10,000 shares of its common stock at $0.19 per share for services rendered by a consultant valued at $1,900 based on the price on the date of grant.

k)

Also in March 2011, the Company settled $42,500 of an outstanding promissory note through the issuance of 300,000 shares of the Company's common stock.  Shares issued were valued at fair value of $0.20 which resulted in a loss on conversion of $17,500.

l)

Also in March 2011, the Company issued 40,000 shares of its common stock at $0.22 per share for services rendered by a consultant valued at $8,800 based on the price on the date of grant.

m)

Also in March 2011, the Company issued 575,000 shares of its common stock at $0.19 per share for services rendered by consultants valued at $109,250 based on the price on the date of grant.

n)

Also in March 2011, the Company conducted a private placement offering whereby it issued 55,000 units at a price of $0.15 per share for total proceeds of $8,250. Each unit consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.25 per share.

o)

In April 2011, the Company issued 10,000 shares of its common stock at $0.19 per share for services rendered by a consultant valued at $1,900 based on the price on the date of grant.

Appendix D

8.

COMMON STOCK (Continued)

p)

Also in April 2011, the Company conducted private placement offerings whereby it issued 1,610,600 units at a price of $0.10 per share for total proceeds of $161,060.  1,310,600 of the units consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.10 per share and 300,000 of the units consisted of one share of the Company’s common stock and two warrants to purchase two additional shares of common stock, also exercisable at $0.10 per share.

q)

Also in April 2011, the Company conducted a private placement offering whereby it issued 112,500 shares of its common stock at $0.10 per share for proceeds receivable of $11,250.

r)

Also in April 2011, the Company issued 187,500 shares of its common stock in exercise of stock options, cashless.

s)

Also in April 2011, the Company conducted a private placement offering whereby it issued 175,000 units at a price of $0.18 per share for total proceeds of $31,500. Each unit consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.40 per share.

t)

Also in April 2011, the Company issued 100,000 shares of its common stock at $0.20 per share for services rendered by consultants valued at $20,000 based on the price on the date of grant.

u)

Also in April 2011, the Company issued 40,000 shares of its common stock at $0.235 per share for services rendered by a consultant valued at $9,400 based on the price on the date of grant.

v)

Also in April 2011, the Company issued 132,000 shares of its common stock at $0.25 per share for services rendered by a consultant valued at $33,000 based on the price on the date of grant.

w)

Also in April 2011, the Company issued 100,000 shares of its common stock at $0.258 per share for services rendered by consultants valued at $9,030 based on the price on the date of grant.

x)

In May 2011, the Company issued 10,000 shares of its common stock at $0.258 per share for services rendered by a consultant valued at $2,580 based on the price on the date of grant.

y)

Also in May 2011, the Company conducted a private placement offering whereby it issued 357,000 units at a price of $0.18 per share for total proceeds of $64,260. Each unit consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.40 per share.

z)

Also in May 2011, the Company conducted a private placement offering whereby it issued 320,000 units at a price of $0.10 per share for total proceeds of $32,000. Each unit consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.15 per share.

aa)

Also in May 2011, the Company issued 115,000 shares of its common stock at $0.25 per share for services rendered by consultants valued at $28,750 based on the price on the date of grant.

bb)

In June 2011, the Company issued 260,000 shares of its common stock at $0.259 per share for services rendered by consultants valued at $67,340 based on the price on the date of grant.

cc)

Also in June 2011, the Company issued 225,000 shares of its common stock at $0.24 per share for services rendered by  consultants valued at $54,000 based on the price on the date of grant.

dd)

Also in June 2011, the Company issued 115,000 shares of its common stock at $0.19 per share for services rendered by consultants valued at $21,850 based on the price on the date of grant.

ee)

Also in June 2011, the Company conducted a private placement offering whereby it issued 100,000 shares of its common stock at $0.15 per share for proceeds of $15,000.

ff)

In July 2011, the Company issued 110,000 shares of its common stock at $0.19 per share for services rendered by consultants valued at $20,900 based on the price on the date of grant.

Appendix D

8.

COMMON STOCK (Continued)

gg)

Also in July 2011, the Company issued 583,000 shares of its common stock at $0.18 per share for services rendered by consultants valued at $104,940 based on the price on the date of grant.

hh)

Also in July 2011, the Company issued 250,000 shares of its common stock at $0.15 per share for services rendered by consultants valued at $37,500 based on the price on the date of grant.

ii)

Also in July 2011, the Company issued 120,000 shares of its common stock at $0.20 per share for services rendered by a consultant valued at $24,000 based on the price on the date of grant.

jj)

Also in July 2011, the Company conducted a private placement offering whereby it issued 125,000 units at a price of $0.10 per share for total proceeds of $12,500. Each unit consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.10 per share.

kk)

Also in July 2011, the Company conducted a private placement offering whereby it issued 185,000 shares of its common stock at $0.10 per share for total proceeds of $18,500.

ll)

In August 2011, the Company issued 10,000 shares of its common stock at $0.19 per share for services rendered by a consultant valued at $1,900 based on the price on the date of grant.

mm)

Also in August 2011, the Company issued 165,000 shares of its common stock at $0.16 per share for services rendered by consultants valued at $26,400 based on the price on the date of grant.

nn)

Also in August 2011, the Company issued 100,000 shares of its common stock at $0.15 per share for services rendered by a consultant valued at $15,000 based on the price on the date of grant.

oo)

Also in August 2011, the Company issued 10,000 shares of its common stock at $0.13 per share for services rendered by a consultant valued at $1,300 based on the price on the date of grant.

pp)

Also in August 2011, the Company settled outstanding debt totaling $48,000 through the issuance of 480,000 shares of the Company’s common stock at a price recorded at the market price on the date of grant, being $0.17 per share.  Accordingly, we recorded a loss on settlement for the difference in the fair value of the shares issued and the debt extinguished of $33,600.

qq)

Also in August 2011, the Company settled outstanding debt totaling $48,000 through the issuance of 480,000 shares of the Company’s common stock at a price recorded at the market price on the date of grant, being $0.18 per share.  Accordingly, we recorded a loss on settlement for the difference in the fair value of the shares issued and the debt extinguished of $38,400.

rr)

Also in August 2011, the Company conducted a private placement offering whereby it issued 150,000 shares of its common stock at $0.10 per share for proceeds of $15,000.

ss)

Also in August 2011, the Company conducted a private placement offering whereby it issued 2,375,000 units at a price of $0.10 per share for total proceeds of $237,500. Each unit consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.10 per share.

tt)

In September 2011, the Company issued 142,000 shares of its common stock at $0.16 per share for services rendered by consultants valued at $22,720 based on the price on the date of grant.

uu)

Also in September 2011, the Company issued 115,000 shares of its common stock at $0.15 per share for services rendered by consultants valued at $17,250 based on the price on the date of grant.

vv)

Also in September 2011, the Company conducted a private placement offering whereby it issued 300,000 units at a price of $0.10 per share for total proceeds of $30,000. Each unit consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.10 per share.

Appendix D

8.

COMMON STOCK (Continued)

ww)

In October 2011, the Company issued 10,000 shares of its common stock at $0.15 per share for services rendered by a consultant valued at $1,500 based on the price on the date of grant.

xx)

Also in October 2011, the Company issued 115,000 shares of its common stock at $0.12 per share for services rendered by consultants valued at $13,800 based on the price on the date of grant.

yy)

Also in October 2011, the Company conducted a private placement offering whereby it issued 15,000 shares of its common stock at $0.10 per share for proceeds of $1,500.

zz)

Also in October 2011, the Company conducted a private placement offering whereby it issued 150,000 units at a price of $0.10 per share for total proceeds of $15,000. Each unit consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.10 per share.

aaa)

Also in October 2011, the Company settled outstanding debt totalling $21,900 through the issuance of 500,000 shares of the Company’s common stock at a price recorded at the market price on the date of grant, being $0.125 per share.  Accordingly, we recorded a loss on settlement for the difference in the fair value of the shares issued and the debt extinguished of $40,600.

bbb)

In November 2011, the Company issued 10,000 shares of its common stock at $0.12 per share for services rendered by a consultant valued at $1,200 based on the price on the date of grant.

ccc)

Also in November 2011, the Company conducted a private placement offering whereby it issued 150,000 shares of its common stock at $0.10 per share for proceeds of $15,000.

ddd)

Also in November 2011, the Company conducted a private placement offering whereby it issued 200,000 units at a price of $0.10 per share for total proceeds of $20,000. Each unit consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.10 per share.

eee)

In December 2011, the Company conducted a private placement offering whereby it issued 850,000 units at a price of $0.10 per share for total proceeds of $75,000. Each unit consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.10 per share.  Proceeds of $10,000 in connection with 100,000 of the units issued, remain receivable as at December 31, 2011.

fff)

Also in December 2011, the Company issued 100,000 shares of its common stock at $0.105 per share for services rendered by a consultant valued at $10,500 based on the price on the date of grant.

For the year ended December 31, 2010:

a)

In January 2010, the Company issued 10,000 shares of its common stock at $0.25 per share for services rendered by a consultant valued at $2,500 based on the price on the date of grant.

b)

Also in January 2010, the Company conducted a private placement offering whereby it issued 125,000 shares of its common stock at a price of $0.20 per share for total proceeds of $25,000.

c)

Also in January 2010, the Company issued 100,000 shares of its common stock at $0.24 per share for services rendered by consultants valued at $24,000 based on the price on the date of grant.

d)

Also in January 2010, the Company settled outstanding promissory notes and accrued interest totalling $71,934 through the issuance of 479,554 shares of the Company's common stock at a price recorded at the market price on the date of grant, being $0.18 per share.  Accordingly, we recorded a loss on settlement for the difference in the fair value of the shares issued and the debt extinguished.

e)

Also in January 2010, the Company issued 40,000 shares of its common stock at $0.20 per share for services rendered by consultants valued at $8,000 based on the price on the date of grant.  30,000 of these shares were issued to a close relative of an officer of the Company.

Appendix D

8.

COMMON STOCK (Continued)

f)

Also in January 2010, the Company issued 19,412 shares of its common stock at $0.17 per share for services rendered by a consultant valued at $3,300 based on the price on the date of grant.

g)

Also in January 2010, the Company issued 13,750 shares of its common stock at $0.24 per share for services rendered by a consultant valued at $3,300 based on the price on the date of grant.

h)

In February 2010, the Company issued 110,000 shares of its common stock at $0.20 per share for services rendered by consultants valued at $22,000 based on the price on the date of grant.

i)

Also in February 2010, the Company issued 62,500 shares of its common stock registered on a Form S-8 at $0.18 per share for services rendered by consultants valued at $11,250 based on the price on the date of grant.

j)

Also in February 2010, the Company issued 40,000 shares of its common stock at $0.19 per share for services rendered by consultants valued at $7,600 based on the price on the date of grant. 30,000 of these shares were issued to a close relative of an officer of the Company.

k)

In March 2010, the Company issued 10,000 shares of its common stock at $0.19 per share for services rendered by a consultant valued at $1,900 based on the price on the date of grant.

l)

Also in March 2010, the Company issued 200,000 shares of its common stock at $0.40 per share related to the exercise of stock options to a consultant for total proceeds of $80,000.

m)

Also in March 2010, the Company conducted a private placement offering whereby it issued 140,200 shares of its common stock at $0.14 per share for total proceeds of $19,628.

n)

Also in March 2010, the Company conducted a private placement offering whereby it issued 1,000,000 units at a price of $0.10 per unit for total proceeds of $100,000.  Each unit consisted of one share of the Company's common stock and one warrant to purchase an additional 1/2 share of common stock, exercisable at $0.15 per share.

o)

Also in March 2010, the Company conducted a private placement offering whereby it issued 600,000 units at a price of $0.10 per unit for total proceeds of $60,000.  Each unit consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.15 per share.

p)

In April 2010, the Company issued 510,000 shares of its common stock at $0.13 per share for services rendered by consultants valued at $66,300 based on the price on the date of grant.

q)

Also in April 2010, the Company issued 1,400,000 shares of its common stock registered on a Form S-8 at $0.08 for services rendered by a consultant valued at $112,000 based on the price on the date of grant.

r)

Also in April 2010, the Company issued 100,000 shares of its common stock at $0.18 per share for services rendered by consultants valued at $18,000 based on the price on the date of grant.

s)

In May 2010, the Company issued 10,000 shares of its common stock at $0.18 per share for services rendered by a consultant valued at $1,800 based on the price on the date of grant.

t)

Also in May 2010, the Company conducted a private placement offering whereby it issued 650,000 shares of its common stock at $0.10 per share for total proceeds of $65,000.

u)

Also in May 2010, the Company issued 850,000 shares of its common stock registered on Form S-8 at $0.12 per share for services rendered by employees and consultants valued at $102,000 based on the price on the date of grant.

v)

Also in May 2010, the Company issued 100,000 shares of its common stock at $0.10 per share for services rendered by a consultant valued at $10,000 based on the price on the date of grant.

w)

Also in May 2010, the Company issued 1,020,000 shares of its common stock registered on Form S-8 at $0.14 per share for services rendered by consultants valued at $142,800 based on the price on the date of grant.

Appendix D

8.

COMMON STOCK (Continued)

x)

Also in May 2010, the Company conducted a private placement offering whereby it issued 200,000 units at a price of $0.10 per unit for total proceeds of $20,000.  Each unit consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.15 per share.

y)

Also in May 2010, the Company issued 100,000 shares of its common stock at $0.14 per share for services rendered by consultants valued at $14,000 based on the price on the date of grant.

z)

In June 2010, the Company issued 10,000 shares of its common stock at $0.14 per share for services rendered by a consultant valued at $1,400 based on the price on the date of grant.

aa)

Also in June 2010, the Company issued 265,000 shares of its common stock registered on Form S-8 at $0.14 per share for services rendered by consultants valued at $37,100 based on the price on the date of grant.

bb)

Also in June 2010, the Company conducted a private placement offering whereby it issued 200,000 units at a price of $0.10 per unit for total proceeds of $20,000.  Each unit consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.15 per share.

cc)

Also in June 2010, the Company issued 100,000 shares of its common stock at $0.14 per share for services rendered by consultants valued at $14,000 based on the price on the date of grant.

dd)

In July 2010, the Company issued 10,000 shares of its common stock at $0.13 per share for services rendered by a consultant valued at $1,300 based on the price on the date of grant.

ee)

Also in July 2010, the Company issued 190,000 shares of its common stock registered on Form S-8 at $0.13 per share for services rendered by consultants valued at $24,700 based on the price on the date of grant.

ff)

Also in July 2010, the Company issued 500,000 shares of its common stock at $0.11 per share for services rendered by a consultant valued at $55,000 based on the price on the date of grant.

gg)

Also in July 2010, the Company conducted a private placement offering whereby it issued 135,000 shares of its common stock at $0.10 per share for total proceeds of $13,500.

hh)

Also in July 2010, the Company issued 100,000 shares of its common stock at $0.10 per share for services rendered by consultants valued at $10,000 based on the price on the date of grant.

ii)

In August 2010, the Company issued 10,000 shares of its common stock at $0.10 per share for services rendered by a consultant valued at $1,000 based on the price on the date of grant.

jj)

Also in August 2010, the Company issued 200,000 shares of its common stock registered on Form S-8 at $0.09 per share for services rendered by a consultant valued at $18,000 based on the price on the date of grant.

kk)

Also in August 2010, the Company settled $50,000 of an outstanding promissory note owing to a former director through the issuance of 625,000 shares of the Company's common stock at a price recorded at the market price on the date of grant, being $0.08 per share.

ll)

Also in August 2010, the Company issued 400,000 shares of its common stock registered on Form S-8 at $0.07 per share for services rendered by a consultant valued at $28,000 based on the price on the date of grant.

mm)Also in August 2010, the Company issued 250,000 shares of its common stock at $0.08 per share for services    rendered by consultants valued at $20,000 based on the price on the date of grant.

nn)

In September 2010, the Company issued 10,000 shares of its common stock at $0.08 per share for services rendered by a consultant valued at $800 based on the price on the date of grant.

Appendix D

8.

COMMON STOCK (Continued)

oo) Also in September 2010, the Company issued 800,000 shares of its common stock registered on Form S-8 at $0.08 per share for services rendered by consultants valued at $64,000 based on the price on the date of grant.

pp) Also in September 2010, the Company issued 2,400,000 shares of its common stock at $0.05 per share for services rendered by a consultant valued at $120,000 based on the price on the date of grant.

qq)

Also in September 2010, the Company issued 400,000 shares of its common stock at $0.07 per share for services rendered by consultants valued at $28,000 based on the price on the date of grant.

rr)

Also in September 2010, the Company issued 2,500,000 shares of its common stock registered on Form S-8 at $0.07 per share for services rendered by consultants valued at $175,000 based on the price on the date of grant.

ss)

Also in September 2010, the Company issued 3,000,000 shares of its common stock at $0.26 per share for services rendered by a director valued at $780,000 based on the price on the date of grant.

tt)

Also in September 2010, the Company issued 200,000 shares of its common stock registered on Form S-8 at $0.26 per share for services rendered by consultants valued at $52,000 based on the price on the date of grant.

uu)

Also in September 2010, the Company conducted a private placement offering whereby it issued 200,000 shares of its common stock at $0.15 per share for total proceeds of $30,000.

vv)

Also in September 2010, the Company conducted a private placement offering whereby it issued 334,000 units at a price of $0.15 per unit for total proceeds of $50,100.  Each unit consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.20 per share.

ww)

Also in September 2010, the Company conducted a private placement offering whereby it issued 30,000 shares of its common stock at $0.33 per share for total proceeds of $9,900.

xx)

Also in September 2010, the Company issued 100,000 shares of its common stock at $0.33 per share for services rendered by consultants valued at $33,000 based on the price on the date of grant.

yy)

In October 2010, the Company issued 10,000 shares of its common stock at $0.35 per share for services rendered by a consultant valued at $3,500 based on the price on the date of grant.

zz)

Also in October 2010, the Company issued 92,321 shares of its common stock at $0.31 per share for services rendered by a consultant valued at $28,620 based on the price on the date of grant.

aaa) Also in October 2010, the Company settled $75,000 of an outstanding promissory note owing to a former director through the issuance of 375,000 shares of the Company's common stock at a price recorded at the market price on the date of grant, being $0.20 per share.

bbb) Also in October 2010, the Company conducted a private placement offering whereby it issued 366,666 shares of its common stock at $0.15 per share for total proceeds of $55,000.

ccc) Also in October 2010, the Company issued 133,332 shares of its common stock at $0.39 per share for services rendered by consultants valued at $52,000 based on the price on the date of grant. These shares were issued to close relatives of an officer of the Company.

ddd) Also in October 2010, the Company conducted a private placement offering whereby it issued 300,000 shares of its common stock at $0.15 per share for total proceeds of $45,000.

eee) Also in October 2010, the Company issued 50,000 shares of its common stock at $0.33 per share for services rendered by a consultant valued at $16,500 based on the price on the date of grant.

Appendix D

8.

COMMON STOCK (Continued)

fff) Also in October 2010, the Company issued 100,000 shares of its common stock at $0.35 per share for services rendered by consultants valued at $35,000 based on the price on the date of grant.

ggg) In November 2010, the Company issued 10,000 shares of its common stock at $0.30 per share for services rendered by a consultant valued at $3,000 based on the price on the date of grant.

hhh) Also in November 2010, the Company issued 2,500,000 shares of its common stock at $0.16 per share for services rendered by consultants valued at $400,000 based on the price on the date of grant.

iii) Also in November 2010, the Company settled $25,000 of an outstanding promissory note and $50,0000 in wages owing to a former director through the issuance of 500,000 shares of the Company's common stock at a price recorded at the market price on the date of grant, being $0.15 per share.

jjj) In November 2010, the Company issued 200,000 shares of its common stock at $0.28 per share for services rendered by a consultant valued at $56,000 based on the price on the date of grant.

kkk) Also in November 2010, the Company issued 150,000 shares of its common stock at $0.29 per share for services rendered by consultants valued at $43,500 based on the price on the date of grant.

lll) In December 2010, the Company conducted a private placement offering whereby it issued 53,333 shares of its common stock at $0.15 per share for total proceeds of $7,874.

mmm) Also in December 2010, the Company issued 210,000 shares of its common stock at $0.35 per share for services rendered by consultants valued at $73,500 based on the price on the date of grant.

nnn) Also in December 2010, the Company settled $9,500 of an outstanding promissory note through the issuance of 63,334 shares of the Company's common stock at a price recorded at the market price on the date of grant, being $0.15 per share.

ooo) Also in December 2010, the Company issued 500,000 shares of its common stock at $0.15 per share related to the exercise of stock options to a consultant for total proceeds of $75,000.

ppp) Also in December 2010, the Company conducted a private placement offering whereby it issued 309,000 shares of its common stock at $0.15 per share for total proceeds of $46,350.

qqq) Also in December 2010, the Company issued 100,000 shares of its common stock at $0.30 per share for services rendered by consultants valued at $30,000 based on the price on the date of grant.

The following table summaries the continuity of the Company’s share purchase warrants:

	Number of Warrants	Weighted average exercise price $	Weighted average remaining contractual life (in years)
Balance, December 31, 2009	1,768,555	0.72	–
Issued	1,834,000	0.16	0.37
Exercised	–	–	–
Expired/Cancelled	(1,025,000)	–	–

Balance, December 31, 2010	2,577,555	0.20	1.58
Issued	9,137,600	0.14	1.54
Exercised	–	–	–
Expired/Cancelled	(456,055)	–	–

Outstanding, December 31, 2011	11,259,100	0.13	1.62

Appendix D

9.

STOCK-BASED COMPENSATION

The Company has, since incorporation, adopted two stock option plans. The first plan is dated February 15, 2001, amended on October 15, 2009, under which the Company is authorized to grant options to acquire up to a total of 6,000,000 shares of common stock. The second plan is dated February 15, 2005, under which the Company is authorized to grant options to acquire up to a total of 3,000,000 shares of common stock.  Pursuant to the stock option plans, options granted are subject to vesting terms which range from immediate vesting to various stages over a period of one year including monthly vesting, at the sole discretion of the Board of Directors.

During the year ended December 31, 2008, the Company adopted the 2008 Stock Compensation Plan and the 2008 Equity Incentive Plan, under which the Company is authorized to issue up to 500,000 and 2,000,000 shares, respectively, of the Company’s common stock, to be registered on Form S-8, to the Company’s employees, executives and consultants.  On May 14, 2010, the Company adopted the 2010 Share Incentive Plan on Form S-8 under which the Company is authorized to issue up to 10,000,000 registered shares of its common stock to qualified persons.

For the year ended December 31, 2011:

The Company did not grant any options during the year ended December 31, 2011.

For the year ended December 31, 2010:

On May 20, 2010, the Company granted options to purchase a total of 250,000 shares of the Company’s common stock to a consultant. The options carry an exercise price of $0.15 per share and vested immediately. The options expire May 20, 2012. The fair value for options granted was estimated at the date of grant using the Black-Scholes option-pricing model and the weighted average fair value of stock options granted was $0.07. During the year ended December 31, 2010, the Company recorded stock-based compensation of $16,492 as a general and administrative expense in connection with these options.

On March 26, 2010, the Company granted options to purchase a total of 500,000 shares of the Company’s common stock to a consultant. The options carry an exercise price of $0.15 per share and vested immediately. The options expire March 26, 2012. The fair value for options granted was estimated at the date of grant using the Black-Scholes option-pricing model and the weighted average fair value of stock options granted was $0.07. During the year ended December 31, 2010, the Company recorded stock-based compensation of $35,948 as a general and administrative expense in connection with these options.

On August 5, 2010, the Company granted options to purchase a total of 250,000 shares of the Company’s common stock to a consultant. The options carry an exercise price of $0.10 per share and vested immediately. The options expire August 5, 2013. The fair value for options granted was estimated at the date of grant using the Black-Scholes option-pricing model and the weighted average fair value of stock options granted was $0.05. During the year ended December 31, 2010, the Company recorded stock-based compensation of $13,265 as a general and administrative expense in connection with these options.

On October 13, 2010, the Company granted options to purchase a total of 2,000,000 shares of the Company’s common stock to a director and officer. The options carry an exercise price of $0.30 per share and vested immediately. The options expire October 13, 2013. The fair value for options granted was estimated at the date of grant using the Black-Scholes option-pricing model and the weighted average fair value of stock options granted was $0.33. During the year ended December 31, 2010, the Company recorded stock-based compensation of $669,263 as a general and administrative expense in connection with these options.

On November 1, 2010, the Company granted options to purchase a total of 1,000,000 shares of the Company’s common stock to a consultant. The options carry an exercise price of $0.30 per share and vested immediately. The options expire November 1, 2013. The fair value for options granted was estimated at the date of grant using the Black-Scholes option-pricing model and the weighted average fair value of stock options granted was $0.25. During the year ended December 31, 2010, the Company recorded stock-based compensation of $254,689 as a general and administrative expense in connection with these options.

Also on November 1, 2010, the Company granted options to purchase a total of 2,000,000 shares of the Company’s common stock to an officer. The options carry an exercise price of $0.30 per share and vested immediately. The options expire November 1, 2013. The fair value for options granted was estimated at the date of grant using the Black-Scholes option-pricing model and the weighted average fair value of stock options granted was $0.25. During the year ended December 31, 2010, the Company recorded stock-based compensation of $509,379 as a general and administrative expense in connection with these options.

Appendix D

9.

STOCK-BASED COMPENSATION (continued)

On December 17, 2010, the Company granted options to purchase a total of 500,000 shares of the Company’s common stock to a consultant. The options carry an exercise price of $0.10 per share and vested immediately. The options expire December 17, 2012. The fair value for options granted was estimated at the date of grant using the Black-Scholes option-pricing model and the weighted average fair value of stock options granted was $0.23. During the year ended December 31, 2010, the Company recorded stock-based compensation of $115,076 as a general and administrative expense in connection with these options.

The fair value for stock options granted was estimated at the date of grant using the Black-Scholes option-pricing model and the weighted average fair value of stock options granted during the years ended December 31, 2011 and 2010 were $nil and $0.24 per share, respectively. The weighted average assumptions used are as follows:

	Years Ended
	December 31, 2011	December 31, 2010

Expected dividend yield	-	0%
Risk-free interest rate	-	0.59%
Expected volatility	-	154.37%
Expected option life (in years)	-	2.81

The total intrinsic value of stock options exercised during the years ended December 31, 2011 and 2010 were $nil and $nil respectively.

The following table summarizes the continuity of the Company’s stock options:

	Number of Options	Weighted Average Exercise Price	Weighted-Average Remaining Contractual Term (years)	Aggregate Intrinsic Value

Outstanding, December 31, 2010	16,496,517	$ 0.48

Granted	-	-
Exercised	(250,000)	$ 0.05
Expired/Cancelled	(11,706,517)	$ 0.41

Outstanding, December 31, 2011	4,540,000	$ 0.69	1.91	$nil

Exercisable, December 31, 2011	4,540,000	$ 0.69	1.91	$nil

A summary of the status of the Company’s nonvested shares as of December 31, 2011, and changes during the years ended December 31, 2011, is presented below:

Nonvested shares	Number of Shares	Weighted Average Grant Date Fair Value

Nonvested at January 1, 2011	420,000	$0.20
Granted	-	-
Vested	(420,000)	$0.20

Nonvested at December 31, 2011	-	-

As at December 31, 2011 there was $nil total unrecognized compensation cost related to nonvested share-based compensation arrangements.

Appendix D

10.

INCOME TAXES

Deferred income taxes reflect the tax consequences on future years of differences between the tax bases.  The deferred tax assets are as follows:

	2011	2010

Deferred tax assets	$2,062,311	$1,761,754
Valuation allowance	(2,062,311)	(1,761,754)

Net future income taxes	–	–

In assessing the realizability of future tax assets, management considers whether it is more likely than not that some portion or all of the future tax assets will not be realized.  The ultimate realization of future tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.  Management considers the scheduled reversal of future tax liabilities, projected future taxable income and tax planning strategies in making this assessment.  Management has provided for a valuation allowance on all of its losses as there is no assurance that future tax benefits will be realized.

Our operating loss carry-forwards $6,065,622 at December 31, 2011, $5,181,628 at December 31, 2010) will begin to expire in 2028.

11.

SUBSEQUENT EVENTS

Subsequent to December 31, 2011, the Company conducted a private placement offering whereby it issued 1,035,000 units at a price of $0.10 per share for total proceeds of $103,500. Each unit consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.10 per share.

Appendix D

ITEM 9.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.

ITEM 9A.

CONTROLS AND PROCEDURES.

Disclosure Controls and Procedures

We maintain disclosure controls and procedures, as defined in Rule 13a-15(e) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), that are designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

We carried out an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of December 31, 2011. Based on the evaluation of these disclosure controls and procedures, and in light of the material weaknesses found in our internal controls over financial reporting, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were not effective.

Management’s Report on Internal Control Over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting, as defined in Exchange Act Rule 13a-15(f).  The Company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Under the supervision and with the participation of management, including the Chief Executive Officer and Chief Financial Officer, the Company conducted an evaluation of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2011, using the criteria established in “Internal Control - Integrated Framework” issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO").

A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis.  In its assessment of the effectiveness of internal control over financial reporting as of December 31, 2011, the Company determined that there were control deficiencies that constituted material weaknesses, as described below.

1.

We did not maintain appropriate cash controls – As of December 31, 2011, the Company has not maintained sufficient internal controls over financial reporting for the cash process, including failure to segregate cash handling and accounting functions.  Alternatively, the effects of poor cash controls were mitigated by the fact that the Company had limited transactions in their bank accounts.

2.

We did not implement appropriate information technology controls – As at December 31, 2011, the Company retains copies of all financial data and material agreements; however, there is no formal procedure or evidence of normal backup of the Company’s data or off-site storage of the data in the event of theft, misplacement, or loss due to unmitigated factors.

Accordingly, the Company concluded that these control deficiencies resulted in a reasonable possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis by the Company’s internal controls.

Appendix D

As a result of the material weaknesses described above, management has concluded that the Company did not maintain effective internal control over financial reporting as of December 31, 2011, based on criteria established in Internal Control—Integrated Framework issued by COSO.

Changes in Internal Control over Financial Reporting

There has been no change in our internal control over financial reporting identified in connection with our evaluation we conducted of the effectiveness of our internal control over financial reporting as of December 31, 2011, that occurred during our fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

This annual report does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to temporary rules of the SEC that permit the Company to provide only management’s report in this annual report.

Continuing Remediation Efforts to address deficiencies in Company’s Internal Control over Financial Reporting

Once the Company is engaged in a business of merit and has sufficient personnel available, then our Board of Directors, in particular and in connection with the aforementioned deficiencies, will establish the following remediation measures:

1.

Our Board of Directors will nominate an independent financial expert on our Board of Directors in the next fiscal year.

2.

We will appoint additional personnel to assist with the preparation of the Company’s monthly financial reporting, including preparation of the monthly bank reconciliations.

 ITEM 9B.

OTHER INFORMATION

None.

PART III

ITEM 10.

DIRECTORS AND EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Identification of Directors and Executive Officers

The following table sets forth the names, ages, date of appointment and other public company directorships of our current directors and officers.

Name and Age	Position(s) Held	Tenure	Other Public Company Directorships
Frank R. Evanshen, 63	President, Chief Executive Officer and Director	From May 27, 2003 to present	None
Darrin McCormack, 46	Chief Financial Officer	From August 13, 2007 to present	None
T. Allen Rose, 55	Secretary, Treasurer and Director	May 27, 2003 to present	None

Term of Office

Each of our officers is elected by the Board of Directors to a term of one (1) year and serves until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed from office.  Each director of the Company serves for a term of one (1) year until our next annual meeting of the shareholders or unless they die, resign or are removed earlier.

Background and Business Experience

The business experience during the past five years of each of the persons presently listed above as an Officer or Director of the Company is as follows:

Franklin R. Evanshen has been the President, Chief Executive Officer and a Director of the Company since May 27, 2003.  Mr. Evanshen has been a venture capitalist and merchant banker for over 25 years and has extensive experience in raising capital for private and public ventures. He received his Bachelor of Arts from Loyola College in Montreal in 1970.

Appendix D

Darrin McCormack has been our Chief Financial Officer since August 13, 2007. Mr. McCormack is a Certified General Accountant and Certified Fraud Examiner and is the managing partner in the firm D. McCormack & Company Inc, CGA’s from July 1995 to present.  Mr. McCormack has been a CGA in public practice since 1988. He received his diploma in Financial Accounting from Malaspina College in Nanaimo, BC in 1986.

T. Allen Rose has served as a Director and the Chief Financial Officer, Secretary and Treasurer of the Company since May 27, 2003.  Mr. Rose resigned as our Chief Financial Officer on August 13, 2007. Mr. Rose is a Chartered Accountant and has been in senior financial management for numerous private and public companies since 1983. He received his Bachelor of Commerce in Finance & Accounting from McMaster University in Hamilton, Ontario in 1979.

Significant Employees

Other than the officers and directors described above, we do not expect any other individuals to make a significant contribution to our business.

Family Relationships

There are no family relationships among our officers, directors or persons nominated for such positions.

Involvement in Certain Legal Proceedings

During the past ten years no director, executive officer, promoter or control person of the Company has been involved in the following:

(1)

A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)

Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.

Engaging in any type of business practice; or

iii.

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5)

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

Appendix D

(6)

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.

Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.

Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(e) during the year ended December 31, 2011, Forms 5 and any amendments thereto furnished to us with respect to the year ended December 31, 2011, and the representations made by the reporting persons to us, we believe that during the year ended December 31, 2011, our executive officers and directors and all persons who own more than ten percent of a registered class of our equity securities complied with all Section 16(a) filing requirements.

Code of Ethics

Our Board of Directors has not adopted a code of ethics due to the fact that we presently only have two directors and we are in the development stage of our operations. We anticipate that we will adopt a code of ethics when we increase either the number of our directors and officers or the number of our employees.

Audit Committee

We established a separately-designated standing audit committee on February 19, 2008.  The committee consists of Darrin McCormack, our Chief Financial Officer and T. Allen Rose, a Director, Secretary and Treasurer.  However, Darrin McCormack, the financial expert serving on our audit committee, is also our Chief Financial Officer; therefore, he is not an independent member of our committee.  Further, T. Allen Rose is not an independent member of our committee, as he is also an officer of the Company.  Due to the lack of an independent member, the Company’s audit committee does not function as an audit committee should since there is a lack of independent directors on the committee and the Board of Directors has not identified an audit committee financial expert (as defined in Item 407 of Regulation S-K), who is knowledgeable about reporting and financial statements requirements, to serve on the audit committee due to the Company’s inability to attract such a person.

The Company intends to establish a new audit committee of the Board of Directors that shall consist of independent directors.  The audit committee’s duties will be to recommend to the Company’s board of directors the engagement of an independent registered public accounting firm to audit the Company’s financial statements and to review the Company’s accounting and auditing principles.  The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls.  The audit committee shall at all times be composed exclusively of directors who are, in the opinion of the Company’s board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Appendix D

ITEM 11.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid to our executive officers during the years ending December 31, 2011 and 2010.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Franklin Evanshen President, CEO and Director	2011	nil	nil	nil	nil	nil	nil	$365,202	$365,202
	2010	nil	nil	$780,000 (1)	$669,263 (2)	nil	nil	$193,132(3)	$1,532,961
Darrin McCormack CFO	2011	nil	nil	$41,000	Nil	nil	nil	$32,970	$73,970
	2010	nil	nil	$12,000	nil	nil	Nil	$20,520(4)	$32,520
Peter Knaven Former Senior Vice President, Chief Technology Officer and Director (5)	2011	$146,081	nil	nil	nil	nil	nil	nil	$146,081
	2010	$98,175	nil	$36,000	$509,379 (6)	nil	nil	nil	$562,527
T. Allen Rose Secretary, Treasurer, Director and Former CFO	2011	nil	nil	nil	Nil	nil	nil	nil	nil
	2010	nil	nil	nil	Nil	nil	nil	nil	nil
James P. Yano Chief Operations Officer (7)	2011	nil	nil	$18,000	nil	nil	nil	nil	$18,000
	2010	nil	nil	$30,500	nil	nil	nil	nil	$30,500

(1)	In September 2010, the Company issued 3,000,000 shares of its common stock at $0.26 per share, valued at $780,000 based on the price on the date of grant, to Mr. Evanshen for services rendered.

(2)

On October 13, 2010, the Company granted to Mr. Evanshen options to purchase a total of 2,000,000 shares of the Company’s common stock. The options carry an exercise price of $0.30 per share and vested immediately. The options expire October 13, 2013. The fair value for options granted was estimated at the date of grant using the Black-Scholes option-pricing model and the weighted average fair value of stock options granted was $0.33. During the year ended December 31, 2010, the Company recorded stock-based compensation of $669,263 as a general and administrative expense in connection with these options.

On October 27, 2011, the Company entered into a Cancellation Agreement with Mr. Evanshen, pursuant to which one hundred percent (100%) of Mr. Evanshen’s outstanding and unexercised Accrued Options to purchase shares of common stock of the Company were terminated and cancelled in their entirety.

(3)

Represents management consulting fees paid to Meridian Capital Corp. (“MCC”). MCC, a company controlled by Franklin R. Evanshen, has a management agreement with the Company for services provided personally by Mr. Evanshen in his role as our President and Chief Executive Officer. The agreement currently requires monthly payments of approximately $30,433 ($30,000 CAD) for services rendered.

(4)

Represents amounts incurred with D. McCormack & Company Inc., a company of which Darrin McCormack is an officer, for accounting and financial management services provided personally by Mr. McCormack in his role as Chief Financial Officer.  Under the agreement, fees are charged at approximately $111 ($110 CAD) per hour.

Appendix D

(5)

Peter Knaven is our former Senior Vice President, Chief Technology Officer and Director.  Mr. Knaven had an Employment Agreement with the Company for his employment as a Software Programmer and Developer. The Agreement provided for Mr. Knaven to be paid approximately $16,231 ($16,000 CAD) per month in exchange for his services.  During the year ended December 31, 2010, Mr. Knaven resigned as a Director of the Company.  During the year ended December 31, 2011, Mr. Knaven resigned as Senior Vice President, Chief Technology Officer.

(6)

On November 1, 2010, the Company granted options to Mr. Knaven to purchase a total of 2,000,000 shares of the Company’s common stock. The options carry an exercise price of $0.30 per share and vested immediately. The options expire November 1, 2013. The fair value for options granted was estimated at the date of grant using the Black-Scholes option-pricing model and the weighted average fair value of stock options granted was $0.25. During the year ended December 31, 2010, the Company recorded stock-based compensation of $509,379 as a general and administrative expense in connection with these options.

During the year ended December 31, 2011, the Company entered into a Cancellation Agreement with Mr. Knaven, pursuant to which one hundred percent (100%) of Mr. Knaven’s outstanding and unexercised Accrued Options to purchase shares of common stock of the Company were terminated and cancelled in their entirety.

(7)

James P. Yano is our former Chief Operations Officer.  According to that certain Consulting Agreement entered into by and between the Company and Mr. Yano, Mr. Yano shall serve as Chief Operations Officer of the Company from October 1, 2008 until September 30, 2011 in exchange for a monthly salary of $18,000 and options to purchase 1,500,000 shares of the Company’s Common Stock (the “Options”) with the following conditions:

a.

The Options will vest at a rate of 40,000 per month, with any remainder vesting on September 30, 2011.

b.

The Options are exercisable at $0.80 per share and contain cashless exercise provisions.

c.

Vested Options will expire 24 months after vesting.  All Options, whether vested or unvested, will expire upon the delivery of notice of the termination of the Consulting Agreement.

d.

The Consulting Agreement may be terminated by either Mr. Yano or the Company with 7 days written notice.

Mr. Yano’s Consulting Agreement was amended on October 1, 2009. According to the amended agreement, the monthly salary of $18,000 was cancelled; however, Mr. Yano was to continue his services and will remain entitled to the above Options. Subsequently, Mr. Yano resigned as the Company’s Chief Operations Officer.

Narrative Disclosure to Summary Compensation Table

There are no compensatory plans or arrangements, including payments to be received from the Company with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

Appendix D

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes the outstanding equity awards to our executive officers as of December 31, 2011.

OPTION AWARDS
Name	Number of Common Shares Underlying Unexercised Options (#) Exercisable	Number of Common Shares Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Franklin R. Evanshen	Nil	Nil	Nil	Nil	n/a

Darrin McCormack	100,000 200,000 100,000	Nil Nil Nil	Nil Nil Nil	$0.27 $0.52 $0.30	Mar. 6, 2014 Apr. 27, 2014 Oct. 29, 2012
Peter Knaven	Nil	Nil	Nil	Nil	n/a
James P. Yano	200,000 1,100,000	Nil Nil	Nil 900,000	$0.80 $0.40	Sep 30, 2013 Sep. 30, 2013 (1)
T. Allen Rose	250,000	Nil	Nil	$0.80	Aug. 18, 2013

(1)

The options will vest at a rate of 40,000 per month, with any remainder vesting on September 30, 2011.  Vested Options will expire 24 months after vesting.  All options, whether vested or unvested, will expire upon the delivery of notice of the termination of the Consulting Agreement with Mr. Yano.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers.

Compensation of Directors

Our directors receive no extra compensation for their service on our board of directors.

Compensation Committee

We currently do not have a compensation committee of the Board of Directors.  The Board of Directors as a whole determines executive compensation.

ITEM 12.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information concerning the number of shares of our Common Stock, owned beneficially as of April 10, 2012 by: (i) each of our directors; (ii) each of our named executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our outstanding shares of Common Stock.  Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

Appendix D

As of April 10, 2012, there were 83,535,606 common shares, 4,540,000 shares issuable upon exercise of stock purchase options, and 11,259,100 shares issuable upon exercise of stock purchase warrants issued and outstanding.

Name and Address of Beneficial Owner	Title of Class	Amount & Nature of Beneficial Ownership (1)	Percent of Class (2)(%)
Franklin R. Evanshen (3) 1280 Braeside Street W. Vancouver BC Canada V7T 2L2	Common	9,864,059 (4)	9.93%
Darrin McCormack (5) 1729 Pavenham Rd. Cowichan Bay BC, Canada V0R 1N1	Common	330,000 (6)	0.33%
T. Allen Rose (7) 2400 – 650 W. Georgia St. Vancouver, BC Canada V6B 4N7	Common	260,000 (8)	0.26%
All Officers and Directors as a Group (3 Persons)	Common	10,454,059	10.52%
Harold Gunn 1116 Ironwork Passage Vancouver British Columbia V6H 3P1	Common	6,054,836	6.10%

(1)

The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2)

Based on 83,535,606 issued and outstanding shares of Common Stock as of April 10, 2012 plus shares issuable upon exercise of options and warrants.

(3)

Franklin R. Evanshen is the President, Chief Executive Officer, and a Director of the Company.

(4)

Includes 9,858,383 common shares held under his own name, and 5,676 common shares held by MCC Meridian Capital Corp., a company controlled by Franklin R. Evanshen.

(5)

Darrin McCormack is the Chief Financial Officer of the Company.  His beneficial ownership includes 330,000 common shares.

(6)

Includes 70,000 common shares and options to purchase 400,000 shares of our common stock.

(7)

T. Allen Rose is the Secretary, Treasurer and a Director of the Company.

(8)

Includes 10,000 common shares and options to purchase 250,000 shares of our common stock.

Changes in Control

There are no present arrangements or pledges of the Company’s securities which may result in a change in control of the Company.

Appendix D

ITEM 13.

CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Director Independence

For purposes of determining director independence, we have applied the definitions set forth in NASDAQ Rule 5605(a)(2). The OTCBB on which shares of common stock are quoted does not have any director independence requirements.  The NASDAQ definition of “Independent Officer” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, neither Frank R. Evanshen nor T. Allen Rose is an independent director because they are also executive officers of the Company.

Related Party Transactions

We have entered into an agreement with a private company controlled by a director to provide management services requiring monthly payments of $CAD 30,000, expiring December 31, 2012. Management fees incurred by the Company totaled $365,202 ($CAD 360,000) and $193,132 ($CAD 200,000) for the years ended December 31, 2011 and 2010, respectively.  As at December 31, 2011 the amount owing to this private company totaled $105,100.

During the years ended December 31, 2011 and 2010 the Company incurred accounting fees of $32,970 and $32,520 with a private company of which an officer is also an officer, respectively.  As at December 31, 2011, the amount owing to this private company totaled $42,337.

During the years ended December 31, 2011 and 2010, the Company incurred $146,081 and $98,176 with a former officer for wages and salaries, respectively.

Other than the foregoing, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past fiscal year, or in any proposed transaction, which has materially affected or will affect the Company.

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

•

disclosing such transactions in reports where required;

•

disclosing in any and all filings with the SEC, where required;

•

obtaining disinterested directors consent; and

•

obtaining shareholder consent where required.

Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 14.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

	Year Ended December 31, 2011	Year Ended December 31, 2010
Audit fees	$26,434	$30,909
Audit-related fees	$nil	$ nil
Tax fees	$nil	$ nil
All other fees	$nil	$ nil
Total	$26,434	$30,909

Appendix D

Audit Fees

During the fiscal year ended December 31, 2011, we incurred approximately $26,434 in fees to our principal independent accountants for professional services rendered in connection with the audit and review of our financial statements for fiscal year ended December 31, 2011.

During the fiscal year ended December 31, 2010, we incurred approximately $30,909 in fees to our principal independent accountants for professional services rendered in connection with the audit and review of our financial statements for fiscal year ended December 31, 2010.

Audit-Related Fees

The aggregate fees billed during the fiscal years ended December 31, 2011 and 2010 for assurance and related services by our principal independent accountants that are reasonably related to the performance of the audit or review of our financial statements (and are not reported under Item 9(e)(1) of Schedule 14A) was $0 and $0, respectively.

Tax Fees

The aggregate fees billed during the fiscal years ended December 31, 2011 and 2010 for professional services rendered by our principal accountant tax compliance, tax advice and tax planning were $0 and $0, respectively.

All Other Fees

The aggregate fees billed during the fiscal years ended December 31, 2011 and 2010 for products and services provided by our principal independent accountants (other than the services reported in Items 9(e)(1) through 9(e)(3) of Schedule 14A) was $0 and $0, respectively.

Appendix D

PART IV

ITEM 15.

EXHIBITS.

(a)

Documents filed as part of this Report.

Exhibit
Number	Description of Exhibit	Filing
3.01	Articles of Incorporation	Filed with the SEC on June 8, 2001 as part of our Registration Statement on Form 10SB12G.
3.01a	Certificate of Amendment to Articles of Incorporation	Filed with the SEC on May 21, 2003 as part of our Quarterly Report on Form 10QSB.
3.02	Bylaws	Filed with the SEC on June 8, 2001 as part of our Registration Statement on Form 10SB12G.
4.01	2010 Share Incentive Plan	Filed with the SEC on May 14, 2010 as part of our Registration Statement on Form S-8.
4.02	Sample Performance-Based Award Agreement	Filed with the SEC on May 14, 2010 as part of our Registration Statement on Form S-8.
4.03	Sample Non-Qualified Stock Option Grant Agreement	Filed with the SEC on May 14, 2010 as part of our Registration Statement on Form S-8.
4.04	Sample Qualified Stock Option Grant Agreement	Filed with the SEC on May 14, 2010 as part of our Registration Statement on Form S-8.
10.01	Debt Settlement Agreement between the Company and Richard Kozukan dated January 11, 2010	Filed with the SEC on February 8, 2010 as part of our Current Report on Form 8-K.
10.02	Consulting Agreement between the Company and Advidea, Inc. dated April 1, 2010	Filed with the SEC on May 18, 2010 as part of our Quarterly Report on Form 10-Q.
10.03	Subscription Agreement between the Company and Ulrich Rutsch dated January 5, 2010	Filed with the SEC on May 18, 2010 as part of our Quarterly Report on Form 10-Q.
10.04	Subscription Agreement between the Company and Michael C. O’Brian dated March 29, 2010	Filed with the SEC on May 18, 2010 as part of our Quarterly Report on Form 10-Q.
10.05	Subscription Agreement between the Company and Pamela A. Vandy dated March 31, 2010	Filed with the SEC on May 18, 2010 as part of our Quarterly Report on Form 10-Q.
10.06	Consulting Agreement between the Company and Douglas A. Glaser dated April 1, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.07	Consulting Agreement between the Company and Mirador Consulting, Inc. dated July 8, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.08	Consulting Agreement between the Company and Linda Gaal dated August 2, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.09	Promissory Note to Luis Carrillo for $6,000 dated August 5, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.10	Promissory Note to Luis Carrillo for $3,500 dated August 5, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.11	Settlement Agreement between Richard Kozukan and Jim Yano dated August 25, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.12	Website Services Agreement between the Company and Creative Web, Inc. dated August 31, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.13	Consulting Agreement between the Company and Douglas Schreiner dated September 8, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.14	Promissory Note to Luis Carrillo for $3,500 dated October 28, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.15	Promissory Note to Luis Carrillo for $2,500 dated October 28, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.16	Settlement Agreement between the Company and Luis Carrillo dated November 29, 2010	Filed with the SEC on May 23, 2011 as part of our Quarterly Report on Form 10-Q.
10.17	Promissory Note to Luis Carrillo for $4,900 dated January 13, 2011	Filed with the SEC on May 23, 2011 as part of our Quarterly Report on Form 10-Q.
10.18	Settlement Agreement between the Company and Mirador Consulting, Inc. dated February 2, 2011	Filed with the SEC on May 23, 2011 as part of our Quarterly Report on Form 10-Q.
10.19	Settlement Agreement between the Company and Luis Carrillo dated March 9, 2011	Filed with the SEC on May 23, 2011 as part of our Quarterly Report on Form 10-Q.

Appendix D

Exhibit
Number	Description of Exhibit	Filing
10.20	Promissory Note to Anthony Amado for $42,500 dated March 24, 2011	Filed with the SEC on May 23, 2011 as part of our Quarterly Report on Form 10-Q.
10.21	Settlement Agreement between the Company and Anthony Amado dated March 24, 2011	Filed with the SEC on May 23, 2011 as part of our Quarterly Report on Form 10-Q.
10.22	Promissory Note to Luis Carrillo for $3,000 dated March 25, 2011	Filed with the SEC on May 23, 2011 as part of our Quarterly Report on Form 10-Q.
10.23	Promissory Note to Luis Carrillo for $14,000 dated May 9, 2011	Filed with the SEC on May 23, 2011 as part of our Quarterly Report on Form 10-Q.
10.24	Settlement Agreement between the Company and Luis Carrillo dated October 21, 2011	Filed with the SEC on November 14, 2011 as part of our Quarterly Report on Form 10-Q.
10.25	Cancellation Agreement between the Company and Frank R. Evanshen dated October 27, 2011	Filed with the SEC on November 14, 2011 as part of our Quarterly Report on Form 10-Q.
10.26	Promissory Note to Luis Carrillo for $3,500 dated February 27, 2012	Filed herewith.
16.01	Letter from Former Accountant Manning Elliott LLP dated March 13, 2009	Filed with the SEC on March 16, 2009 as part of our Amended Current Report on Form 8-K/A.
31.01	Certification of Principal Executive Officer Pursuant to Rule 13a-14	Filed herewith.
31.02	Certification of Principal Financial Officer Pursuant to Rule 13a-14	Filed herewith.
32.01	CEO Certification Pursuant to Section 906 of the Sarbanes-Oxley Act	Filed herewith.
32.02	CFO Certification Pursuant to Section 906 of the Sarbanes-Oxley Act	Filed herewith.
101.INS*	XBRL Instance Document	Filed herewith.
101.SCH*	XBRL Taxonomy Extension Schema Document	Filed herewith.
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document	Filed herewith.
101.LAB*	XBRL Taxonomy Extension Labels Linkbase Document	Filed herewith.
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document	Filed herewith.
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document	Filed herewith.

  *Pursuant to Regulation S-T, this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

Appendix D

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WORDLOGIC CORPORATION

Dated: April 12, 2012	/s/ Franklin Evanshen
By: Franklin Evanshen
Its: President and Chief Executive Officer

Dated: April 12, 2012	/s/ Darrin McCormack
By: Darrin McCormack
Its: Chief Financial Officer

Pursuant to the requirement of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Dated: April 12, 2012	/s/ Franklin Evanshen
Franklin Evanshen, Director

Dated: April 12, 2012	/s/ T. Allen Rose
T. Allen Rose, Director

Appendix D

APPENDIX E

Copy of Form 10-Q of

WORDLOGIC CORPORATION

For The Quarter Ended March 31, 2012

Appendix E

1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

  X . QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 2012

      . TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT OF 1934

For the transition period from ______ to _______

Commission File Number 000-32865

WORDLOGIC CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	88-0422023
(State of incorporation)	(I.R.S. Employer Identification No.)

1130 West Pender St., Suite 230

Vancouver, BC Canada V6E 4A4

(Address of principal executive offices)

(604) 257-3660

(Registrant’s telephone number)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes  X . No      .

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).

(Not required) Yes  X . No      .

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer	.	Accelerated filer	.
Non-accelerated filer	. (Do not check if a smaller reporting company)	Smaller reporting company	X .

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).

Yes      . No  X .

As of May 16, 2012, there were 83,735,606 shares of the registrant’s $0.001 par value common stock issued and outstanding.

Appendix E

2

WORDLOGIC CORPORATION*

TABLE OF CONTENTS

Special Note Regarding Forward-Looking Statements

Information included in this Form 10-Q contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of WordLogic Corporation (the “Company”), to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Actual results of the Company could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company has no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

*Please note that throughout this Quarterly Report, and unless otherwise noted, the words "we," "our," "us," the "Company," or "WLGC" refers to WordLogic Corporation.

Appendix E

3

PART I - FINANCIAL INFORMATION

ITEM 1.

FINANCIAL STATEMENTS

Appendix E

4

WORDLOGIC CORPORATION

(A Development Stage Company)

Consolidated Balance Sheets

(Expressed in US Dollars)

	March 31, 2012 (Unaudited)	December 31, 2011

Assets
Current Assets
Cash and cash equivalents	$3,643,543	$14,787
Restricted cash (Note 3)	34,867	10,865
HST/GST refund receivable	55,275	14,840
Employee advances	220	216
Prepaid expenses	30,016	12,271

Total Current Assets	3,763,921	52,979

Property and equipment, net of accumulated depreciation (Note 4)	1,864	1,896

Total Assets	$3,765,785	$54,875

Liabilities and Stockholders’ Equity (Deficit)

Current Liabilities

Accounts payable and accrued liabilities	$397,022	$461,013
Bank loans payable (Note 5)	–	38,074
Indebtedness to related parties (Note 6)	27,950	147,437
Accrued interest	34,626	34,354
Notes payable (Note 7)	3,500	6,000

Total Current Liabilities	463,098	686,878

Total Liabilities	463,098	686,878

Stockholders’ Equity (Deficit)

Common stock, $.001 par value; 100,000,000 shares authorized 83,735,606 and 82,500,606 shares issued and outstanding, respectively (Note 8)	83,736	82,501
Additional paid-in capital	23,068,642	22,946,272
Stock receivable	–	(10,000)
Accumulated deficit	(2,264,854)	(2,264,854)
Deficit accumulated during development stage	(16,945,578)	(20,759,962)
Accumulated other comprehensive loss	(639,259)	(625,960)

Total Stockholders’ Equity (Deficit)	3,302,687	(632,003)

Total Liabilities and Stockholders’ Equity	$3,765,785	$54,875

(The accompanying notes are an integral part of the consolidated financial statements.)

Appendix E

5

WORDLOGIC CORPORATION

(A Development Stage Company)

Consolidated Statements of Operations

(Expressed in US Dollars)

	Accumulated from May 27, 2003 (Date of Inception) to	For the Three Months Ended (Unaudited)
	March 31, 2012 (Unaudited)	March 31, 2012	March 31, 2011
Revenues
Product sales	$26,722	$965	$10
Patents licensing (Note 10)	5,000,000	5,000,000	–
Royalty revenue	32,962	–	–

Total Revenues	5,059,684	5,000,965	10

Operating expenses
Rent, related party (Note 6)	846,588	18,225	18,108
Selling, general and administrative (Note 6)	18,479,452	1,112,113	515,181
Research and development	2,981,830	56,093	137,637

Total Operating Expenses	22,307,870	1,186,431	670,926

Income (Loss) from Operations	(17,248,186)	3,814,534	(670,916)

Other income (expenses)
Bad debts	(11,250)	–	–
Interest income	1,760	–	–
Interest expense:
Related parties	(84,152)	–	–
Amortization of discount on convertible note	(145,243)	–	–
Other notes, advances and amounts	(443,408)	(150)	(789)
Gain on derivative liability	142,861	–	–
Loss on settled liabilities	(757,960)	–	–

Income (Loss) Before Extraordinary Item	(18,545,578)	3,814,384	(671,705)

Net extraordinary gain on litigation settlement, less applicable income taxes of $nil	1,600,000	–	–

Net Income (Loss)	$(16,945,578)	$3,814,384	$(671,705)

Other Comprehensive Income
Net Loss of Foreign Currency Translation	(639,259)	(13,299)	(19,236)
Net Comprehensive Income (Loss)	$(17,584,837)	$3,801,085	$(690,941)

Basic net income (loss) per share		$0.05	$(0.10)
Diluted net income (loss) per share		$0.04	$(0.10)

Weighted average common shares used in calculating basic net income (loss) per share		83,310,606	69,648,229
Weighted average common shares used in calculating diluted net income (loss) per share		92,671,206	69,648,229

(The accompanying notes are an integral part of the consolidated financial statements.)

Appendix E

6

WORDLOGIC CORPORATION

(A Development Stage Company)

Consolidated Statements of Cash Flows

(Expressed in US Dollars)

	Accumulated from May 27, 2003 (Date of Inception) to	For the Three Months Ended (Unaudited)
	March 31, 2012 (Unaudited)	March 31, 2012	March 31, 2011
Cash flows from operating activities:
Net income (loss)	$(16,945,578)	$3,814,384	$(671,705)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Bad debts	11,250	–	–
Depreciation and amortization	61,902	121	168
Common stock issued for services and payables	989,697	3,605	375,105
Stock-based compensation	12,107,622	–	23,897
Amortization of debt discount	145,243	–	–
Loss (gain) on settled liabilities	822,600	–	17,500
Gain on derivative liability	(142,861)	–	–
Changes in current assets and liabilities:
Receivables	(4,512)	(40,435)	(17,327)
Employee advances	(15,588)	(4)	(6)
Prepaid expenses	(30,016)	(17,745)	(324)
Accounts payable and accrued liabilities	609,801	(64,080)	74,057
Accrued interest payable	65,389	272	(14,462)

Net cash provided (used) in operating activities	(2,325,051)	3,696,118	(213,097)

Cash flows from investing activities:
Purchases of equipment	(26,942)	–	–

Net cash used in investing activities	(26,942)	–	–

Cash flows from financing activities:
Bank overdraft	–	–	1,586
Proceeds from related party advances	1,318,126	–	1,433
Repayment of related party advances	(1,002,950)	(119,487)	–
Proceeds from promissory notes issued to related parties	411,509	–	–
Repayment of related party promissory notes	(493,941)	–	–
Proceeds from convertible promissory note	933,926	–	–
Repayment of convertible promissory notes	(947,462)	–	–
Proceeds from other promissory note	993,120	–	3,000
Repayment of other promissory notes	(445,720)	(2,500)	–
Payments on capital lease obligation	(12,071)	–	–
Proceeds from line of credit	60,659	–	–
Repayment of line of credit	(60,659)	(38,074)	(1,676)
Proceeds from stock options and warrants exercised	532,915	–	–
Proceeds from sale of common shares	5,380,680	130,000	183,750

Net cash provided (used) by financing activities	6,668,132	(30,061)	188,093

Effect of exchange rate changes on cash	(639,259)	(13,299)	(19,236)

Net change in cash	3,676,880	3,652,758	(44,240)

Cash, beginning of period	1,530	25,652	86,817

Cash, end of period	$3,678,410	$3,678,410	$42,577

Non-Cash Information:
Cashless exercise of warrants	$275	$–	$–
Stock issued to settle notes payable plus accrued interest	$1,445,853	$–	$–
Line of credit converted to bank loan	$44,359	$–	$–

Supplemental disclosure of cash flow information:
Cash paid for income taxes	$–	$–	$–

Cash paid for interest	$213,368	$437	$453

(The accompanying notes are an integral part of the consolidated financial statements.)

Appendix E

7

WORDLOGIC CORPORATION

(A Development Stage Company)

Consolidated Statement of Stockholders’ Equity (Deficit)

(Expressed in US Dollars)

						Deficit Accumulated	Accumulated
	Common Stock		Additional Paid-In	Stock	Accumulated	During Development	Other Comprehensive
	Shares	Par Value	Capital	Receivable	Deficit	Stage	Loss	Total
		$	$	$	$	$	$	$

Balance, May 27, 2003 (inception), prior to reverse merger	19,016,657	19,017	1,504,366	-	(2,264,854)	–	3,806	(737,665)
Reverse merger with The American West.com, Inc. (Note 1)	2,907,007	2,907	(2,907)	-	–	–	–	–
Cancelled shares.	(60,000)	(60)	60	-	–	–	–	–
Comprehensive loss:
Net loss	–	–	–	-	–	(408,027)	–	(408,027)
Currency translation adjustment	–	–	–	-	–	–	(270,371)	(270,371)
Balance, December 31, 2003	21,863,664	21,864	1,501,519	-	(2,264,854)	(408,027)	(266,565)	(1,416,063)
Common stock issued in exchange for services and payables	88,000	88	47,369	-	–	–	–	47,457
Common stock options granted	–	–	10,344	-	–	–	–	10,344
Comprehensive income:
Net income	–	–	–	–	–	938,596	–	938,596
Currency translation adjustment	–	–	–	–	–	–	(97,095)	(97,095)
Balance, December 31, 2004	21,951,664	21,952	1,559,232	–	(2,264,854)	530,569	(363,660)	(516,761)
Sale of common stock ($0.65/share)	830,770	830	539,170	–	–	–	–	540,000
Common stock options granted	–	–	204,458	-	–	–	–	204,458
Comprehensive loss:
Net loss	–	–	–	–	–	(1,221,564)	–	(1,221,564)
Currency translation adjustment	–	–	–	–	–	–	(2,930)	(2,930)
Balance, December 31, 2005	22,782,434	22,782	2,302,860	–	(2,264,854)	(690,995)	(366,590)	(996,797)
Sale of units consisting of one share of common stock and one warrant ($0.60/share)	570,000	570	341,430	–	–	–	–	342,000
Common stock options exercised ($0.30/share)	100,000	100	29,900	-	–	–	–	30,000
Common stock options exercised ($0.60/share)	29,150	30	17,460	–	–	–	–	17,490
Sale of units consisting of one share of common stock and one warrant ($0.50/share)	1,000,000	1,000	499,000	–	–	–	–	500,000
Common stock options and warrants vested	–	–	1,132,512	-	–	–	–	1,132,512
Comprehensive loss:
Net loss	–	–	–	–	–	(2,214,823)	–	(2,214,823)
Currency translation adjustment	–	–	–	-	–	–	4,940	4,940
Balance, December 31, 2006	24,481,584	24,482	4,323,162	-	(2,264,854)	(2,905,818)	(361,650)	(1,184,678)
Sale of units consisting of one share of common stock and one warrant ($0.65/share)	200,000	200	129,800	-	–	–	–	130,000
Sale of units consisting of one share of common stock and one warrant ($0.50/share)	821,000	821	409,679	-	–	–	–	410,500
Sale of units consisting of one share of common stock and one warrant ($0.40/share)	75,000	75	29,925	-	–	–	–	30,000
Sale of units consisting of one share of common stock and one warrant ($0.30/share)	2,377,297	2,377	710,812	-	–	–	–	713,189
Sale of units consisting of one share of common stock and one warrant ($0.25/share)	40,000	40	9,960	-	–	–	–	10,000

Appendix E

8

Exercise of warrants ($1.25/share)	20,000	20	24,980	-	–	–	–	25,000
Common stock options exercised (cashless)	87,736	88	(88)	-	–	–	–	–
Common stock options and warrants vested	–	–	439,393	-	–	–	–	439,393
Comprehensive loss:
Net loss	–	–	–	-	–	(1,634,324)	–	(1,634,324)
Currency translation adjustment	–	–	–	-	–	–	(103,990)	(103,990)
Balance, December 31, 2007	28,102,617	28,103	6,077,623	-	(2,264,854)	(4,540,142)	(465,640)	(1,164,910)
Sale of common stock ($0.351.00/share)	100,000	100	99,900	-	–	–	–	100,000
Sale of units consisting of one share of common stock and one-half warrant ($0.60/share)	800,000	800	479,200	-	–	–	–	480,000
Sale of units consisting of one share of common stock and one-half warrant ($1.00/share)	50,000	50	49,950	-	–	–	–	50,000
Sale of units consisting of one share of common stock and one warrant ($0.20/share)	112,500	112	22,388	-	–	–	–	22,500
Sale of units consisting of one share of common stock and one warrant ($0.25/share)	200,000	200	49,800		–	–	–	50,000
Exercise of warrants ($0.50/share)	125,000	125	62,375	-	–	–	–	62,500
Exercise of warrants ($0.75/share)	100,000	100	74,900	-	–	–	–	75,000
Common stock options exercised ($0.30/share)	10,000	10	2,990	-	–	–	–	3,000
Common stock options exercised ($1.00/share)	192,000	192	191,808	-	–	–	–	192,000
Common stock issued for services ($0.68/share)	200,000	200	135,800	-	–	–	–	136,000
Common stock issued for services ($0.65/share)	300,000	300	194,700	-	–	–	–	195,000
Common stock issued in settlement of debt	3,930,879	3,931	1,568,421	-	–	–	–	1,572,352
Common stock options and warrants vested	–	–	2,361,327	-	–	–	–	2,361,327
Comprehensive loss:				-
Net loss	–	–	–	-	–	(4,923,057)	–	(4,923,057)
Currency translation adjustment	–	–	–	-	–	–	91,309	91,309
Balance, December 31, 2008	34,222,996	34,223	11,371,182	-	(2,264,854)	(9,463,199)	(374,331)	(696,979)
Common stock issued for services ($0.30/share)	200,000	200	59,800	–	–	–	–	60,000
Common stock issued for services ($0.53/share)	30,500	31	16,134	–	–	–	–	16,165
Common stock issued for services ($0.68/share)	250,000	250	169,750	–	–	–	–	170,000
Common stock issued for services ($0.40/share)	300,000	300	119,700	–	–	–	–	120,000
Common stock issued for services ($0.49/share)	100,000	100	48,900	–	–	–	–	49,000
Common stock issued for services ($0.31/share)	240,000	240	74,160	–	–	–	–	74,400
Common stock issued for services ($0.45/share)	300,000	300	134,700	–	–	–	–	135,000
Common stock issued for services ($0.41/share)	55,000	55	22,495	–	–	–	–	22,550
Common stock issued for services ($0.62/share)	100,000	100	61,900	–	–	–	–	62,000
Common stock issued for services ($0.43/share)	30,000	30	12,870	–	–	–	–	12,900
Common stock issued for services ($0.36/share)	50,000	50	17,950	–	–	–	–	18,000
Common stock issued for services ($0.47/share)	100,000	100	46,900	–	–	–	–	47,000
Common stock issued for services ($0.44/share)	50,000	50	21,950	–	–	–	–	22,000
Common stock issued for services ($0.30/share)	100,000	100	29,900	–	–	–	–	30,000
Common stock issued for services ($0.33/share)	90,000	90	29,610	–	–	–	–	29,700
Common stock issued for services ($0.35/share)	120,000	120	41,880	–	–	–	–	42,000
Common stock issued for services ($0.37/share)	50,000	50	18,450	–	–	–	–	18,500
Common stock issued for services ($0.28/share)	100,000	100	27,900	–	–	–	–	28,000
Common stock issued for services ($0.26/share)	127,500	127	33,023	–	–	–	–	33,150
Common stock options exercised ($0.21/share)	10,000	10	2,090	–	–	–	–	2,100
Common stock issued for services ($0.20/share)	100,000	100	19,900	–	–	–	–	20,000
Common stock issued for services ($0.22/share)	40,000	40	8,760	–	–	–	–	8,800
Common stock options exercised ($0.35/share)	33,333	33	11,633	–	–	–	–	11,666
Common stock options exercised ($0.30/share)	76,000	76	22,724	–	–	–	–	22,800
Sale of units consisting of one share of common stock and one warrant ($0.20/share)	175,000	175	34,825	–	–	–	–	35,000
Sale of units consisting of one share of common stock and one warrant ($0.30/share)	456,055	456	136,360	–	–	–	–	136,816
Sale of common stock ($0.16/share)	3,025,000	3,025	480,975	–	–	–	–	484,000
Sale of common stock ($0.15/share)	265,000	265	39,485	–	–	–	–	39,750
Sale of common stock ($0.30/share)	100,000	100	29,900	–	–	–	–	30,000
Sale of common stock ($0.35/share)	20,000	20	6,980	–	–	–	–	7,000
Common stock options and warrants vested	–	–	2,275,961	–	–	–	–	2,275,961
Comprehensive loss:

Appendix E

9

Net loss	–	–	–	–	–	(4,418,579)	–	(4,418,579)
Currency translation adjustment	–	–	–	–	–	–	(115,604)	(115,604)
Balance, December 31, 2009	40,916,384	40,916	15,428,747	-	(2,264,854)	(13,881,778)	(489,935)	(1,166,904)
Common stock issued for services ($0.39/share)	133,332	133	51,867	-	–	–	–	52,000
Common stock issued for services ($0.35/share)	320,000	320	111,680	-	–	–	–	112,000
Common stock issued for services ($0.33/share)	150,000	150	49,350	-	–	–	–	49,500
Common stock issued for services ($0.31/share)	92,321	92	28,527	–	–	–	–	28,619
Common stock issued for services ($0.30/share)	110,000	110	32,890	–	–	–	–	33,000
Common stock issued for services ($0.29/share)	150,000	150	43,350	–	–	–	–	43,500
Common stock issued for services ($0.28/share)	200,000	200	55,800	–	–	–	–	56,000
Common stock issued for services ($0.26/share)	3,200,000	3,200	828,800	–	–	–	–	832,000
Common stock issued for services ($0.25/share)	10,000	10	2,490	–	–	–	–	2,500
Common stock issued for services ($0.24/share)	113,750	114	27,186	–	–	–	–	27,300
Common stock issued for services ($0.20/share)	150,000	150	29,850	–	–	–	–	30,000
Common stock issued for services ($0.19/share)	50,000	50	9,450	–	–	–	–	9,500
Common stock issued for services ($0.18/share)	172,500	173	30,877	–	–	–	–	31,050
Common stock issued for services ($0.17/share)	19,412	19	3,281	–	–	–	–	3,300
Common stock issued for services ($0.16/share)	2,500,000	2,500	397,500	–	–	–	–	400,000
Common stock issued for services ($0.14/share)	1,495,000	1,495	207,805	–	–	–	–	209,300
Common stock issued for services ($0.13/share)	710,000	710	91,590	–	–	–	–	92,300
Common stock issued for services ($0.12/share)	850,000	850	101,150	–	–	–	–	102,000
Common stock issued for services ($0.11/share)	500,000	500	54,500	–	–	–	–	55,000
Common stock issued for services ($0.10/share)	210,000	210	20,790	–	–	–	–	21,000
Common stock issued for services ($0.09/share)	200,000	200	17,800	–	–	–	–	18,000
Common stock issued for services ($0.08/share)	2,460,000	2,460	194,340	–	–	–	–	196,800
Common stock issued for services ($0.07/share)	3,300,000	3,300	227,700	–	–	–	–	231,000
Common stock issued for services ($0.05/share)	2,400,000	2,400	117,600	–	–	–	–	120,000
Common stock issued in settlement of debt	2,042,888	2,043	293,778	–	–	–	–	295,821
Sale of common stock ($0.33/share)	30,000	30	9,870	–	–	–	–	9,900
Sale of common stock ($0.15/share)	919,999	921	136,954	–	–	–	–	137,875
Sale of common stock ($0.14/share)	140,200	140	19,488	–	–	–	–	19,628
Sale of common stock ($0.10/share)	1,185,000	1,185	117,315	–	–	–	–	118,500
Sale of units consisting of one share of common stock and one warrant ($0.20/share)	125,000	125	24,875	–	–	–	–	25,000
Sale of units consisting of one share of common stock and one warrant ($0.15/share)	643,000	643	95,807	–	–	–	–	96,450
Sale of units consisting of one share of common stock and one warrant ($0.10/share)	1,600,000	1,600	158,400	–	–	–	–	160,000
Common stock options exercised ($0.40/share)	200,000	200	79,800	–	–	–	–	80,000
Common stock options exercised ($0.15/share)	500,000	500	74,500	–	–	–	–	75,000
Common stock options and warrants vested	–	–	1,553,666	–	–	–	–	1,553,666
Comprehensive loss:
Net loss	–	–	–	–	–	(4,745,811)	–	(4,745,811)
Currency translation adjustment	–	–	–	–	–	–	(144,420)	(144,420)
Balance, December 31, 2010	67,798,786	67,799	20,729,373	-	(2,264,854)	(18,627,589)	(634,355)	(729,626)
Common stock issued for services ($0.30/share)	10,000	10	2,990	–	–	–	–	3,000
Common stock issued for services ($0.265/share)	390,000	390	102,960	–	–	–	–	103,350
Common stock issued for services ($0.26/share)	100,000	100	25,900	–	–	–	–	26,000
Common stock issued for services ($0.25/share)	544,220	544	135,510	–	–	–	–	136,054
Common stock issued for services ($0.235/share)	40,000	40	9,360	–	–	–	–	9,400
Common stock issued for services ($0.23/share)	225,000	225	53,775	–	–	–	–	54,000
Common stock issued for services ($0.22/share)	40,000	40	8,760	–	–	–	–	8,800
Common stock issued for services ($0.21/share)	150,000	150	31,350	–	–	–	–	31,500
Common stock issued for services ($0.20/share)	305,000	305	60,695	–	–	–	–	61,000
Common stock issued for services ($0.19/share)	830,000	830	156,870	–	–	–	–	157,700
Common stock issued for services ($0.18/share)	583,000	583	104,357	–	–	–	–	104,940
Common stock issued for services ($0.15/share)	475,000	475	70,775	–	–	–	–	71,250
Common stock issued for services ($0.258/share)	110,000	110	28,270	–	–	–	–	28,380
Common stock issued for services ($0.259/share)	260,000	260	67,080	–	–	–	–	67,340
Common stock issued for services ($0.13/share)	10,000	10	1,290	–	–	–	–	1,300
Common stock issued for services ($0.16/share)	307,000	307	48,813	–	–	–	–	49,120
Common stock issued for services ($0.12/share)	125,000	125	14,875	–	–	–	–	15,000
Common stock issued for services ($0.105/share)	100,000	100	10,400	–	–	–	–	10,500

Appendix E

10

Common stock issued in settlement of debt	300,000	300	59,700	–	–	–	–	60,000
Common stock issued in settlement of debt	480,000	480	85,920	–	–	–	–	86,400
Common stock issued in settlement of debt	480,000	480	81,120	–	–	–	–	81,600
Common stock issued in settlement of debt	500,000	500	62,000	–	–	–	–	62,500
Sale of units consisting of one share of common stock and one warrant ($0.15/share)	625,000	625	93,125	–	–	–	–	93,750
Common stock options exercised (cashlessly)	187,500	187	(187)	–	–	–	–	–
Sale of common stock ($0.15/share)	100,000	100	14,900	–	–	–	–	15,000
Sale of common stock ($0.10/share)	712,500	713	70,537	–	–	–	–	71,250
Sale of units consisting of one share of common stock and one warrant ($0.18/share)	532,000	532	95,228	–	–	–	–	95,760
Sale of units consisting of one share of common stock and one warrant ($0.10/share)	6,430,600	6,431	636,629	–	–	–	–	643,060
Common stock options and warrants vested	–	–	83,647	–	–	–	–	83,647
Stock receivable	–	–	-	(10,000)	–	–	–	(10,000)
Cancellation of common stock	(250,000)	(250)	250	–	–	–	–	–
Comprehensive loss:
Net loss	–	–	–	–	–	(2,132,373)	–	(2,132,373)
Currency translation adjustment	–	–	–	–	–	–	8,395	8,395
Balance, December 31, 2011	82,500,606	82,501	22,946,272	(10,000)	(2,264,854)	(20,759,962)	(625,960)	(632,003)
Sale of common stock ($0.103/share)	35,000	35	3,570	–	–	–	–	3,605
Sale of units consisting of two share of common stock and one warrant ($0.10/share)	350,000	350	34,650	10,000	–	–	–	45,000
Sale of units consisting of one share of common stock and one warrant ($0.10/share)	850,000	850	84,150	–	–	–	–	85,000
Comprehensive loss:
Net Income	–	–	–	–	–	3,814,384	–	3,814,384
Currency translation adjustment	–	–	–	–	–	–	(13,299)	(13,299)
Balance, March 31, 2012 (Unaudited)	83,735,606	83,736	23,068,642	–	(2,264,854)	(16,945,578)	(639,259)	3,302,687

(The accompanying notes are an integral part of the consolidated financial statements.)

Appendix E

11

WORDLOGIC CORPORATION

(A Development Stage Company)

Notes to the Consolidated Financial Statements (Unaudited)

1.

NATURE OF OPERATIONS AND CONTINUANCE OF BUSINESS

Nature of Operations

WordLogic Corporation (the “Company” or “WLC”), formerly TheAmericanWest.com, Inc., was incorporated under the laws of the State of Nevada on March 30, 1999. The Company’s primary business is the development and commercialization of data entry software for handheld computing devices. Its headquarters is located in Vancouver, BC, Canada.

Reverse Merger

On March 11, 2003, WLC entered into an Agreement and Plan of Merger (the “Agreement”) with WordLogic Corporation-private company (“WCPC”), a British Columbia, Canada corporation. On May 27, 2003, WLC issued 19,016,658 shares of its common stock in exchange for all 19,016,658 outstanding common shares of WCPC, and the two companies merged. This merger has been treated as a recapitalization of WCPC, with WLC the legal surviving entity. Since WLC had, prior to the recapitalization, minimal assets and no operations, the recapitalization has been accounted for as the sale of 2,907,006 shares of WCPC’s common stock for the net assets of WLC. Following the closing, WLC remained the surviving corporation with 21,923,664 common shares outstanding, of which the former shareholders of WCPC owned approximately 86.74%.

In connection with the closing of the Agreement, WLC changed its name to “WordLogic Corporation” (formerly TheAmericanWest.com, Inc.) and changed its OTCBB symbol under which its common stock trades on the Over-The-Counter Bulletin Board to “WLGC”. WLC’s directors resigned their positions and the executive officers of WCPC were appointed to fill the vacancies created by the resignations, which resulted in a change in control.

Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company has incurred recurring losses prior to the current quarter, has used significant cash in support of its operating activities and, based upon current operating levels, requires additional capital or significant reconfiguration of its operations to sustain its operations for the foreseeable future. At March 31, 2012 the Company has incurred losses of $16,945,578 since inception. These factors, among others, raise significant doubt regarding the Company’s ability to continue as a going concern.

The financial statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company’s continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis and ultimately to attain profitability. The Company’s management intends to satisfy cash requirements with working capital acquired in exchange for debt and/or common stock. There is no assurance the cash infusions will continue in the future or that the Company will achieve profitable operations.

The Company’s future success will be dependent upon its ability to create and provide effective and competitive software products that meet customers changing requirements; including the effective use of leading technologies to continue to enhance its current products and to influence and respond to emerging industry standards and other technological changes on a timely and cost-effective basis.

Development Stage

Following its reverse merger on May 27, 2003, the Company entered the development stage and became a development stage enterprise.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)

Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars. The Company’s fiscal year-end is December 31.

Appendix E

12

b)

Basis of Consolidation

The consolidated financial statements include the accounts of WordLogic Corporation and its wholly-owned subsidiary 602531 British Columbia Ltd. (the “Subsidiary”), an entity incorporated under the laws of the Province of British Columbia, Canada. The Subsidiary does not have any operations. All significant intercompany balances and transactions have been eliminated in consolidation.

c)

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses in the reporting period. We regularly evaluate our estimates and assumptions related to the useful life and recoverability of long-lived assets, stock-based compensation and deferred income tax asset valuation allowances. We base our estimates and assumptions on current facts, historical experience and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by us may differ materially and adversely from our estimates. To the extent there are material differences between our estimates and the actual results, our future results of operations will be affected.

d)

Cash and Cash Equivalents

The Company considers all highly liquid instruments to be cash equivalents.  The Company had no cash equivalents at December 31, 2011. The company had term deposits totaling US $3,500,000 at March 31, 2012 as follows:

Investment Date	Amount	Maturity Date
	$
March 22, 2012	250,000	April 23, 2012
March 22, 2012	250,000	May 23, 2012
March 22, 2012	250,000	June 20, 2012
March 22, 2012	250,000	July 20, 2012
March 22, 2012	250,000	August 20, 2012
March 22, 2012	1,125,000	September 18, 2012
March 22, 2012	1,125,000	December 17, 2012

Total	3,500,000

e)

Allowance for Doubtful Accounts

The Company considers its receivables to be fully collectible; accordingly, no allowance for doubtful accounts is required. The Company recognizes an allowance for doubtful accounts on specific accounts identified at risk based on the age of the outstanding receivable and the inability or unwillingness of its customers to make the required payments.

f)

Property and Equipment

Property and equipment are stated at cost and are amortized over their estimated useful lives as follows:

Asset	Method	Rate

Computer equipment	Straight-line	33.3%
Computer software	Straight-line	100.0%
Furniture and fixtures	Declining balance	20.0%
Other equipment	Declining balance	20.0%

Amortization is recorded at one-half of the normal rate in the year of acquisition. We have compared the depreciation taken using the declining balance method to the straight-line method and have determined the difference to be immaterial for the three months ended March 31, 2012 and 2011.

Appendix E

13

Upon retirement or disposition of equipment, the cost and accumulated amortization are removed from the accounts and any resulting gain or loss is reflected in operations. Repairs and maintenance are charged to expense as incurred and expenditures for additions and improvements are capitalized.

g)

Impairment of Long-Lived Assets

The Company evaluates the carrying value of its long-lived assets under the provisions issued by the FASB which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted future cash flows estimated to be generated by those assets are less than the assets’ carrying amount. If such assets are impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying value or fair value, less costs to sell.

h)

Software Development Costs

Software development costs are recorded in accordance with the provisions issued by the FASB as follows. Costs incurred to establish the technological feasibility of computer software to be sold, leased, or otherwise marketed are expensed as incurred as research and development costs. Once technological feasibility is established, the cost of producing product masters for the software is capitalized. Capitalization of the software development costs ceases and amortization of the capitalized costs commences when the product is available for general release to customers. Capitalized costs are amortized based on the greater of (a) the ratio of current gross revenues to the total current and anticipated future gross revenues, or (b) the straight-line method over the remaining estimated economic life of the product.

i)

Research and Development

Expenditures relating to the development of new products and processes, including significant improvements to existing products, are charged to operations as incurred.

j)

Income Taxes

The Company accounts for income taxes under the provisions issued by the FASB which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the consolidated financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The Company computes tax asset benefits for net operating losses carried forward. The potential benefit of net operating losses has not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

k)

Revenue Recognition

The Company recognizes revenues in accordance with ASC 985-605, Revenue Recognition – Software (“ASC 985-605”), or ASC 605-25, Revenue Recognition – Multiple-Element Arrangements.

Pursuant to ASC 985-605, the Company recognizes revenue when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred, (iii) the fee is fixed or determinable, and (iv) collectibility is probable. The Company applies these criteria as discussed below:

•

Persuasive evidence of an arrangement exists. The Company requires a written contract, signed by both the customer and the Company, or a purchase order from those customers that have previously negotiated a standard end-user license arrangement or volume purchase agreement, prior to recognizing revenue on an arrangement.

•

Delivery has occurred. The Company delivers software and hardware to customers physically. The standard delivery terms are free on board shipping point.

•

The fee is fixed or determinable. The Company’s determination that an arrangement fee is fixed or determinable depends principally on the arrangement’s payment terms. Where these terms apply, the Company regards the fee as fixed or determinable, and recognizes revenue upon delivery (assuming other revenue recognition criteria are met). If the payment terms do not meet this standard, but rather, involve “extended payment terms,” the fee may not be considered to be fixed or determinable and the revenue would then be recognized when customer installments are due and payable.

Appendix E

14

•

Collectibility is probable. To recognize revenue, the Company judges collectibility of the arrangement fees on a customer-by-customer basis pursuant to a credit review policy. The Company typically sells to customers with which it has had a history of successful collections. For new customers, the Company evaluates the customer’s financial position and ability to pay. If the Company determines that collectibility is not probable based upon the credit review process or the customer’s payment history, revenue is recognized when cash is collected.

If there are any undelivered elements, the Company defers revenue for those elements, as long as vendor specific objective evidence (“VSOE”) of fair value exists for the undelivered elements. Payment for product is due upon shipment, subject to specific payment terms. Payment for professional services is due either upon or in advance of providing the services, subject to specific payment terms. Reimbursements received for out-of-pocket expenses and shipping costs, which have not been significant to date, are recognized as revenue in accordance with ASC 605-45, Revenue Recognition – Principal Agent Considerations.

The Company earns revenue from the sale of its software products and from royalties earned on software licensing agreements. Revenue from the sale of software products is recognized at the point of delivery, which occurs when customers either download the software or are shipped software products. Royalty revenue is recognized in accordance with the terms of licensing agreements and when collectibility is reasonably assured, which is usually on receipt of royalty payments.

The Company also recognizes revenue from the licensing of the intellectual property portfolio according to ASC 985-605, based on the terms of agreements involved.

The Company has not established a formal policy affecting warranty or returns.  No estimate of returns from sales has been made.

l)

Fair Value for Financial Assets and Financial Liabilities

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification (Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three levels of fair value hierarchy defined by Paragraph 820-10 35-37 are described below:

Level 1 Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2 Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3 Pricing inputs that are generally observable inputs and not corroborated by market data.

The carrying amounts of the Company’s financial assets and liabilities, such as cash and accrued expenses, approximate their fair values because of the short maturity of these instruments. The Company’s note payable approximates the fair value of such instrument based upon management’s best estimate of interest rates that would be available to the Company for similar financial arrangement at March 31, 2012. The Company does not have any assets or liabilities measured at fair value on a recurring or a non-recurring basis, consequently, the Company did not have any fair value adjustments for assets and liabilities measured at fair value at March 31, 2012, nor gains or losses are reported in the statement of operations that are attributable to the change in unrealized gains or losses relating to those assets and liabilities still held at the reporting date for the period ended March 31, 2012.

The Company’s operations are in Canada, which results in exposure to market risks from changes in foreign currency rates. The financial risk to the Company’s operations results from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

Appendix E

15

m)

Foreign Currency Translation

The Company’s functional currency is the Canadian dollar and these financial statements have been translated into U.S. dollars in accordance with standards issued by the FASB. The Canadian dollar based accounts of the Company’s foreign operations have been translated into United States dollars using the current rate method. Assets and liabilities of those operations are translated into U.S. dollars using exchange rates as of the balance sheet date; income and expenses are translated using the weighted average exchange rates for the reporting period. Translation adjustments are recorded as accumulated other comprehensive income (loss), a separate component of shareholders’ equity.

n)

Stock-based Compensation

On January 1, 2006, the Company adopted standards issued by the FASB, which requires the measurement and recognition of compensation expense for all share-based awards made to employees and directors, including employee stock options and shares issued through its employee stock purchase plan, based on estimated fair values. In March 2005, the Securities and Exchange Commission issued Staff Accounting Bulletin 107 (“SAB 107”) relating to this standard. The Company has applied the provisions of SAB 107 in its adoption of this standard. The Company adopted the FASB standard using the modified prospective transition method, which requires the application of the accounting standard as of the beginning in 2006. The Company’s financial statements as of and for the year ended December 31, 2007 reflect the impact of this standard. In accordance with the modified prospective transition method, the Company’s financial statements for prior periods do not include the impact of this standard.

The Company’s determination of estimated fair value of share-based awards utilizes the Black-Scholes option-pricing model. The Black-Scholes model is affected by the Company’s stock price as well as assumptions regarding certain highly complex and subjective variables. These variables include, but are not limited to the Company’s expected stock price volatility over the term of the awards and actual and projected employee stock option exercise behaviours.

o)

Net Income (Loss) per Share

Basic and diluted net income (loss) per share of common stock is presented in conformity with ASC 260, Earnings Per Share (“ASC 260”), for all periods presented. In accordance with ASC 260, basic net income (loss) per share has been computed using the weighted average number of shares of common stock outstanding during the period, less shares subject to repurchase. Diluted net income (loss) per share is computed on the basis of the weighted average number of shares and potential common shares outstanding during the period. Potential common shares result from the assumed exercise of outstanding stock options and warrants that have a dilutive effect when applying the treasury stock method.

The following table presents the calculation of basic and diluted net income (loss) per share:

	Three Months Ended March 31 (unaudited)
	2012	2011

Numerator:
Net income (loss) – basic and diluted	$3,814,384	$(671,705)

Denominator:
Basic weighted average common shares outstanding	83,310,606	69,648,229
Effect of dilutive securities:
Stock options	750,000	–
Warrants	8,610,600	–
Diluted weighted average common shares outstanding	92,671,206	69,648,229

Net income (loss) per share - basic	$0.05	$(0.10)
Net income (loss) per share - diluted	$0.04	$(0.10)

Due to a net loss for the three months ended March 31 2011, basic and diluted net loss per share are equivalent as the inclusion of potential common shares in the number of shares used for the diluted computation would be anti-dilutive to the net loss per share.

Appendix E

16

p)

Comprehensive Income (Loss)

The Company reports its comprehensive income (loss) in accordance with provisions of the FASB.  For the three month periods ended March 31, 2012 and 2011, the Company’s only component of comprehensive loss was foreign currency translation adjustments.

q)

Advertising Costs

Advertising costs are charged to operations as incurred.

r)

Recent Accounting Pronouncements

In September 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-08, Intangibles – Goodwill and Other (Topic 350): Testing Goodwill for Impairment. The guidance in ASU 2011-08 is intended to reduce complexity and costs by allowing an entity the option to make a qualitative evaluation about the likelihood of goodwill impairment to determine whether it should calculate the fair value of a reporting unit. The amendments also improve previous guidance by expanding upon the examples of events and circumstances that an entity should consider between annual impairment tests in determining whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Also, the amendments improve the examples of events and circumstances that an entity having a reporting unit with a zero or negative carrying amount should consider in determining whether to measure an impairment loss, if any, under the second step of the goodwill impairment test. The amendments in this ASU are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if an entity’s financial statements for the most recent annual or interim period have not yet been issued. The adoption of this guidance is not expected to have a material impact on the Company’s financial position or results of operations.

In June 2011, the FASB issued ASU 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income”, which is effective for annual reporting periods beginning after December 15, 2011. ASU 2011-05 will become effective for the Company on December 1, 2012. This guidance eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. In addition, items of other comprehensive income that are reclassified to profit or loss are required to be presented separately on the face of the financial statements. This guidance is intended to increase the prominence of other comprehensive income in financial statements by requiring that such amounts be presented either in a single continuous statement of income and comprehensive income or separately in consecutive statements of income and comprehensive income. The adoption of ASU 2011-05 is not expected to have a material impact on our financial position or results of operations.

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”, which is effective for annual reporting periods beginning after December 15, 2011. This guidance amends certain accounting and disclosure requirements related to fair value measurements. Additional disclosure requirements in the update include: (1) for Level 3 fair value measurements, quantitative information about unobservable inputs used, a description of the valuation processes used by the entity, and a qualitative discussion about the sensitivity of the measurements to changes in the unobservable inputs; (2) for an entity’s use of a nonfinancial asset that is different from the asset’s highest and best use, the reason for the difference; (3) for financial instruments not measured at fair value but for which disclosure of fair value is required, the fair value hierarchy level in which the fair value measurements were determined; and (4) the disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy. ASU 2011-04 will become effective for the Company on December 1, 2012. We are currently evaluating ASU 2011-04 and have not yet determined the impact that adoption will have on our financial statements.

In April 2011, the FASB issued ASU 2011-02, “Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring”. This amendment explains which modifications constitute troubled debt restructurings (“TDR”). Under the new guidance, the definition of a troubled debt restructuring remains essentially unchanged, and for a loan modification to be considered a TDR, certain basic criteria must still be met. For public companies, the new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructuring occurring on or after the beginning of the fiscal year of adoption. ASU 2011-02 has become effective for the Company on September 1, 2012. The Company does not believe that the guidance will have a material impact on its financial statements.

Appendix E

17

In December 2010, the FASB issued ASU 2010-29, “Business Combinations (Topic 805): Disclosure of supplementary pro forma information for business combinations.” This update changes the disclosure of pro forma information for business combinations. These changes clarify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. Also, the existing supplemental pro forma disclosures were expanded to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. This ASU is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. We are currently evaluating the impact of this ASU; however, we do not expect the adoption of this ASU to have a material impact on our financial statements.

In December 2010, the FASB issued ASU 2010-28, “Intangible –Goodwill and Other (Topic 350): When to perform Step 2 of the goodwill impairment test for reporting units with zero or negative carrying amounts.” This update requires an entity to perform all steps in the test for a reporting unit whose carrying value is zero or negative if it is more likely than not (more than 50%) that a goodwill impairment exists based on qualitative factors, resulting in the elimination of an entity’s ability to assert that such a reporting unit’s goodwill is not impaired and additional testing is not necessary despite the existence of qualitative factors that indicate otherwise. This ASU is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. We are currently evaluating the impact of this ASU; however, we do not expect the adoption of this ASU to have a material impact on our financial statements.

s)

Reclassifications

Certain reclassifications have been made to the prior period’s financial statements to conform to the current period’s presentation.

3.

RESTRICTED CASH

As of March 31, 2012 and December 31, 2011 we had restricted cash balances of $34,867 and $10,865, respectively.  This cash was held in trust by our attorneys for the payment of future legal invoices.

4.

PROPERTY AND EQUIPMENT

	Cost $	Accumulated Amortization as of March 31, 2012 $	Net Carrying Amount as of March 31, 2012 $	Net Carrying Amount as of December 31, 2011 $
Office equipment	3,863	3,608	255	264
Computer equipment	141,498	140,903	595	584
Computer software	7,096	7,096	-	-
Furniture and fixtures	15,265	14,251	1,014	1,048

	167,722	165,858	1,864	1,896

Depreciation expense totalled $121 and $168 for the three months ended March 31, 2012 and 2011, respectively.

5.

BANK LOANS PAYABLE

Represents loans from the Royal Bank of Canada, repayable upon demand, as follows:

c.

In the amount of CDN$nil (US$nil) as at March 31, 2012 (CDN$24,950 (US$24,533) as at December 31, 2011), requiring monthly blended payments of CDN$835 (US$821) including principal and interest at 4.25% per annum.  The loan was paid in full during the three month period ended March 31, 2012.

d.

In the amount of CDN$nil (US$nil) as at March 31, 2012 (CDN$13,747 (US$13,541) as at December 31, 2011), requiring monthly blended payments of CDN$1,540 (US$1,514) including principal and interest at 5.02% per annum.  The loan was paid in full during the three month period ended March 31, 2012.

Appendix E

18

6.

RELATED PARTY TRANSACTIONS AND BALANCES

The Company incurred the following related party transactions:

a.

The Company has entered into an agreement with a private company controlled by a director to provide management services requiring monthly payments of $CAD 30,000, expiring December 31, 2012. Management fees incurred by the Company totaled $90,109 ($CAD 90,000) and $91,779 ($CAD 90,000) for the three months ended March 31, 2012 and 2011, respectively.  In addition, on March 14, 2012, the Company has paid a performance bonus of $193,387.78 to this private company. As at March 31, 2012 the amount owing to this private company totaled $16,940.

b.

During the year ended December 31, 2008, the Company received proceeds of $150,810 ($CAD 150,000) from a director on an unsecured promissory note.  During the year ended December 31, 2010, the Company settled the loan through the issuance of shares of its common stock. The note bears interest at 8% per annum, matures December 31, 2010 and includes $150,810 ($CAD 150,000) of principal and all related accrued interest.  Accrued interest payable on the note totalled $31,815 ($CAD 31,786) and $31,255 ($CAD 31,786) at March 31, 2012 and December 31, 2011, respectively. Interest expense on the note during the three months ended March 31, 2012 and 2011 totalled $nil ($CAD nil) and $nil ($CAD nil), respectively.

e.

During the three months ended March 31, 2012, the Company incurred accounting fees of $11,013 with a private company of which an officer is also an officer.  As at March 31, 2012, the amount owing to this private company totaled $11,010.

f.

The Company has entered into an agreement with a private company controlled by an officer to provide management services requiring monthly payments of $US 17,000, expiring March 17, 2013. Management fees incurred by the Company totaled $15,000 for the three months ended March 31, 2012. As at March 31, 2012 the amount owing to this private company totaled $nil.

7.

NOTES PAYABLE

Promissory Notes

During the year ended December 31, 2010, the Company received proceeds of $20,400 on an unsecured promissory note and repaid $9,500, leaving a balance owing of $10,900 at December 31, 2010. During the year ended December 31, 2011, the Company received further proceeds of $17,000 and settled $21,900, only this amount was settled through stock issuance of shares of its common stock, leaving a balance owing of $3,500 at December 31, 2011.  The note bears interest at 10% per annum, which totaled $2,811, which remained outstanding at March 31, 2012.

Interest expense on the note during the three month periods ended March 31, 2012 and 2011 totaled ($288) and $336, respectively.

8.

COMMON STOCK

a.

In January 2012, the Company issued 35,000 shares of its common stock at $0.103 per share for services rendered by a consultant valued at $3,605 based on the price on the date of grant.

b.

Also in January 2012, the Company conducted private placement offerings whereby it issued 350,000 units at a price of $0.10 per share for total proceeds of $35,000. Each unit consisted of one share of the Company's common stock and two warrants to purchase an additional share of common stock, exercisable at $0.10 per share.

c.

Also in February 2012, the Company conducted private placement offerings whereby it issued 850,000 units at a price of $0.10 per share for total proceeds of $85,000. 850,000 of the units consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.10 per share.

Appendix E

19

The following table summaries the continuity of the Company’s share purchase warrants:

	Number of Warrants	Weighted average exercise price $	Weighted average remaining contractual life (in years)
Balance, December 31, 2010	2,577,555	0.20	1.40
Issued	9,137,600	0.14	1.29
Exercised	–	–	–
Expired/Cancelled	(456,055)	–	–

Balance, December 31, 2011	11,259,100	0.13	1.38
Issued	1,550,000	0.10	1.86
Exercised	–	–	–
Expired/Cancelled	(1,100,000)	–	–
Outstanding, March 31, 2012	11,709,100	0.12	1.58

9.

 STOCK-BASED COMPENSATION

The Company has, since incorporation, adopted two stock option plans. The first plan is dated February 15, 2001, amended on October 15, 2009, under which the Company is authorized to grant options to acquire up to a total of 6,000,000 shares of common stock. The second plan is dated February 15, 2005, under which the Company is authorized to grant options to acquire up to a total of 3,000,000 shares of common stock.  Pursuant to the stock option plans, options granted are subject to vesting terms which range from immediate vesting to various stages over a period of one year including monthly vesting, at the sole discretion of the Board of Directors.

During the year ended December 31, 2008, the Company adopted the 2008 Stock Compensation Plan and the 2008 Equity Incentive Plan, under which the Company is authorized to issue up to 500,000 and 2,000,000 shares, respectively, of the Company’s common stock, to be registered on Form S-8, to the Company’s employees, executives and consultants.  On May 14, 2010, the Company adopted the 2010 Share Incentive Plan on Form S-8 under which the Company is authorized to issue up to 10,000,000 registered shares of its common stock to qualified persons.

The Company did not grant any options during the three months ended March 31, 2012.

The total intrinsic value of stock options exercised during the three months ended March 31, 2012 and 2011 were $nil and $nil respectively.

The following table summarizes the continuity of the Company’s stock options:

	Number of Options	Weighted Average Exercise Price	Weighted-Average Remaining Contractual Term (years)	Aggregate Intrinsic Value

Outstanding, December 31, 2011	4,540,000	$ 0.69

Granted	–	–
Exercised	–	–
Expired/Cancelled	–	–

Outstanding, March 31, 2012	4,540,000	$ 0.69	1.66	$nil

Exercisable, March 31, 2012	4,540,000	$0.69	1.66	$nil

Appendix E

20

A summary of the status of the Company’s nonvested shares as of March 31, 2012, and changes during the three months ended March 31, 2012, is presented below:

Nonvested shares	Number of Shares	Weighted Average Grant Date Fair Value

Nonvested at January 1, 2012	–	–
Granted	–	–
Vested	–	–

Nonvested at March 31, 2012	–	–

As at March 31, 2012 there was $nil total unrecognized compensation cost related to nonvested share-based compensation arrangements.

10.

PATENTS LICENSING REVENUE

On February 29, 2012, the Company has entered into a Patent License Agreement (“Agreement”) with RPX Corporation whereby the Company granted a patent license to RPX. Under the terms of the Agreement, RPX’s affiliated members are granted the non-exclusive right to use patents for the remainder of the patents’ lives and the release of past infringement in exchange for a one-time payment of $5.0 million which is non-refundable and non-cancellable. The Company is under no obligation to keep the patents current and does not give up ownership of the patents nor do they have to provide any future services.

Pursuant to ASC 985-605, the Company recognizes patents licensing revenue when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred, (iii) the fee is fixed or determinable, and (iv) collectibility is probable. The Company applies these criteria as discussed below:

•

Persuasive evidence of an arrangement exists. The Agreement itself is persuasive evidence.

•

Delivery has occurred. Delivery has occurred as RPX Corporation has access to the patents and all economic benefits of the transaction have passed from one party to the other.

•

The fee is fixed or determinable. The fee of the Agreement is $5 million which is non-refundable and non-cancellable.

•

Collectibility is probable. Collection has been received on March 7, 2012.

Based on ASC 985-605-25, if the arrangement does not require significant production, modification, or customization of software, revenue shall be recognized when above four criteria are met. The Agreement does not require significant production, modification or customization such as maintenance agreements, technical support, training, consulting, and other multi element arrangements, therefore the Company does not need to allocate patents licensing revenue over elements. As such, the Company has recorded the entire $5 million to patents licensing revenue in the current period.

11.

SUBSEQUENT EVENTS

There were no subsequent events items as at the filing date of these financial statements.

Appendix E

21

ITEM 2.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION OR PLAN OF OPERATION

FORWARD-LOOKING STATEMENTS

This Management's Discussion and Analysis of Financial Condition and Results of Operations (MD&A) contains forward-looking statements that involve known and unknown risks, significant uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, or implied, by those forward-looking statements.  You can identify forward-looking statements by the use of the words may, will, should, could, expects, plans, anticipates, believes, estimates, predicts, intends, potential, proposed, or continue or the negative of those terms.  These statements are only predictions. In evaluating these statements, you should consider various factors which may cause our actual results to differ materially from any forward-looking statements.  Although we believe that the exceptions reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.  We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

RESULTS OF OPERATIONS

Working Capital

	March 31, 2012	December 31, 2011
Current Assets	$3,763,921	$52,979
Current Liabilities	$463,098	$686,878
Working Capital (deficit)	$3,300,823	(633,899)

Cash Flows

	March 31, 2012	March 31, 2011
Cash Flows from (used in) Operating Activities	$3,696,118	$(213,097)
Cash Flows from (used in) Financing Activities	$(30,061)	$188,093
Effect of exchange rate changes on cash	$(13,299)	$(19,236)
Net Increase (decrease) in Cash During Period	$3,652,758	$(44,240)

Operating Revenues

Operating revenues for the three months ended March 31, 2012 were $5,000,965 and is comprised of product sales of $965 and license granting of $5,000,000.

Operating revenues for the period ended March 31, 2011 were $10 and is comprised of product sales totaling $10.

Operating Expenses and Net Loss

Operating expenses for the period ended March 31, 2012 were $1,186,431 and is comprised of $18,225 in rent, $1,112,113 in selling, general and administrative and $56,093 in research and development.

Operating expenses for the period ended March 31, 2011 were $670,926 and is comprised of $18,108 in rent, $515,181 in selling, general and administrative and $137,637 in research and development.

Net income for the period ended March 31, 2012 was $3,814,384 and is comprised of $3,814,534 income from operations and $150 in interest expense.

Net loss for the period ended March 31, 2011 was $671,705 and is comprised of $670,916 loss from operations and $789 in interest expense.

Appendix E

22

Liquidity and Capital Resources

As at March 31, 2012, the Company’s cash and current asset balance was $3,763,921 compared to $52,979 as at December 31, 2011. The increase in current assets of $3,710,942 is attributed to an increase of $3,628,756 in cash and cash equivalents, an increase of $24,002 in restricted cash, an increase of $40,435 in HST/GST refund receivable, an increase of $4 in employee advances and an increase in prepaid expenses of $17,745.

As at March 31, 2012, the Company had current and total liabilities of $463,098 compared with current and total liabilities of $686,878 as at December 31, 2011. The decrease in total liabilities of $223,780 is attributed to a 63,991 decrease in accounts payable and accrued liabilities, a decrease of $38,074 in bank loans payable, a decrease of $119,487 in indebtedness to related parties and a decrease of $2,500 in notes payable, net of increase of $272 in accrued interest.

As at March 31, 2012, the Company had a working capital of $3,300,823 compared with a working capital deficit of $633,899 as at December 31, 2011.  The increase in working capital was primarily attributed to an increase in cash and cash equivalents and a reduction in accounts payable and accrued liabilities.

Cashflow from Operating Activities

During the period ended March 31, 2012, the Company generated $3,696,118 of cash for operating activities compared to the use of $213,097 of cash for operating activities during the period ended March 31, 2011. The change in net cash generated in operating activities is primarily attributed to an increase in sales revenue.

Cashflow from Financing Activities

During the period ended March 31, 2012, the Company used $30,061 of cash from financing activities compared to cash received $188,093 for the period ended March 31, 2011.  The change in cash flows from financing activities is primarily attributed to an increase in repayment of related party advances, repayment of line of credit, and other promissory notes, net of decrease in sale of common shares.

Quarterly Developments

In February 2012, the Company entered into an agreement with RPX Corporation (“RPX”), for RPX to license the Company’s advanced predictive input software patents.  Under the terms of the agreement, the Company shall receive a $5 million non-dilutive cash payment, while retaining full ownership of its patent portfolio.

Subsequent Developments

On April 18, 2012, Mr. Paul Silverstein was appointed as the Company’s Chief Operating Officer. On April 18, 2012, Mr. Silverstein accepted the appointment.

On April 24, 2012, Mr. Mark Dostie was appointed as the Company’s Chief Technology Officer. On April 24, 2012, Mr. Dostie accepted the appointment.

Going Concern

We have not attained profitable operations and are dependent upon obtaining financing to pursue any extensive acquisitions and activities. For these reasons, our auditors stated in their report on our audited financial statements that they have substantial doubt that we will be able to continue as a going concern without further financing.

Off-Balance Sheet Arrangements

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to stockholders.

Future Financings

We will continue to rely on equity sales of our common shares in order to continue to fund our business operations. Issuances of additional shares will result in dilution to existing stockholders. There is no assurance that we will achieve any additional sales of the equity securities or arrange for debt or other financing to fund our operations and other activities.

Appendix E

23

Critical Accounting Policies

Our financial statements and accompanying notes have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

We regularly evaluate the accounting policies and estimates that we use to prepare our financial statements. A complete summary of these policies is included in the notes to our financial statements. In general, management's estimates are based on historical experience, on information from third party professionals, and on various other assumptions that are believed to be reasonable under the facts and circumstances. Actual results could differ from those estimates made by management.

Recently Issued Accounting Pronouncements

In September 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-08, Intangibles – Goodwill and Other (Topic 350): Testing Goodwill for Impairment. The guidance in ASU 2011-08 is intended to reduce complexity and costs by allowing an entity the option to make a qualitative evaluation about the likelihood of goodwill impairment to determine whether it should calculate the fair value of a reporting unit. The amendments also improve previous guidance by expanding upon the examples of events and circumstances that an entity should consider between annual impairment tests in determining whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Also, the amendments improve the examples of events and circumstances that an entity having a reporting unit with a zero or negative carrying amount should consider in determining whether to measure an impairment loss, if any, under the second step of the goodwill impairment test. The amendments in this ASU are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if an entity’s financial statements for the most recent annual or interim period have not yet been issued. The adoption of this guidance is not expected to have a material impact on the Company’s financial position or results of operations.

In June 2011, the FASB issued ASU 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income”, which is effective for annual reporting periods beginning after December 15, 2011. ASU 2011-05 will become effective for the Company on December 1, 2012. This guidance eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. In addition, items of other comprehensive income that are reclassified to profit or loss are required to be presented separately on the face of the financial statements. This guidance is intended to increase the prominence of other comprehensive income in financial statements by requiring that such amounts be presented either in a single continuous statement of income and comprehensive income or separately in consecutive statements of income and comprehensive income. The adoption of ASU 2011-05 is not expected to have a material impact on our financial position or results of operations.

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”, which is effective for annual reporting periods beginning after December 15, 2011. This guidance amends certain accounting and disclosure requirements related to fair value measurements. Additional disclosure requirements in the update include: (1) for Level 3 fair value measurements, quantitative information about unobservable inputs used, a description of the valuation processes used by the entity, and a qualitative discussion about the sensitivity of the measurements to changes in the unobservable inputs; (2) for an entity’s use of a nonfinancial asset that is different from the asset’s highest and best use, the reason for the difference; (3) for financial instruments not measured at fair value but for which disclosure of fair value is required, the fair value hierarchy level in which the fair value measurements were determined; and (4) the disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy. ASU 2011-04 will become effective for the Company on December 1, 2012. We are currently evaluating ASU 2011-04 and have not yet determined the impact that adoption will have on our financial statements.

In April 2011, the FASB issued ASU 2011-02, “Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring”. This amendment explains which modifications constitute troubled debt restructurings (“TDR”). Under the new guidance, the definition of a troubled debt restructuring remains essentially unchanged, and for a loan modification to be considered a TDR, certain basic criteria must still be met. For public companies, the new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructuring occurring on or after the beginning of the fiscal year of adoption. ASU 2011-02 has become effective for the Company on September 1, 2012. The Company does not believe that the guidance will have a material impact on its financial statements.

Appendix E

24

In December 2010, the FASB issued ASU 2010-29, “Business Combinations (Topic 805): Disclosure of supplementary pro forma information for business combinations.” This update changes the disclosure of pro forma information for business combinations. These changes clarify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. Also, the existing supplemental pro forma disclosures were expanded to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. This ASU is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. We are currently evaluating the impact of this ASU; however, we do not expect the adoption of this ASU to have a material impact on our financial statements.

In December 2010, the FASB issued ASU 2010-28, “Intangible –Goodwill and Other (Topic 350): When to perform Step 2 of the goodwill impairment test for reporting units with zero or negative carrying amounts.” This update requires an entity to perform all steps in the test for a reporting unit whose carrying value is zero or negative if it is more likely than not (more than 50%) that a goodwill impairment exists based on qualitative factors, resulting in the elimination of an entity’s ability to assert that such a reporting unit’s goodwill is not impaired and additional testing is not necessary despite the existence of qualitative factors that indicate otherwise. This ASU is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. We are currently evaluating the impact of this ASU; however, we do not expect the adoption of this ASU to have a material impact on our financial statements.

The Company has implemented all new accounting pronouncements that are in effect.  These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

ITEM 3.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 4.

CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

Disclosure controls and procedures are controls and procedures that are designed to ensure that information required to be disclosed in our reports filed under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by our company in the reports that it files or submits under the Exchange Act is accumulated and communicated to our management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure. Our management carried out an evaluation under the supervision and with the participation of our Principal Executive Officer and Principal Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934 ("Exchange Act"). Based upon that evaluation, our Principal Executive Officer and Principal Financial Officer have concluded that our disclosure controls and procedures were not effective as of March 31, 2012, due to the material weaknesses resulting from the Board of Directors not currently having any independent members and no director qualifies as an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K, and controls were not designed and in place to ensure that all disclosures required were originally addressed in our financial statements. Please refer to our Annual Report on Form 10-K as filed with the SEC on April 13, 2012, for a complete discussion relating to the foregoing evaluation of Disclosures and Procedures.

Changes in Internal Control over Financial Reporting

Our management has also evaluated our internal control over financial reporting, and there have been no significant changes in our internal controls or in other factors that could significantly affect those controls subsequent to the date of our last evaluation.

The Company is not required by current SEC rules to include, and does not include, an auditor's attestation report. The Company's registered public accounting firm has not attested to Management's reports on the Company's internal control over financial reporting.

Appendix E

25

PART II - OTHER INFORMATION

ITEM 1.

LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which our director, officer or any affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

ITEM 1A.

RISK FACTORS

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 2.

UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

1.

Quarterly Issuances:

a)

In January 2012, the Company issued 35,000 shares of its common stock at $0.10 per share for services rendered by a consultant valued at $3,500 based on the price on the date of grant.

b)

Also in January 2012, the Company conducted private placement offerings whereby it issued 350,000 units at a price of $0.10 per share for total proceeds of $35,000. Each unit consisted of one share of the Company's common stock and two warrants to purchase an additional share of common stock, exercisable at $0.10 per share.

c)

Also in February 2012, the Company conducted private placement offerings whereby it issued 850,000 units at a price of $0.10 per share for total proceeds of $85,000. 850,000 of the units consisted of one share of the Company's common stock and one warrant to purchase an additional share of common stock, exercisable at $0.10 per share.

2.

Subsequent Issuances:

Subsequent to the quarter, we did not issue any unregistered shares, other than as previously reported.

ITEM 3.

DEFAULTS UPON SENIOR SECURITIES

None.

ITEM 4.

MINE SAFETY DISCLOSURES

Not Applicable.

ITEM 5.

OTHER INFORMATION

None.

Appendix E

26

ITEM 6.

EXHIBITS

Exhibit
Number	Description of Exhibit	Filing
3.01	Articles of Incorporation	Filed with the SEC on June 8, 2001 as part of our Registration Statement on Form 10SB12G.
3.01a	Certificate of Amendment to Articles of Incorporation	Filed with the SEC on May 21, 2003 as part of our Quarterly Report on Form 10QSB.
3.02	Bylaws	Filed with the SEC on June 8, 2001 as part of our Registration Statement on Form 10SB12G.
4.01	2010 Share Incentive Plan	Filed with the SEC on May 14, 2010 as part of our Registration Statement on Form S-8.
4.02	Sample Performance-Based Award Agreement	Filed with the SEC on May 14, 2010 as part of our Registration Statement on Form S-8.
4.03	Sample Non-Qualified Stock Option Grant Agreement	Filed with the SEC on May 14, 2010 as part of our Registration Statement on Form S-8.
4.04	Sample Qualified Stock Option Grant Agreement	Filed with the SEC on May 14, 2010 as part of our Registration Statement on Form S-8.
10.01	Debt Settlement Agreement between the Company and Richard Kozukan dated January 11, 2010	Filed with the SEC on February 8, 2010 as part of our Current Report on Form 8-K.
10.02	Consulting Agreement between the Company and Advidea, Inc. dated April 1, 2010	Filed with the SEC on May 18, 2010 as part of our Quarterly Report on Form 10-Q.
10.03	Subscription Agreement between the Company and Ulrich Rutsch dated January 5, 2010	Filed with the SEC on May 18, 2010 as part of our Quarterly Report on Form 10-Q.
10.04	Subscription Agreement between the Company and Michael C. O’Brian dated March 29, 2010	Filed with the SEC on May 18, 2010 as part of our Quarterly Report on Form 10-Q.
10.05	Subscription Agreement between the Company and Pamela A. Vandy dated March 31, 2010	Filed with the SEC on May 18, 2010 as part of our Quarterly Report on Form 10-Q.
10.06	Consulting Agreement between the Company and Douglas A. Glaser dated April 1, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.07	Consulting Agreement between the Company and Mirador Consulting, Inc. dated July 8, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.08	Consulting Agreement between the Company and Linda Gaal dated August 2, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.09	Promissory Note to Luis Carrillo for $6,000 dated August 5, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.10	Promissory Note to Luis Carrillo for $3,500 dated August 5, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.11	Settlement Agreement between Richard Kozukan and Jim Yano dated August 25, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.12	Website Services Agreement between the Company and Creative Web, Inc. dated August 31, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.13	Consulting Agreement between the Company and Douglas Schreiner dated September 8, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.14	Promissory Note to Luis Carrillo for $3,500 dated October 28, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.15	Promissory Note to Luis Carrillo for $2,500 dated October 28, 2010	Filed with the SEC on November 22, 2010 as part of our Quarterly Report on Form 10-Q.
10.16	Settlement Agreement between the Company and Luis Carrillo dated November 29, 2010	Filed with the SEC on May 23, 2011 as part of our Quarterly Report on Form 10-Q.
10.17	Promissory Note to Luis Carrillo for $4,900 dated January 13, 2011	Filed with the SEC on May 23, 2011 as part of our Quarterly Report on Form 10-Q.
10.18	Settlement Agreement between the Company and Mirador Consulting, Inc. dated February 2, 2011	Filed with the SEC on May 23, 2011 as part of our Quarterly Report on Form 10-Q.
10.19	Settlement Agreement between the Company and Luis Carrillo dated March 9, 2011	Filed with the SEC on May 23, 2011 as part of our Quarterly Report on Form 10-Q.

Appendix E

27

Exhibit
Number	Description of Exhibit	Filing
10.20	Promissory Note to Anthony Amado for $42,500 dated March 24, 2011	Filed with the SEC on May 23, 2011 as part of our Quarterly Report on Form 10-Q.
10.21	Settlement Agreement between the Company and Anthony Amado dated March 24, 2011	Filed with the SEC on May 23, 2011 as part of our Quarterly Report on Form 10-Q.
10.22	Promissory Note to Luis Carrillo for $3,000 dated March 25, 2011	Filed with the SEC on May 23, 2011 as part of our Quarterly Report on Form 10-Q.
10.23	Promissory Note to Luis Carrillo for $14,000 dated May 9, 2011	Filed with the SEC on May 23, 2011 as part of our Quarterly Report on Form 10-Q.
10.24	Settlement Agreement between the Company and Luis Carrillo dated October 21, 2011	Filed with the SEC on November 14, 2011 as part of our Quarterly Report on Form 10-Q.
10.25	Cancellation Agreement between the Company and Frank R. Evanshen dated October 27, 2011	Filed with the SEC on November 14, 2011 as part of our Quarterly Report on Form 10-Q.
10.26	Promissory Note for Luis Carrillo for $3,500 dated February 27, 2012.	Filed with the SEC on April 13, 2012 as part of our Annual Report on Form 10-K.
16.01	Letter from Former Accountant Manning Elliott LLP dated March 13, 2009	Filed with the SEC on March 16, 2009 as part of our Amended Current Report on Form 8-K/A.
31.01	Certification of Principal Executive Officer Pursuant to Rule 13a-14	Filed herewith.
31.02	Certification of Principal Financial Officer Pursuant to Rule 13a-14	Filed herewith.
32.01	CEO Certification Pursuant to Section 906 of the Sarbanes-Oxley Act	Filed herewith.
32.02	CFO Certification Pursuant to Section 906 of the Sarbanes-Oxley Act	Filed herewith.
101.INS*	XBRL Instance Document	Filed herewith.
101.SCH*	XBRL Taxonomy Extension Schema Document	Filed herewith.
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document	Filed herewith.
101.LAB*	XBRL Taxonomy Extension Labels Linkbase Document	Filed herewith.
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document	Filed herewith.
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document	Filed herewith.

*Pursuant to Regulation S-T, this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

Appendix E

28

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WORDLOGIC CORPORATION

Dated:  May 18, 2012

/s/ Franklin Evanshen

By: Franklin Evanshen

Its: President & Chief Executive Officer

Dated:  May 18, 2012

/s/ Darrin McCormack

By: Darrin McCormack

Its:  Chief Financial Officer & Chief Accounting Officer

Pursuant to the requirement of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Dated:  May 18, 2012

/s/ Franklin Evanshen

By: Franklin Evanshen

Its:  Director

Dated:  May 18, 2012

/s/ T. Allen Rose

By: T. Allen Rose

Its:  Director

Appendix E

29